                                                                 [LOGO OF PIMCO]


                                                  PIMCO VARIABLE INSURANCE TRUST
                                          STOCKSPLUS GROWTH AND INCOME PORTFOLIO
                                                            ADMINISTRATIVE CLASS

                                                               -----------------
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Contents
Chairman's Letter ............................................................ 1
Financial Highlights ......................................................... 3
Statement of Assets and Liabilities .......................................... 4
Statement of Operations ...................................................... 5
Statements of Changes in Net Assets .......................................... 6
Notes to Financial Statements ................................................10
Report of Independent Accountants ............................................14
Federal Income Tax Information ...............................................15

                                                             Fund                  Schedule of
                                                             Summary               Investments
StocksPLUS Growth and Income Portfolio (Administrative Class).....2                    7-9

Chairman's Letter


Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.


Sincerely,


/s/ Brent R. Harris


Brent R. Harris
Chairman

January 31, 2001


                                                            2000 Annual Report 1

StocksPLUS Growth and Income Portfolio

PORTFOLIO CHARACTERISTICS

Objective:

Total return which exceeds that of the S&P 500 Index

Portfolio:

Primarily S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities

Duration:

0.64 years

Total Net Assets:

$272.8 million

Sector Breakdown:*

                                    [GRAPH]

                       Mortgage-Backed Securities 44.4%
                       Corporate Bonds and Notes  24.7%
                       Short-Term Instruments     14.3%
                       Asset-Backed Securities     6.2%
                       Other                      10.4%

Quality Breakdown:*

                                    [GRAPH]

                                  AAA   61.3%
                                   AA    9.9%
                                    A    8.6%
                                  BBB   12.7%
                                   BB    4.8%
                                    B    2.7%

*% of Total Investments as of December 31, 2000

PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 2000

                StocksPLUS Growth and Income
                Portfolio (Administrative Class)
                (Incep. 12/31/1997)                   S&P 500 Index
-------------------------------------------------------------------
1 Year                       -9.50%                       -9.11%
3 Years*                     12.17%                       12.26%
Since Inception*             12.19%                          --

*Annualized

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception
$16.3 (in thousands)

                                    [GRAPH]

               Month          StocksPLUS Growth       S&P 500
                                  and Income           Index
                                  Portfolio
                                 Admin. Class

             12/31/1997             10,000             10,000
             01/31/1998             10,140             10,111
             02/28/1998             10,820             10,840
             03/31/1998             11,370             11,395
             04/30/1998             11,490             11,510
             05/31/1998             11,260             11,312
             06/30/1998             11,701             11,771
             07/31/1998             11,570             11,646
             08/31/1998              9,906              9,962
             09/30/1998             10,669             10,600
             10/31/1998             11,552             11,462
             11/30/1998             12,222             12,157
             12/31/1998             13,011             12,858
             01/31/1999             13,446             13,395
             02/28/1999             12,990             12,979
             03/31/1999             13,541             13,498
             04/30/1999             14,052             14,021
             05/31/1999             13,697             13,690
             06/30/1999             14,493             14,450
             07/31/1999             14,031             13,999
             08/31/1999             13,968             13,929
             09/30/1999             13,663             13,548
             10/31/1999             14,525             14,405
             11/30/1999             14,759             14,698
             12/31/1999             15,594             15,564
             01/31/2000             14,720             14,782
             02/29/2000             14,501             14,502
             03/31/2000             15,844             15,920
             04/30/2000             15,355             15,441
             05/31/2000             15,042             15,125
             06/30/2000             15,398             15,497
             07/31/2000             15,209             15,255
             08/31/2000             16,210             16,203
             09/30/2000             15,351             15,347
             10/31/2000             15,219             15,282
             11/30/2000             14,074             14,077
             12/31/2000             14,113             14,146

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 1/01/1998, the first full month following the Portfolio's Administrative Class inception on 12/31/1997, compared to the S&P 500 Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

 PORTFOLIO INSIGHTS

 .    In sharp contrast to recent years, 2000 proved to be a very difficult environment for the equity market as investor fears associated with a weakening economy led to significant losses.
 .    The StocksPLUS Growth and Income Portfolio Administrative Class returned a negative 9.50% for the 12 months ended December 31, 2000, underperforming the total return of the S&P 500 Index by 0.39%.
 .    Short-duration mortgages were relatively neutral for returns as the negative impact of heightened market volatility was offset by relatively high yields.
 .    Corporates hurt performance due to increased investor risk aversion in general while specific credits lost value due to concern about eroding liquidity.
 .    Real return bonds added to relative returns, outperforming similar-duration
     Treasuries as real yields fell.

Financial Highlights

StocksPLUS Growth and Income Portfolio (Administrative Class)
December 31, 2000

Selected Per Share Data for the Year or Period Ended:    12/31/2000      12/31/1999      12/31/1998 (b)

Net asset value beginning of period                      $    13.56      $    12.58      $      10.00
Net investment income (a)                                      0.76            0.76              0.30
Net realized / unrealized gain (loss) on
investments (a)                                               (1.98)           1.65              2.68
Total income from investment operations                       (1.22)           2.41              2.98
Dividends from net investment income                          (0.75)          (0.61)            (0.29)
Distributions in excess of net realized
capital gains                                                 (0.54)          (0.82)            (0.11)
Total distributions                                           (1.29)          (1.43)            (0.40)
Net asset value end of period                            $    11.05      $    13.56      $      12.58
Total return                                                  (9.50)%         19.85%            30.11%
Net assets end of period (000s)                          $  272,751      $  230,412      $     58,264
Ratio of expenses to average net assets                        0.65%(c)        0.65%             0.65%
Ratio of net investment income to average net                  5.86%           5.69%             5.30%
assets
Portfolio turnover rate                                         350%             34%               61%

(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on December 31, 1997.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2000.

                                 2000 Annual Report See accompanying notes     3

Statement of Assets and Liabilities

StocksPLUS Growth and Income Portfolio
December 31, 2000

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                                           $      436,374
Cash and foreign currency                                                                1,664
Receivable for investments sold and forward foreign currency contracts                  27,994
Receivable for Portfolio shares sold                                                       304
Interest and dividends receivable                                                        2,471
Manager reimbursement receivable                                                             8
Other assets                                                                                 3
                                                                                       468,818
----------------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased and forward foreign currency contracts        $      191,899
Written options outstanding                                                                166
Accrued investment advisory fee                                                             95
Accrued administration fee                                                                  24
Accrued servicing fee                                                                       35
Variation margin payable                                                                 3,658
Other liabilities                                                                          127
                                                                                       196,004
----------------------------------------------------------------------------------------------

Net Assets                                                                      $      272,814
----------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                                 $      316,737
Undistributed (overdistributed) net investment income                                    (143)
Accumulated undistributed net realized (loss)                                         (36,908)
Net unrealized (depreciation)                                                          (6,872)
                                                                                $      272,814
----------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                             $           63
Administrative Class                                                                   272,751


Shares Issued and Outstanding:

Institutional Class                                                                          6
Administrative Class                                                                    24,691


Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                                             $        11.05
Administrative Class                                                                     11.05

Cost of Investments Owned                                                       $      436,700
----------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                                                            1,588
----------------------------------------------------------------------------------------------

4     See accompanying notes

Statement of Operations

StocksPLUS Growth and Income Portfolio
For the year ended December 31, 2000

Amounts in thousands

Investment Income:

Interest                                                                        $      17,235
Dividends, net of foreign taxes                                                            92
   Total Income                                                                        17,327


Expenses:

Investment advisory fees                                                                1,059
Administration fees                                                                       352
Distribution and/or servicing fees - Administrative Class                                 310
Trustees' fees                                                                             23
Organization costs                                                                          1
   Total Expenses                                                                       1,745
   Reimbursement by Manager                                                              (12)
   Net Expenses                                                                         1,733

Net Investment Income                                                                  15,594
---------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                          394
Net realized (loss) on futures contracts and written options                          (30,011)
Net realized gain on foreign currency transactions                                        723
Net change in unrealized (depreciation) on investments                                   (155)
Net change in unrealized (depreciation) on futures contracts and written options      (13,107)
Net change in unrealized (depreciation) on translation of assets and liabilities
denominated in foreign currencies                                                        (273)
   Net (Loss)                                                                         (42,429)

Net (Decrease) in Assets Resulting from Operations                               $    (26,835)
---------------------------------------------------------------------------------------------


                                     2000 Annual Report See accompanying notes 5

Statements of Changes in Net Assets

StocksPLUS Growth and Income Portfolio
December 31, 2000
Amounts in thousands

                                                                  Year Ended            Year Ended
Increase (Decrease) in Net Assets from:                    December 31, 2000     December 31, 1999

Operations
Net investment income                                         $       15,594      $          8,048
Net realized gain (loss)                                             (28,894)               14,885
Net change in unrealized appreciation (depreciation)                 (13,535)                4,024
Net increase (decrease) resulting from operations                    (26,835)               26,957
---------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                    (3)                    0
   Administrative Class                                              (16,322)               (7,970)
In excess of net investment income
   Institutional Class                                                     0                     0
   Administrative Class                                                    0                     0
From net realized capital gains
   Institutional Class                                                     0                     0
   Administrative Class                                                    0               (11,998)
In excess of net realized capital gains
   Institutional Class                                                    (5)                    0
   Administrative Class                                              (12,432)                    0

Total Distributions                                                  (28,762)              (19,968)
---------------------------------------------------------------------------------------------------

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                                   139                     0
   Administrative Class                                              114,012               188,965
Issued as reinvestment of distributions
   Institutional Class                                                     9                     0
   Administrative Class                                               28,754                19,968
Cost of shares redeemed
   Institutional Class                                                   (63)                    0
   Administrative Class                                              (44,852)              (43,774)
Net increase resulting from Fund share transactions                   97,999               165,159

Total Increase in Net Assets                                  $       42,402      $        172,148
---------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                  230,412                58,264
End of period *                                               $      272,814      $        230,412

*Including net undistributed (overdistributed) investment     $         (143)     $          5,040
income of:

6     See accompanying notes

Schedule of Investments

StocksPLUS Growth and Income Portfolio
December 31, 2000

                                                          Principal
                                                             Amount       Value
                                                             (000s)      (000s)

--------------------------------------------------------------------------------
   CORPORATE BONDS   & NOTES 39.6%
--------------------------------------------------------------------------------

Banking & Finance 18.3%
American General Finance
     6.050% due 07/02/2001                                 $    300    $    300
Banco Latinoamericano SA
     7.639% due 12/10/2001                                    8,300       8,398
Caithness Coso Fund Corp.
     6.800% due 12/15/2001                                      738         733
Chrysler Financial Co. LLC
     6.677% due 06/11/2001 (d)                                  600         600
   Donaldson, Lufkin & Jenrette, Inc.
     7.210% due 04/25/2003 (d)                                1,100       1,100
   Finova Capital Corp.
     6.910% due 06/18/2003 (d)                                3,000       1,890
Ford Motor Credit Canada
     6.820% due 12/16/2002 (d)                                  300         299
Ford Motor Credit Co.
     6.993% due 07/16/2002 (d)                                  700         700
General Motors Acceptance Corp.
     5.400% due 04/09/2001                                    2,000       1,995
     5.500% due 12/15/2001                                    3,500       3,473
     6.922% due 12/17/2001 (d)                                2,000       2,010
     6.858% due 08/18/2003 (d)                                3,000       2,994
     7.052% due 04/05/2004 (d)                                  800         799
Goldman Sachs Group
     6.988% due 02/20/2001 (d)                                  700         700
     7.009% due 02/10/2004 (d)                                1,300       1,298
GS Escrow Corp.
     7.711% due 08/01/2003 (d)                                1,000         956
Korea Development Bank
     7.125% due 09/17/2001                                    3,000       3,008
Lehman Brothers Holdings, Inc.
     7.051% due 08/01/2003 (d)                                1,100       1,096
     7.632% due 11/30/2006 (d)                                2,543       2,381
   LG&E Capital Corp.
     7.360% due 06/18/2001 d)                                 1,200       1,201
   Merrill Lynch & Co.
     7.193% due 01/11/2002 (d)                                2,200       2,208
     7.086% due 02/01/2002 (d)                                  750         752
Morgan Stanley, Dean Witter, Discover and Co.
     6.837% due 01/28/2002 (d)                                4,700       4,707
Old Kent Bank
     7.461% due 11/01/2005 (d)                                  700         699
Paine Webber Group, Inc.
     6.936% due 08/18/2004 (d)                                1,000         990
   Salomon, Smith Barney Holdings
     6.998% due 04/02/2002 (d)                                  300         300
Sovereign Bancorp, Inc.
     6.625% due 03/15/2001                                    4,300       4,281
                                                                      ----------
                                                                         49,868
                                                                      ----------
Industrials 15.7%
British Telecom PLC
     7.722% due 12/15/2003 (d)                                2,200       2,211
Cemex SA
     9.250% due 06/17/2002                                      900         917
Champion International Corp.
     9.700% due 05/01/2001                                      300         302
   Clear Channel Communications, Inc.
     7.327% due 06/15/2002 (d)                                1,000       1,003
Coastal Corp.
     7.358% due 07/21/2003 (d)                                7,700       7,715
DaimlerChrysler Holdings
     7.090% due 08/23/2002 (d)                                3,300       3,304
Enron Corp.
     8.000% due 08/15/2005                                    5,200       5,534
HCA - The Healthcare Co.
     8.160% due 09/19/2002 (d)                                7,300       7,296
Park Place Entertainment Corp.
     7.950% due 08/01/2003                                    1,430       1,450
Petroleos Mexicanos
     8.662% due 07/15/2005 (d)                                4,000       4,020
Rollins Truck Leasing Co.
     8.250% due 05/01/2002                                    7,000       7,065
TRW, Inc.
     6.450% due 06/15/2001                                    1,100       1,097
Tyco International Group SA
     7.386% due 03/05/2001 (d)                                  500         501
Williams Cos., Inc.
     7.259% due 11/15/2001 (d)                                  300         300
                                                                      ----------
                                                                         42,715
Utilities 5.6%                                                        ----------
CMS Energy Corp.
     8.000% due 07/01/2011                                      800         798
Entergy Arkansas, Inc.
     7.720% due 03/01/2003                                      600         614
Nevada Power Co.
     7.210% due 06/12/2001 (d)                                1,000       1,000
Scana Corp.
     7.448% due 07/15/2002 (d)                                2,100       2,103
Sierra Pacific Power Co.
     7.160% due 06/12/2001 (d)                                3,300       3,300
Southern California Edison Co.
     7.203% due 05/01/2002 (d)                                5,000       4,321
Sprint Capital Corp.
     7.049% due 11/15/2001 (d)                                3,200       3,202
                                                                      ----------
                                                                         15,338
                                                                      ----------
Total Corporate Bonds & Notes                                           107,921
(Cost $108,773)                                                       ----------

MUNICIPAL BONDS & NOTES 4.0%

North Carolina 4.0%
North Carolina State Education Assistance Authority
Revenue Bonds, (GTD Insured), Series 2000
     6.840% due 06/01/2009 (d)                               11,000      11,000
                                                                      ----------
Total Municipal Bonds & Notes                                            11,000
                                                                      ----------
(Cost $11,000)

U.S. TREASURY OBLIGATIONS 7.8%

Treasury Inflation Protected Securities (h)
     3.625% due 07/15/2002 (b)                               19,773      19,808
     3.625% due 01/15/2008                                    1,400       1,391
                                                                      ----------
Total U.S. Treasury Obligations                                          21,199
                                                                      ----------
(Cost $21,065)

MORTGAGE-BACKED SECURITIES 71.1%

Collateralized Mortgage Obligations 7.7%
Countrywide Home Loans
     6.500% due 03/25/2028                                      498         495
     6.050% due 04/25/2029                                      305         303
CS First Boston Mortgage Securities Corp.
     6.960% due 01/20/2004                                      186         188
DLJ Mortgage Acceptance Corp.
     7.187% due 06/25/2026 (d)                                  794         790
Fannie Mae
     6.900% due 10/25/2020                                    1,000       1,007
Freddie Mac
     6.500% due 02/15/2024                                      311         311
General Electric Capital Mortgage Services, Inc.
     6.500% due 12/25/2023                                    1,636       1,624
     6.500% due 08/25/2024                                    2,104       2,096
 Government National Mortgage Association
     7.120% due 06/16/2026 (d)                                3,874       3,854
Headlands Mortgage Securities, Inc.
     7.250% due 11/25/2027                                    1,000       1,002
     7.000% due 02/25/2028                                      328         327
Housing Securities, Inc.
     7.320% due 07/25/2032 (d)                                  681         681
Independent National Mortgage Corp.
     8.350% due 06/25/2025                                       32          31
Morgan Stanley Capital I
     6.847% due 07/25/2027 (d)                                  113         113
Morgan Stanley Dean Witter Capital I
     6.950% due 10/15/2026 (d)                                1,281       1,281



                                 2000 Annual Report See accompanying notes     7

StocksPLUS Growth and Income Portfolio
December 31, 2000

                                          Principal
                                             Amount       Value
                                             (000s)      (000s)

Norwest Asset Securities Corp.
        6.750% due 08/25/2029          $        815   $     813
PNC Mortgage Securities Corp.
        6.625% due 03/25/2028                   536         535
        7.500% due 05/25/2040 (d)             1,270       1,285
Prudential Home Mortgage Securities
        6.750% due 08/25/2008                    15          15
Resecuritization Mortgage Trust
        6.870% due 04/26/2021 (d)               285         281
Residential Accredit Loans, Inc.
        8.000% due 08/25/2026                   510         509
Residential Asset Securitization Trust
        7.750% due 04/25/2027                   850         849
Residential Funding Mortgage
Securities, Inc.
        6.500% due 07/25/2008                    33          33
        7.250% due 10/25/2027                 1,000       1,012
Thrift Financing Corp.
     11.250% due 01/01/2016                   1,373       1,396
                                                      ----------
                                                         20,831
                                                      ----------
Fannie Mae 6.0%
        5.848% due 08/01/2031 (d)                55          55
        6.500% due 09/01/2005                   360         361
        6.759% due 08/01/2029 (d)               230         229
        7.500% due 01/16/2031                 6,000       6,088
        8.000% due 01/16/2031                 9,500       9,735
                                                      ----------
                                                         16,468
                                                      ----------
Government National Mortgage
Association 57.4%
        7.000% due 01/23/2031                33,000      33,144
        7.375% due                            8,142       8,220
        04/20/2024-04/20/2027 (d)(i)
        7.500% due 01/23/2031                39,500      40,178
        7.750% due 08/20/2024 (d)               195         197
        8.000% due 01/23/2031 (i)            72,999      74,781
                                                      ----------
                                                        156,520
                                                      ----------
Total Mortgage-Backed Securities                        193,819
                                                      ----------
(Cost $193,233)

ASSET-BACKED SECURITIES 9.8%

Advanta Equipment Receivables
        7.560% due 02/15/2007                 5,978       6,074
Banc One Auto Grantor Trust
        6.270% due 11/20/2003                   306         306
Korea National Housing
        9.968% due 05/23/2001                 3,000       3,052
MGM Grand Term Loan
        7.870% due 05/06/2001                 1,135       1,132
Option One Mortgage Loan Trust
        6.947% due 04/25/2030 (d)             8,506       8,525
Saxon Asset Securities Trust
        6.850% due 05/25/2029 (d)             2,512       2,514
Starwood Hotels & Resorts
        9.368% due 02/23/2003                 2,408       2,414
        9.367% due 02/23/2003                 2,093       2,098
The Money Store Home Equity Trust
        6.550% due 09/15/2021                   611         610
        6.345% due 11/15/2021                    88          88
WMC Mortgage Loan
        6.828% due 03/20/2028 (d)                36          36
                                                      ----------
Total Asset-Backed Securities                            26,849
                                                      ----------
(Cost $26,738)

SOVEREIGN ISSUES  3.7%

Republic of Brazil
        7.875% due 01/01/2001 (d)             3,647       3,647
        7.625% due 04/15/2006 (d)             6,820       6,398
                                                      ----------
Total Sovereign Issues                                   10,045
                                                      ----------
(Cost $9,977)

FOREIGN CURRENCY-DENOMINATED  (f) 1.0%

Korea Development Bank
     5.625% due 11/05/2002       FF          20,000 $     2,835
                                                      ----------
Total Foreign Currency-Denominated                        2,835
                                                      ----------
(Cost $3,228)

PURCHASED PUT OPTIONS 0.1%

PNC Mortgage Securities Corp. (OTC)
     7.500% due 05/25/2040
     Strike @ 100.000 Exp. 04/01/2005   $     1,300           0
S&P 500 Index March Futures (CME)
     Strike @ 850.000 Exp. 03/16/2001           235         153
                                                      ----------
Total Purchased Put Options                                 153
                                                      ----------
(Cost $133)

SHORT-TERM INSTRUMENTS 22.9%

Commercial Paper 18.9%
Abbey National North America
     6.560% due 01/24/2001                    2,500       2,490
Alcoa, Inc.
     6.550% due 01/18/2001                      400         399
Associates Corp. of North America
     6.640% due 01/19/2001                    7,800       7,776
AT&T Corp.
     7.470% due 01/31/2001                    2,700       2,684
Bell South
Telecommunications, Inc.
     6.300% due 02/28/2001                    4,600       4,554
CDC
     6.570% due 01/31/2001                    2,000       1,989
Detroit Edison Co.
     7.017% due 01/29/2001                    1,100       1,100
General Electric Capital Corp.
     6.590% due 01/10/2001                    1,600       1,598
     6.640% due 01/12/2001                    2,200       2,196
     6.650% due 01/12/2001                    5,500       5,490
     6.600% due 01/17/2001                      800         798
SBC Communications, Inc.
     6.540% due 01/24/2001                    1,700       1,693
UBS Finance, Inc.
     6.590% due 01/16/2001                    1,000         997
Verizon Global Funding Corp.
     6.560% due 01/11/2001                    5,500       5,491
     6.290% due 03/01/2001                    6,500       6,434
Williams Cos., Inc.
     7.231% due 04/10/2001                    6,000       6,001
                                                      ----------
                                                         51,690
                                                      ----------
Repurchase Agreement 1.9%
State Street Bank
     6.000% due 01/02/2001                    5,286       5,286
     (Dated 12/29/2000.
     Collateralized by
     Federal Home Loan Bank
     6.450% due 04/29/2009
     valued at $5,396.
     Repurchase proceeds are
     $5,290.)

U.S. Treasury Bills 2.0%
     5.694% due 02/01/2001-
     05/17/2001 (b)(i)                        5,605       5,577
                                                      ----------
Total Short-Term Instruments                             62,553
                                                      ----------
(Cost $62,553)

Total Investments (a) 160.0%                        $   436,374
(Cost $436,700)

Written Options (c) (0.1%)                                 (166)
(Premiums $232)

Other Assets and Liabilities                           (163,394)
(Net) (60.0%)

Net Assets 100.0%                                   $   272,814


8 See accompanying notes

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $436,786 was as follows:

Aggregate gross unrealized
appreciation for all
investments in which there was
an excess of value
over tax cost.                             $        2,017

Aggregate gross unrealized
depreciation for all
investments in which there was
an excess of tax
cost over value.                                   (2,430)
                                               ----------
Unrealized depreciation-net                $         (413)
                                               ----------

(b) Securities with an aggregate market
value of $23,423 have been segregated
with the custodian to cover margin
requirements for the following open
futures contracts at December 31, 2000:

                                             Unrealized
                                    # of    Appreciation/
Type                             Contracts  (Depreciation)
---------------------------------------------------------
Government of Japan 10 Year
Note (03/2001)                          1  $           15
United Kingdom Gilt LIF
(03/2001)                              73             (51)
S&P 500 Index (03/2001)               797          (5,716)
S&P 500 Index (06/2001)                 1               8
U.S. Treasury 2 Year Note
(03/2001)                              53            (120)
                                           --------------
                                           $       (5,864)
                                           --------------
(c) Premiums received on
written options:
                               # of
Type                        Contracts    Premium    Value
---------------------------------------------------------
Put - CME S&P 500 Index
March Futures
   Strike @ 1230.000 Exp.       16      $   144  $     56
   03/16/2001

Call - CME S&P 500 Index
March Futures
   Strike @ 1350.000 Exp.        8           88       110
   03/16/2001
                                        -----------------
                                        $   232   $   166
                                        -----------------

(d) Variable rate security. The rate listed is as of December 31, 2000.

(e) Foreign forward currency contracts outstanding at December 31, 2000:

                     Principal
                        Amount               Unrealized
                    Covered by  Settlement  Appreciation/
Type    Currency      Contract       Month  (Depreciation)
---------------------------------------------------------
Buy        EC      $       826     01/2001     $       65
Sell                     5,486     02/2001           (439)
Buy                        723     02/2001             40
Buy        PZ            4,200     01/2001             68
                                               ----------
                                               $     (266)
                                               ----------

(f) Principal amount denoted in indicated currency:

      EC  -    Euro
      FF  -    French Franc
      PZ  -    Polish Zloty

(g) Swap agreements outstanding at December 31, 2000:

                                              Unrealized
                                   Notional  Appreciation/
Type                                 Amount  (Depreciation)
----------------------------------------------------------
Receive floating rate based on
6-month JY-LIBOR and pay fixed
rate equal to 1.746%.

Broker: Goldman Sachs & Co.
Exp. 09/20/2007                JY   506,000  $        (124)

Receive total return on S&P
500 Index and pay floating rate
based on 1-month LIBOR plus 0.180%.

Broker: J.P. Morgan
Securities, Inc.
Exp. 05/03/2001                 $         4              0
                                             $        (124)

(h) Principal amount of the security is adjusted for  inflation.

(i) Securities are grouped by coupon or range of coupons and represent a range of maturities.

                                                            2000 Annual Report 9

Notes to Financial Statements
December 31, 2000

1. Organization

The StocksPLUS Growth and Income Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of the Portfolio are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
        Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
        Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.


                                                           2000 Annual Report 11

December 31, 2000

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.10%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                 From 01/01/2000
                                Effective 04/01/2000               to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                   0.40%                       0.40%
Administrative Fee                             0.10%                       0.25%
Service Fee                                    0.15%                         --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
        PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                 Institutional Class        Administrative Class
--------------------------------------------------------------------------------

StocksPLUS Growth
   and Income Portfolio                        0.50%                       0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

        The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
        Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4. Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as fol- lows (amounts in thousands):

                         U.S. Government/Agency                     All Other
                       -------------------------------------------------------------
                              Purchases         Sales     Purchases          Sales
------------------------------------------------------------------------------------
StocksPLUS Growth
   and Income Portfolio  $    851,684     $ 692,029       $  173,946       $ 110,021

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                         StocksPLUS Growth and Income Portfolio
                                         --------------------------------------
                                                                        Premium
-------------------------------------------------------------------------------
Balance at 12/31/1999                                                 $     253
Sales                                                                     4,332
Closing Buys                                                             (2,505)
Expirations                                                              (1,848)
Exercised                                                                     0
--------------------------------------------------------------------------------
Balance at 12/31/2000                                                 $     232
--------------------------------------------------------------------------------

6. Federal Income Tax Matters

As of December 31, 2000, the StocksPLUS Growth and Income Portfolio had remaining capital loss carryforwards that were realized during the current year.
        Additionally, the Portfolio realized $24,565,514 of capital losses during the period November 1, 2000 through December 31, 2000 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
        The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards:

                                                  Capital Loss Carryforwards
                                           -------------------------------------
                                             Realized Losses         Expiration


StocksPLUS Growth and Income
   Bond Portfolio                           $     18,564,266          12/31/2008

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.


7. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                    StocksPLUS Growth and Income Portfolio
                                                              ---------------------------------------------------
                                                              Year Ended   12/31/2000     Year Ended  12/31/1999
                                                                  Shares       Amount         Shares      Amount
                                                              ---------------------------------------------------
Receipts for shares sold
   Institutional Class                                                10     $    139              0    $      0
   Administrative Class                                            8,754      114,012         14,200     188,965
Issued as reinvestment of distributions
   Institutional Class                                                 1            9              0           0
   Administrative Class                                            2,378       28,754          1,460      19,968
Cost of shares redeemed
   Institutional Class                                                (5)         (63)             0           0
   Administrative Class                                           (3,432)     (44,852)        (3,301)    (43,774)
Net increase resulting from Portfolio share transactions           7,706     $ 97,999         12,359    $165,159
-----------------------------------------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                 Number   % of Portfolio Held
                                 ----------------------------

StocksPLUS Growth and Income
Portfolio
   Administrative Class               1                    95
   Institutional Class                1                   100

                                                           2000 Annual Report 13

Report of Independent Accountants

    To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the StocksPLUS Growth and Income Portfolio


    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the StocksPLUS Growth and Income Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.



    PricewaterhouseCoopers LLP
    Kansas City, Missouri
    February 15, 2001

Federal Income Tax Information (Unaudited)

    As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year-end regarding the status of the distributions made to the shareholders.

    Capital Gain Distributions. Capital gains distributions paid during the calendar year end were in the amounts as follows:

                                                      Per Share        Per Share
                                                      Long-Term       Short-Term
                                                  Capital Gains    Capital Gains
    ----------------------------------------------------------------------------
    StocksPLUS Growth and Income Portfolio        $     0.31613    $     0.22659

    Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during the Portfolio's calendar year-end which qualify for the corporate dividend-received deduction is as follows:

    StocksPLUS Growth and Income Portfolio       0.43%

    Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.



                                                       2000 Annual Report     15

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.


Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
           Brent R. Harris, Chairman and Trustee
           R. Wesley Burns, President and Trustee
           Guilford C. Babcock, Trustee
           E. Philip Cannon, Trustee
           Vern O. Curtis, Trustee
           J. Michael Hagan, Trustee
           Thomas P. Kemp, Sr., Trustee
           William J. Popejoy, Trustee
           Garlin G. Flynn,  Secretary
           John P. Hardaway, Treasurer

Investment Adviser and Administrator
           Pacific Investment Management Company LLC
           840 Newport Center Drive, Suite 300
           Newport Beach, California 92660

Transfer Agent
           National Financial Data Services
           330 W. 9th Street, 4th Floor
           Kansas City, Missouri 64105

Custodian
           State Street Bank & Trust Co.
           801 Pennsylvania
           Kansas City, Missouri 64105

Counsel
           Dechert Price & Rhoads
           1775 Eye Street, N.W.
           Washington, D.C. 20006-2401

Independent Accountants
           PricewaterhouseCoopers LLP
           1055 Broadway
           Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]


                                                  PIMCO VARIABLE INSURANCE TRUST
                                                       SHORT-TERM BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS

                                                                   ANNUAL REPORT
                                                               December 31, 2000

Contents
Chairman's Letter. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Statement of Assets and Liabilities . . . . . . . . . . . . . . . . .  . . . . 4
Statement of Operations . . . . . . . . . . . . . . . . . . . . . . .  . . . . 5
Statements of Changes in Net Assets . . . . . . . . . . . . . . . . .  . . . . 6
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . 8
Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . . 11

                                                          Fund       Schedule of
                                                          Summary    Investments
Short-Term Bond Portfolio (Administrative Class)   . . . . . 2            7

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns.Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2001

                                                            2000 Annual Report 1

Short-Term Bond Portfolio

 PORTFOLIO CHARACTERISTICS

Objective:
Maximum current income, consistent with
preservation of capital and daily liquidity

Portfolio:
Primarily money market instruments and
short maturity fixed income securities

Duration:
0.23 years

Total Net Assets:
$3.4 million

Sector Breakdown:*

                                    [GRAPH]

Corporate Bonds and Notes    75.3%
Short-Term Instruments       12.9%
Mortgage-Backed Securities    7.3%
Other                         4.5%

Quality Breakdown:*

                                    [GRAPH]

AAA  12.1%
 AA  13.5%
  A  38.9%
BBB  35.5%

*% of Total Investments as of December 31, 2000

 PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 2000

                     Short-Term Bond Portfolio          Salomon Smith Barney
                     (Administrative Class)             3-Month U.S. Treasury
                     (Incep. 9/30/1999)                 Bill Index
--------------------------------------------------------------------------------
1 Year                              6.42%                           5.97%
Since Inception*                    6.20%                            --

*Annualized

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception
$10.8 (in thousands)

                                    [GRAPH]

      Month             Short-Term            Salomon Smith Barney
                      Bond Portfolio          3-Month U.S. Treasury
                       Admin. Class                Bill Index

   09/30/1999             10,000                     10,000
   10/31/1999             10,042                     10,041
   11/30/1999             10,081                     10,081
   12/31/1999             10,132                     10,125
   01/31/2000             10,175                     10,169
   02/29/2000             10,218                     10,213
   03/31/2000             10,267                     10,261
   04/30/2000             10,310                     10,309
   05/31/2000             10,369                     10,360
   06/30/2000             10,426                     10,408
   07/31/2000             10,486                     10,458
   08/31/2000             10,562                     10,510
   09/30/2000             10,632                     10,562
   10/31/2000             10,692                     10,618
   11/30/2000             10,749                     10,672
   12/31/2000             10,782                     10,729

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio's Administrative Class inception on 9/30/1999, compared to the Salomon Smith Barney 3-Month U.S. Treasury Bill Index, an unmanaged market index. Whereas money market funds attempt to maintain a stable share price, the Short-Term Bond Portfolio's share price will fluctuate in response to market conditions. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

 PORTFOLIO INSIGHTS

 .    The total return performance of the Short-Term Bond Portfolio
     Administrative Class was 6.42% for the year ended December 31, 2000, outperforming the 5.97% return posted by the benchmark Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

 .    Above benchmark duration during the year had a positive impact as short-
     term interest rates fell.

 .    Investment-grade corporates detracted from performance as these issues were hurt by increased investor risk aversion.

 .    Short duration mortgages detracted slightly from performance as the negative impact of heightened market volatility offset relatively high yields.

 .    Asset-backed bonds helped returns as attractive yields more than compensated for negative price performance.

 .    Positions based on an expected rise in the euro helped returns due to the euro's recovery during the period.

 .    Strategies that benefit from underperformance by U.K and Japanese bonds relative to U.S. issues added to the Portfolio's return.

Financial Highlights
Short-Term Bond Portfolio (Administrative Class)
December 31, 2000

Selected Per Share Data for the Year or Period Ended:               12/31/2000                    12/31/1999 (b)



Net asset value beginning of period                                 $           10.00      $               10.00
Net investment income (a)                                                        0.53                       0.13
Net realized / unrealized on investments (a)                                     0.09                       0.00
Total income from investment operations                                          0.62                       0.13
Dividends from net investment income                                            (0.61)                     (0.13)
Total distributions                                                             (0.61)                     (0.13)
Net asset value end of period                                       $           10.01      $               10.00
Total return                                                                     6.42%                      1.32%
Net assets end of period (000s)                                     $              37      $               3,040
Ratio of expenses to average net assets                                          0.60%                      0.60%(c)*
Ratio of net investment income to average net assets                             5.27%                      5.17%*
Portfolio turnover rate                                                           281%                       N/A

*    Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operation on September 30, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.42% for the period ended December 31, 1999.

                                     2000 Annual Report See accompanying notes 3

Statement of Assets and Liabilities
Short-Term Bond Portfolio
December 31, 2000

Amounts in thousands, except per share amounts


Assets:

Investments, at value                                           $         3,477
Receivable for investments sold                                               6
Interest and dividends receivable                                            36
Manager reimbursement receivable                                              6
                                                                          3,525
--------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased                               $            98
Accrued investment advisory fee                                               1
Accrued administration fee                                                    1
                                                                            100
--------------------------------------------------------------------------------

Net Assets                                                      $         3,425
--------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                                 $         3,422
Undistributed (overdistributed) net investment income                         7
Accumulated undistributed net realized gain (loss)                            0
Net unrealized (depreciation)                                                (4)
                                                                $         3,425
--------------------------------------------------------------------------------

Net Assets:
Institutional Class                                             $         3,388
Administrative Class                                                         37


Shares Issued and Outstanding:
Institutional Class                                                         338
Administrative Class                                                          4


Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)
Institutional Class                                             $         10.01
Administrative Class                                                      10.01

Cost of Investments Owned                                       $         3,481
--------------------------------------------------------------------------------




4     See accompanying notes

Statement of Operations
Short-Term Bond Portfolio
For the year ended December 31, 2000
Amounts in thousands

Investment Income:
Interest                                                              $     213
   Total Income                                                             213


Expenses:
Investment advisory fees                                                      9
Administration fees                                                           7
   Total Expenses                                                            16

Net Investment Income                                                       197
--------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments                                              7
Net change in unrealized (depreciation) on investments                       (4)
   Net Gain                                                                   3

Net Increase in Assets Resulting from Operations                      $     200
--------------------------------------------------------------------------------





                                 2000 Annual Report See accompanying notes     5

Statements of Changes in Net Assets

Short-Term Bond Portfolio
December 31, 2000
Amounts in thousands

                                                                                                       Period from
                                                                                Year Ended      September 30, 1999
Increase (Decrease) in Net Assets from:                                  December 31, 2000    to December 31, 1999

Operations
Net investment income                                                   $              197   $                   40
Net realized gain                                                                        7                        0
Net change in unrealized appreciation (depreciation)                                    (4)                       0
Net increase resulting from operations                                                 200                       40
--------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                (144)                       0
   Administrative Class                                                                (54)                     (40)
In excess of net investment income
   Institutional Class                                                                   0                        0
   Administrative Class                                                                  0                        0
From net realized capital gains
   Institutional Class                                                                   0                        0
   Administrative Class                                                                  0                        0
In excess of net realized capital gains
   Institutional Class                                                                   0                        0
   Administrative Class                                                                  0                        0

Total Distributions                                                                   (198)                     (40)
--------------------------------------------------------------------------------------------------------------------

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                                               3,229                        0
   Administrative Class                                                                 37                    3,000
Issued as reinvestment of distributions
   Institutional Class                                                                 157                        0
   Administrative Class                                                                 41                       40
Cost of shares redeemed
   Institutional Class                                                                  (1)                       0
   Administrative Class                                                             (3,080)                       0
Net increase resulting from Fund share transactions                                    383                    3,040

Total Increase in Net Assets                                            $              385   $                3,040
--------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                  3,040                        0
End of period *                                                         $            3,425   $                3,040

*Including net undistributed (overdistributed) investment income of:    $                7   $                    0



6 See accompanying notes

Schedule of Investments

Short-Term Bond Portfolio
December 31, 2000

                                            Principal
                                               Amount          Value
                                               (000s)         (000s)

CORPORATE BONDS & NOTES 76.5%

Banking & Finance 32.1%
Banponce Financial Corp.
  6.750% due 08/09/2001                           100            100
Bear Stearns Cos., Inc.
  7.048% due 09/21/2004 (b)                       100            100
Ford Motor Credit Co.
  6.850% due 08/27/2001 (b)                       100            100
Heller Financial, Inc.
  6.500% due 11/01/2001                           100            100
Huntington National Bank
  5.875% due 01/15/2001                           100            100
Korea Development Bank
  7.125% due 09/17/2001                           100            100
MBNA Corp.
  6.900% due 09/13/2001 (b)                       100            100
National Consumer Coop Bank
  7.513% due 10/26/2001 (b)                       100            100
Paine Webber
  6.585% due 07/23/2001                           100            100
PS Colorado Credit Corp.
  7.470% due 05/30/2002 (b)                       100            100
Qwest Capital Funding, Inc.
  6.875% due 08/15/2001                           100            100
                                                               1,100
                                                        ------------
Industrials 26.4%
British Telecom PLC
  1.000% due 12/15/2003 (b)                       100            101
Clear Channel Communications, Inc.
  7.327% due 06/15/2002 (b)                       100            100
Norfolk Southern Corp.
  6.875% due 05/01/2001                           100            100
Philip Morris Cos., Inc.
  9.000% due 01/01/2001                           100            100
Raytheon Co.
  6.450% due 08/15/2002                           100            100
Staples, Inc.
  7.670% due 11/26/2001 (b)                       100            100
Temple-Inland, Inc.
  9.000% due 05/01/2001                           100            101
Tyco International Group SA
  6.125% due 06/15/2001                           100            100
Viacom, Inc.
  8.875% due 06/01/2001                           100            101
                                                                 903
                                                        ------------
Utilities 18.0%
Allete
  7.610% due 10/20/2003 (b)                       100            100
Appalachian Power Co.
  7.272% due 06/27/2001 (b)                       100            100
Carolina Power & Light Co.
  7.232% due 07/29/2002 (b)                       100            100
Indiana Michigan Power Co.
  7.245% due 09/03/2002 (b)                       100            100
Scana Corp.
  7.393% due 07/15/2002 (b)                       100            100
Southern California Edison Co.
  7.203% due 05/01/2002 (b)                       100             86
Texas Utilities Electric Co. `B'
  7.286% due 12/20/2002 (b)                        30             30
                                                                 616
Total Corporate Bonds & Notes                                  2,619
(Cost $2,625)                                           ------------

                                            Principal
                                               Amount          Value
                                               (000s)         (000s)

 MORTGAGE-BACKED SECURITIES 7.4%

Collateralized Mortgage Obligations 7.4%
Bear Stearns Mortgage Securities, Inc.
  6.350% due 08/25/2024 (b)                $      134   $        133
Fannie Mae
  6.500% due 10/25/2007 (b)                        69             69
Freddie Mac
  8.000% due 04/15/2003                            27             27
Nomura Asset Securities Corp.
  6.625% due 01/25/2009                            25             25
Total Mortgage-Backed Securities                                 254
(Cost $253)                                             ------------

 ASSET-BACKED SECURITIES 4.5%

EQCC Home Equity Loan Trust
  8.340% due 08/15/2025                           100            101
Onyx Acceptance Auto Trust
  5.500% due 10/15/2002                            40             40
Premier Auto Trust
  6.350% due 04/06/2002                            14             14
Total Asset-Backed Securities                                    155
(Cost $154)                                             ------------

 SHORT-TERM INSTRUMENTS 13.1%

Certificates of Deposit 2.9%
Societe Generale
  6.540% due 02/28/2001 (b)                       100            100

Commercial Paper 2.9%
Becton Dickinson & Co.
  6.110% due 04/25/2001                           100             98

Repurchase Agreement 7.3%
State Street Bank
  6.000% due 01/02/2001                           251            251
  (Dated 12/29/2000. Collateralized by
  Federal Home Loan Bank
  5.875% due 08/15/2001 valued at $260.
  Repurchase proceeds are $251.)

Total Short-Term Instruments                                     449
(Cost $449)                                             ------------

Total Investments (a) 101.5%                            $      3,477
(Cost $3,481)

Other Assets and Liabilities (Net) (1.5%)                        (52)

Net Assets 100.0%                                       $      3,425
                                                        ------------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $3,481 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                          $         10

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                 (14)

Unrealized depreciation-net                             $         (4)
                                                        ------------

(b) Variable rate security. The rate listed is as of December 31, 2000.




                                 2000 Annual Report See accompanying notes     7

Notes to Financial Statements
December 31, 2000


1. Organization
The Short-Term Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.15% during the current fiscal year.


New Administrative Class Fee Structure:

                                                                 From 01/01/2000
                                       Effective 04/01/2000        to 03/31/2000
--------------------------------------------------------------------------------
Advisory Fee                                          0.25%                0.35%
Administrative Fee                                    0.20%                0.20%
Service Fee                                           0.15%                  --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                               Institutional Class          Administrative Class
--------------------------------------------------------------------------------
Short-Term Bond Portfolio                    0.45%                         0.60%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

                                                            2000 Annual Report 9

December 31, 2000



4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):


                                   U.S. Government/Agency         All Other
                                  ----------------------------------------------
                                     Purchases     Sales   Purchases       Sales
--------------------------------------------------------------------------------
Short-Term Bond Portfolio            $     172   $     0   $   7,156   $   4,257


5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                           Short-Term Bond Portfolio
                                                                           ------------------------------------------------------
                                                                               Year Ended 12/31/2000      Period from 09/30/1999
                                                                                                                   to 12/31/1999
                                                                             Shares           Amount     Shares           Amount
                                                                           ------------------------------------------------------
Receipts for shares sold
   Institutional Class                                                          322         $  3,229          0       $        0
   Administrative Class                                                           4               37        300            3,000
Issued as reinvestment of distributions
   Institutional Class                                                           16              157          0                0
   Administrative Class                                                           4               41          4               40
Cost of shares redeemed
   Institutional Class                                                            0              (1)          0                0
   Administrative Class                                                       (308)          (3,080)          0                0
Net increase resulting from Portfolio share transactions                         38         $    383        304       $    3,040
---------------------------------------------------------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                            Number           % of Portfolio Held
--------------------------------------------------------------------------------

Short-Term Bond Portfolio
   Administrative Class                          2                           100
   Institutional Class                           1                            96


6. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.

Report of Independent Accountants


To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Short-Term Bond Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Short-Term Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001



                                                       2000 Annual Report     11

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.


Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York


Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan,Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]





                                                  PIMCO VARIABLE INSURANCE TRUST
                                                       HIGH YIELD BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS

                                                                   =============
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Contents
Chairman's Letter .........................................................   1
Financial Highlights ......................................................   3
Statement of Assets and Liabilities .......................................   4
Statement of Operations ...................................................   5
Statements of Changes in Net Assets .......................................   6
Notes to Financial Statements .............................................  10
Report of Independent Accountants .........................................  13
Federal Income Tax Information ............................................  14

                                                           Fund     Schedule of
                                                          Summary   Investments
High Yield Bond Portfolio (Administrative Class)............ 2          7-9

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2001

                                                            2000 Annual Report 1

High Yield Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily higher yielding fixed income securities

Duration:
3.25 years

Total Net Assets:
$169.6 million

Sector Breakdown:*

                                    [GRAPH]

                      Corporate Bonds and Notes     72.3%
                      Short-Term Instruments        24.3%
                      Other                          3.4%

                             Qualilty Breakdown:*

                                    [GRAPH]

                                 AAA      8.1%
                                 AA       9.4%
                                 A        1.0%
                                 BBB     16.4%
                                 BB      46.5%
                                 B       18.6%

PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 2000

                          High Yield Bond Portfolio
                          (Administrative Class)          Lehman Brothers BB
                          (Incep. 4/30/1998)              U.S. High Yield Index
--------------------------------------------------------------------------------
1 Year                           -0.86%                             3.73%
Since Inception*                  1.47%                               --

*Annualized

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception

                                    [GRAPH]

                                    High
                                    Yield                    Lehman
                                    Bond                     Brothers
                                  Portfolio                  BB U.S.
                                   Admin.                   High Yield
                                    Class                     Index

Apr-98                             $10,000                   $10,000
May-98                              10,004                    10,065
Jun-98                              10,101                    10,126
Jul-98                              10,195                    10,179
Aug-98                               9,722                     9,898
Sep-98                               9,858                    10,108
Oct-98                               9,760                     9,979
Nov-98                              10,152                    10,218
Dec-98                              10,180                    10,282
Jan-99                              10,357                    10,388
Feb-99                              10,279                    10,311
Mar-99                              10,383                    10,386
Apr-99                              10,539                    10,492
May-99                              10,335                    10,365
Jun-99                              10,331                    10,341
Jul-99                              10,338                    10,380
Aug-99                              10,288                    10,315
Sep-99                              10,292                    10,357
Oct-99                              10,277                    10,322
Nov-99                              10,403                    10,410
Dec-99                              10,486                    10,508
Jan-00                              10,419                    10,434
Feb-00                              10,401                    10,454
Mar-00                              10,205                    10,354
Apr-00                              10,253                    10,390
May-00                              10,226                    10,394
Jun-00                              10,393                    10,618
Jul-00                              10,443                    10,794
Aug-00                              10,619                    10,961
Sep-00                              10,589                    10,907
Oct-00                              10,397                    10,742
Nov-00                              10,162                    10,686
Dec-00                              10,396                    10,900

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/1998, the first full month following the Portfolio's Administrative Class inception on 4/30/1998, compared to the Lehman Brothers BB U.S. High Yield Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. The investments made by the High Yield Bond Portfolio may involve high risk and may have speculative characteristics.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    The High Yield Bond Portfolio Administrative Class shares returned -0.86%
     for the annual period ended December 31, 2000, compared to 3.73% for the Lehman Brothers BB U.S. High Yield Index.

 .    The Portfolio's exposure to B rated issues detracted from performance as B rated issues significantly underperformed BBs, especially in the fourth quarter of 2000.

 .    Significant credit deterioration and the subsequent default of Safety-Kleen
     Corp., one of the Portfolio's larger holdings, negatively impacted performance as the issuer is currently being investigated for accounting fraud.

 .    A strategy of avoiding retail and basic materials issues helped relative performance as these sectors were adversely affected by excess capacity and slowing demand.

*% of Total Investments as of December 31, 2000

Financial Highlights

High Yield Bond Portfolio (Administrative Class)
December 31, 2000

Selected Per Share Data for the Year or Period Ended:        12/31/2000            12/31/1999         12/31/1998 (b)
Net asset value beginning of period                          $         9.18        $      9.67        $       10.00
Net investment income (a)                                              0.77               0.77                 0.51
Net realized / unrealized (loss) on investments (a)                   (0.85)             (0.49)               (0.34)
Total income from investment operations                               (0.08)              0.28                 0.17
Dividends from net investment income                                  (0.77)             (0.77)               (0.50)
Total distributions                                                   (0.77)             (0.77)               (0.50)
Net asset value end of period                                $         8.33        $      9.18        $        9.67
Total return                                                          (0.86)%             3.01%                1.80%
Net assets end of period (000s)                              $      169,557        $   151,020        $      49,761
Ratio of expenses to average net assets                                0.75%              0.75%(c)             0.75%*
Ratio of net investment income to average net assets                   8.81%              8.25%                7.90%*
Portfolio turnover rate                                                  59%                13%                  13%

(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 30, 1998.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.76% for the period ended December 31, 1999.

                                    2000 Annual Report  See accompanying notes 3

Statement of Assets and Liabilities

High Yield Bond Portfolio
December 31, 2000

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                               $   175,068
Cash                                                                        214
Receivable for Portfolio shares sold                                         17
Interest and dividends receivable                                         2,810
Manager reimbursement receivable                                             11
Other assets                                                                  4
                                                                        178,124
--------------------------------------------------------------------------------

Liabilities:

Payable for Portfolio shares redeemed                                     8,457
Accrued investment advisory fee                                              37
Accrued administration fee                                                   51
Accrued servicing fee                                                        22
                                                                          8,567
--------------------------------------------------------------------------------

Net Assets                                                          $   169,557
--------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                     $   191,254
Undistributed (overdistributed) net investment income                         1
Accumulated undistributed net realized (loss)                           (11,585)
Net unrealized (depreciation)                                           (10,113)
                                                                    $   169,557
--------------------------------------------------------------------------------

Net Assets:

Administrative Class                                                    169,557

Shares Issued and Outstanding:

Administrative Class                                                     20,366

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Administrative Class                                                       8.33

Cost of Investments Owned                                           $   185,181
--------------------------------------------------------------------------------

4 See accompanying notes

Statement of Operations

High Yield Bond Portfolio
For the year ended December 31, 2000

Amounts in thousands

Investment Income:

Interest                                                          $      14,763
Dividends                                                                   121

   Total Income                                                          14,884
--------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                                    476
Administration fees                                                         505
Distribution and/or servicing fees - Administrative Class                   178
Trustees' fees                                                               14
Organization costs                                                            1
Interest expense                                                              3
   Total Expenses                                                         1,177
   Reimbursement by manager                                                  (7)
   Net Expenses                                                           1,170

Net Investment Income                                                    13,714
--------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                      (10,512)
Net change in unrealized (depreciation) on investments                   (4,514)
   Net (Loss)                                                           (15,026)

Net (Decrease) in Assets Resulting from Operations                $      (1,312)
--------------------------------------------------------------------------------

                                    2000 Annual Report  See accompanying notes 5

Statements of Changes in Net Assets

High Yield Bond Portfolio
December 31, 2000
Amounts in thousands

                                                                         ------------------     ------------------
                                                                                Year Ended             Year Ended
Increase (Decrease) in Net Assets from:                                  December 31, 2000      December 31, 1999

Operations

Net investment income                                                    $          13,714      $           8,618
Net realized (loss)                                                                (10,512)                  (986)
Net change in unrealized (depreciation)                                             (4,514)                (4,967)
Net increase (decrease) resulting from operations                                   (1,312)                 2,665
------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                   0                      0
   Administrative Class                                                            (13,713)                (8,620)
In excess of net investment income
   Institutional Class                                                                   0                      0
   Administrative Class                                                                  0                      0
From net realized capital gains
   Institutional Class                                                                   0                      0
   Administrative Class                                                                  0                      0
In excess of net realized capital gains
   Institutional Class                                                                   0                      0
   Administrative Class                                                                  0                      0

Total Distributions                                                                (13,713)                (8,620)
------------------------------------------------------------------------------------------------------------------

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                                                   0                      0
   Administrative Class                                                             98,676                120,685
Issued as reinvestment of distributions
   Institutional Class                                                                   0                      0
   Administrative Class                                                             13,713                  9,322
Cost of shares redeemed
   Institutional Class                                                                   0                      0
   Administrative Class                                                            (78,827)               (22,793)
Net increase resulting from Fund share transactions                                 33,562                107,214

Total Increase in Net Assets                                             $          18,537      $         101,259
------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                151,020                 49,761
End of period *                                                          $         169,557      $         151,020

*Including net undistributed (overdistributed) investment income of:     $               1      $               0
------------------------------------------------------------------------------------------------------------------

6 See accompanying notes

Schedule of Investments

High Yield Bond Portfolio
December 31, 2000

                                             Principal
                                               Amount        Value
                                               (000s)        (000s)
CORPORATE BONDS & NOTES 74.6%

Banking & Finance 3.3%
Beaver Valley Funding Corp.
        8.625% due 06/01/2007              $      887     $      920
Forest City Enterprises, Inc.
        8.500% due 03/15/2008                     850            803
Golden State Holdings
        6.750% due 08/01/2001                   1,500          1,489
Host Marriott LP
        8.375% due 02/15/2006                     650            634
Mercury Finance Co.
       10.958% due 03/23/2001 (b)                 350            341
Reliance Group Holdings, Inc.
        0.000% due 11/15/2049 (d)               1,200            108
Sovereign Bancorp, Inc.
        6.625% due 03/15/2001                     500            498
Sumitomo Bank Treasury Co. LLC
        9.400% due 12/29/2049 (d)                 100            100
Trizec Finance Ltd.
       10.875% due 10/15/2005                     750            750
                                                          ----------
                                                               5,643
                                                          ==========
Industrials 64.2%
360 Networks, Inc.
       13.000% due 05/01/2008                     500            403
Adelphia Business Solutions, Inc.
       12.250% due 09/01/2004                     675            530
Advanced Lighting Technologies
        8.000% due 03/15/2008                   1,150            792
Allied Waste Industries, Inc.
        7.625% due 01/01/2006                     550            524
Allied Waste North American, Inc.
       10.000% due 08/01/2009                   1,000            948
American Standard Cos., Inc.
        7.375% due 04/15/2005                   1,400          1,337
AmeriGas Partners LP
       10.125% due 04/15/2007                     750            750
AM-FM, Inc.
        8.125% due 12/15/2007                   2,000          2,020
        8.000% due 11/01/2008                   2,000          2,017
Amkor Technology, Inc.
        9.250% due 05/01/2006                     750            711
Amphenol Corp.
        9.875% due 05/15/2007                     510            517
AT&T Corp.
        0.000% due 11/01/2007 (c)                 350            312
Ball Corp.
        7.750% due 08/01/2006                     650            635
        8.250% due 08/01/2008                     250            242
Benedek Communications Corp.
        1.000% due 05/15/2006 (c)               1,000            705
British Sky Broadcasting Group PLC
        8.200% due 07/15/2009                     500            474
Browning-Ferris Industries, Inc.
        6.100% due 01/15/2003 (d)               1,250          1,193
Building Materials Corp.
        7.750% due 07/15/2005                     200             51
        8.625% due 12/15/2006                     250             65
        8.000% due 10/15/2007                     200             51
        8.000% due 12/01/2008                     750            191
Cadmus Communications Corp.
        9.750% due 06/01/2009                     675            584
Call-Net Enterprises, Inc.
        8.000% due 08/15/2008                     600            234
Century Communications Corp.
        0.000% due 03/15/2003                   2,400          1,812
        8.750% due 10/01/2007                     900            775
Charter Communications Holdings LLC
        8.250% due 04/01/2007                   1,000            910
        8.625% due 04/01/2009                     500            456
       10.000% due 04/01/2009                     650            634
Clark R & M, Inc.
        8.375% due 11/15/2007                     250            189
Clearnet Communications, Inc.
        0.000% due 05/01/2009 (c)               1,000            790
Cliffs Drilling Co.
       10.250% due 05/15/2003                   1,250          1,273
Coltec Industries, Inc.
        7.500% due 04/15/2008                     400            396
Cross Timbers Oil Co.
        9.250% due 04/01/2007                     250            257
CSC Holdings, Inc.
        8.125% due 08/15/2009                   2,255          2,301
        9.875% due 02/15/2013                     900            941
Echostar Communications Corp.
        9.250% due 02/01/2006                   1,250          1,216
        9.375% due 02/01/2009                   1,875          1,828
Fairpoint Communications, Inc.
        9.500% due 05/01/2008                     850            684
Federal-Mogul Corp.
        7.750% due 07/01/2006                     350             58
Fisher Scientific International
        9.000% due 02/01/2008                     500            466
Flag Ltd.
        8.250% due 01/30/2008                     800            688
Forest Oil Corp.
       10.500% due 01/15/2006                     500            519
Fox Sports Networks LLC
        8.875% due 08/15/2007                   2,000          2,050
Fox/Liberty Networks LLC
        0.000% due 08/15/2007 (c)                 750            664
Garden State Newspapers
        8.750% due 10/01/2009                     250            219
        8.625% due 07/01/2011                     250            226
Global Crossing Holding Ltd.
        9.125% due 11/15/2006                   3,750          3,609
Golden Northwest Aluminum
       12.000% due 12/15/2006                     125            113
Gulf Canada Resources Ltd.
        9.250% due 01/15/2004                   2,300          2,328
        9.625% due 07/01/2005                     350            360
Harrahs Operating Co., Inc.
        7.875% due 12/15/2005                   1,500          1,496
        7.500% due 01/15/2009                     500            488
HCA - The Healthcare Co.
        6.910% due 06/15/2005                   1,000            964
        7.000% due 07/01/2007                     700            664
Henry Co.
       10.000% due 04/15/2008                     500            188
HMH Properties, Inc.
        7.875% due 08/01/2005                   1,350          1,306
        7.875% due 08/01/2008                   2,000          1,930
Hollinger International Publishing
        8.625% due 03/15/2005                   1,650          1,642
        9.250% due 02/01/2006                     200            201
        9.250% due 03/15/2007                     650            653
Holmes Products Corp.
        9.875% due 11/15/2007                     500            222
Huntsman Corp.
        9.500% due 07/01/2007                     625            378
Huntsman Polymers Corp.
       11.750% due 12/01/2004                   1,000            775
Impsat Corp.
       12.375% due 06/15/2008                     500            286
Intermedia Communications, Inc.
        0.000% due 05/15/2006 (c)                 500            355
International Game Technology
        7.875% due 05/15/2004                     900            904
        8.375% due 05/15/2009                     650            652
ITC Deltacom, Inc.
        8.875% due 03/01/2008                     350            254
John Q. Hammons Hotels LP
        8.875% due 02/15/2004                     200            182
        9.750% due 10/01/2005                     100             91
Jones Intercable, Inc.
        8.875% due 04/01/2007                     250            264
Jupiters Ltd.
        8.500% due 03/01/2006                     600            579
K Mart Corp.
        9.780% due 01/05/2020                     300            221

                                    2000 Annual Report  See accompanying notes 7

High Yield Bond Portfolio
December 31, 2000

                                                   Principal
                                                      Amount               Value
                                                      (000s)              (000s)
================================================================================
Level 3 Communications, Inc.
   11.000% due 03/15/2008                       $     1,250           $   1,106
    9.125% due 05/01/2008                             1,400               1,127
Leviathan Gas Corp.
   10.375% due 06/01/2009                               750                 791
Lyondell Chemical Co.
    9.625% due 05/01/2007                             1,000                 972
    9.875% due 05/01/2007                             1,000                 972
Mandalay Resort Group
    6.750% due 07/15/2003                               850                 784
    9.250% due 12/01/2005                               200                 196
   10.250% due 08/01/2007                               500                 494
McLeodUSA, Inc.
    0.000% due 03/01/2007 (c)                         1,585               1,339
    8.375% due 03/15/2008                               500                 447
    9.500% due 11/01/2008                               250                 229
    8.125% due 02/15/2009                             1,600               1,380
Metromedia Fiber Network, Inc.
   10.000% due 11/15/2008                               750                 626
Metronet Communications Co.
    0.000% due 06/15/2008 (c)                           200                 162
MGM Grand, Inc.
    6.950% due 02/01/2005                               750                 739
    9.750% due 06/01/2007                             2,000               2,100
    8.500% due 09/15/2010                               750                 773
Nextel Communications, Inc.
    9.375% due 11/15/2009                             3,750               3,506
Nextel Partners, Inc.
    0.000% due 02/01/2009 (c)                           487                 328
Nextlink Communications, Inc.
   10.750% due 06/01/2009                               750                 619
   10.500% due 12/01/2009                               250                 201
NL Industries, Inc.
   11.750% due 10/15/2003                               794                 806
Orion Network Systems, Inc.
    0.000% due 01/15/2007 (c)                           400                 106
   11.250% due 01/15/2007                               400                 140
P&L Coal Holdings
    8.875% due 05/15/2008                             1,400               1,418
Park Place Entertainment Corp.
    8.875% due 09/15/2008                             1,000               1,015
Perry-Judd
   10.625% due 12/15/2007                               250                 209
PharMerica, Inc.
    8.375% due 04/01/2008                             1,500               1,050
Piedmont Aviation, Inc.
   10.250% due 03/28/2005                               400                 396
Pioneer National Resources
    8.875% due 04/15/2005                               250                 260
    8.250% due 08/15/2007                               250                 246
Pioneer Natural Resources Co.
    6.500% due 01/15/2008                               650                 585
    9.625% due 04/01/2010                             1,000               1,069
Polymer Group, Inc.
    8.750% due 03/01/2008                               400                 258
Price Communications Wireless, Inc.
    9.125% due 12/15/2006                             1,500               1,526
Pride International, Inc.
    9.375% due 05/01/2007                               600                 621
Primedia, Inc.
    8.500% due 02/01/2006                             1,250               1,206
Qwest Communications International, Inc.
    0.000% due 10/15/2007 (c)                           800                 734
    0.000% due 02/01/2008 (c)                           610                 533
    7.500% due 11/01/2008                               500                 504
R & B Falcon Corp.
    6.500% due 04/15/2003                               500                 477
    9.125% due 12/15/2003                               750                 780
    9.125% due 12/15/2008                               250                 260
    9.500% due 12/15/2008                             1,000               1,095
Rogers Cantel, Inc.
    8.300% due 10/01/2007                             1,500               1,492
    9.375% due 06/01/2008                             1,000               1,045
Safety-Kleen Corp.
    9.250% due 06/01/2008 (d)                         1,450                  22
    9.250% due 05/15/2009 (d)                           250                   4
SC International Services, Inc.
    9.250% due 09/01/2007                               800                 772
Sprint Spectrum LP
   11.000% due 08/15/2006                               500                 536
Station Casinos, Inc.
    9.750% due 04/15/2007                               550                 560
Stone Container Corp.
   10.750% due 10/01/2002                               750                 766
Telewest Communications PLC
    0.000% due 04/15/2009 (c)                           170                  80
Tenet Healthcare Corp.
    7.875% due 01/15/2003                             2,500               2,525
    8.625% due 12/01/2003                             4,193               4,273
    8.000% due 01/15/2005                               250                 254
    8.125% due 12/01/2008                             2,000               2,030
U.S. Airways, Inc.
    9.625% due 09/01/2003                               325                 321
    9.330% due 01/01/2006                               116                 111
United Pan-Europe Communications NV
    0.000% due 02/01/2009 (c)                         1,100                 380
Vintage Petroleum, Inc.
    9.000% due 12/15/2005                               500                 511
VoiceStream Wireless Corp.
   10.375% due 11/15/2009                               600                 646
Western Gas Resources, Inc.
   10.000% due 06/15/2009                               750                 788
Williams Communications Group, Inc.
   10.700% due 10/01/2007                             1,300               1,008
   10.875% due 10/01/2009                               250                 188
World Color Press, Inc.
    7.750% due 02/15/2009                               250                 245
Worldwide Fiber, Inc.
   12.000% due 08/01/2009                               500                 375
                                                                      ---------
                                                                        108,860
                                                                      =========
Utilities 7.1%
AES Corp.
   10.250% due 07/15/2006                               500                 518
    8.500% due 11/01/2007                               100                  97
    9.375% due 09/15/2010                             4,500               4,624
Azurix Corp.
   10.375% due 02/15/2007                               350                 347
Calpine Corp.
    9.250% due 02/01/2004                             1,000                 991
    7.625% due 04/15/2006                             1,000                 961
   10.500% due 05/15/2006                               175                 179
    8.750% due 07/15/2007                             1,700               1,692
    7.875% due 04/01/2008                               600                 566
    7.750% due 04/15/2009                               200                 187
CMS Energy Corp.
    8.125% due 05/15/2002                               500                 500
    7.500% due 01/15/2009                             1,500               1,378
                                                                      ---------
                                                                         12,040
                                                                      ---------
Total Corporate Bonds & Notes                                           126,543
(Cost $136,431)                                                       =========

MORTGAGE-BACKED SECURITIES 0.6%

Sasco Floating Rate Commercial Mortgage Trust
    7.170% due 04/25/2003 (b)                         1,100               1,091
                                                                      ---------
Total Mortgage-Backed Securities                                          1,091
(Cost $1,010)                                                         =========

ASSET-BACKED SECURITIES 1.3%

Airplanes Pass Through Trust
   10.875% due 03/15/2019                               593                 438
Conseco Finance
    9.300% due 10/15/2030                             1,300               1,362
Morgan Stanley Aircraft Finance
    8.700% due 03/15/2023                               500                 331
                                                                      ---------
Total Asset-Backed Securities                                             2,131
(Cost $2,380)                                                         =========

8 See accompanying notes

                                            Principal
                                               Amount         Value
                                               (000s)        (000s)
   CONVERTIBLE BONDS & NOTES 0.7%

   Hilton Hotels Corp.
        5.000% due 05/15/2006            $        500   $       426
   Total Renal Care Holdings
        7.000% due 05/15/2009                     800           674
                                                        -----------
   Total Convertible Bonds & Notes                            1,100
   (Cost $1,042)                                        ===========

   PREFERRED STOCK 1.0%

                                               Shares
   CSC Holdings, Inc.
       11.125% due 04/01/2008                   3,283           349
   Fresenius Medical Care
        9.000% due 12/01/2006                     600           578
        7.875% due 02/01/2008                     850           776
                                                        -----------
   Total Preferred Stock                                      1,703
   (Cost $1,818)                                        ===========

   SHORT-TERM INSTRUMENTS 25.0%

                                            Principal
                                               Amount
                                               (000s)
   Commercial Paper 24.7%
   Abbey National North America
        6.640% due 01/19/2001            $        700           698
        6.560% due 01/25/2001                     500           498
   Alcoa, Inc.
        6.550% due 01/18/2001                     700           698
   American Express Credit Corp.
        6.340% due 03/21/2001                     700           690
   Associates Corp. of North America
        6.550% due 01/24/2001                     800           797
   Bellsouth Capital Funding Corp.
        6.320% due 03/07/2001                     300           297
   CDC
        6.510% due 01/31/2001                     500           497
   Cox Communications, Inc.
        7.620% due 01/24/2001                     300           299
   DaimlerChrysler Holdings
        6.570% due 01/24/2001                     800           797
        6.670% due 02/28/2001                   1,200         1,187
        6.690% due 02/28/2001                   5,000         4,947
   Duke Energy Field
        7.350% due 01/19/2001                   6,100         6,079
   Executive Jet, Inc.
        6.560% due 01/17/2001                   1,100         1,097
   General Electric Capital Corp.
        6.570% due 01/10/2001                     500           499
        6.570% due 01/11/2001                     300           300
        6.650% due 01/12/2001                     400           399
        6.590% due 01/19/2001                     500           498
        6.560% due 01/24/2001                     500           498
        6.620% due 01/24/2001                     300           299
        6.640% due 01/25/2001                   1,000           996
        6.280% due 03/21/2001                   4,000         3,946
   Infinity Broadcasting Corp.
        7.500% due 02/13/2001                   6,200         6,146
   Monsanto Co.
        6.540% due 01/31/2001                   2,700         2,686
   SBC Communications, Inc.
        6.540% due 01/24/2001                     600           598
   Swedbank, Inc.
        6.590% due 01/12/2001                   5,200         5,190
   Verizon Global Funding Corp.
        6.300% due 03/06/2001                   1,300         1,286
                                                        -----------
                                                             41,922
                                                        ===========

Repurchase Agreement 0.3%
State Street Bank
   6.000% due 01/02/2001                          578           578
   (Dated 12/29/2000.
   Collateralized by Freddie Mac
   6.680% due 12/28/2001 valued at $592.
   Repurchase proceeds are $578.)
                                                        -----------
Total Short-Term Instruments                                 42,500
(Cost $42,500)                                          ===========

Total Investments (a) 103.2%                            $   175,068
(Cost $185,181)

Other Assets and Liabilities (Net) (3.2%)                    (5,511)
                                                        -----------

Net Assets 100.0%                                       $   169,557
                                                        ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $185,181 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                          $     1,598

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                            (11,711)
                                                        -----------

Unrealized depreciation-net                             $   (10,113)
                                                        ===========

(b) Variable rate security. The rate listed is as of December 31, 2000.

(c) Security becomes interest bearing at a future date.

(d) Security is in default.

                                     2000 Annual Report See accompanying notes 9

Notes to Financial Statements
December 31, 2000

1. Organization

The High Yield Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1998.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class' average daily net assets of the Portfolio. The Administration Fee for Institutional and Administrative Classes is charged at the annual rate of 0.35%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                From 01/01/2000
                               Effective 04/01/2000               to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                            0.25%                             0.50%
Administrative Fee                      0.35%                             0.25%
Service Fee                             0.15%                                --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees and organizational expenses cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                Institutional Class       Administrative Class
--------------------------------------------------------------------------------

High Yield Bond Portfolio                  0.60%                        0.75%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

                                                           2000 Annual Report 11

December 31, 2000

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                               U.S. Government/Agency            All Other
                              --------------------------------------------------
                                 Purchases   Sales         Purchases      Sales
--------------------------------------------------------------------------------
High Yield Bond Portfolio        $       0   $   0         $  91,833   $ 83,240

5. Federal Income Tax Matters

As of December 31, 2000, the High Yield Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $1,260 of capital losses during the period November 1, 2000 through December 31, 2000 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards:

                                               Capital Loss Carryforwards
                                        ----------------------------------------
                                        Realized Losses               Expiration
--------------------------------------------------------------------------------
High Yield Bond Portfolio               $        75,638               12/31/2006
                                                821,912               12/31/2007
                                             10,682,637               12/31/2008

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

6. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                                     High Yield Bond Portfolio
                                                                                              --------------------------------------

                                                                                                 Year Ended          Year Ended
                                                                                                 12/31/2000          12/31/1999
                                                                                              Shares    Amount    Shares    Amount
                                                                                              --------------------------------------

Receipts for shares sold
   Administrative Class                                                                       11,346    98,676    12,749   $120,685
-----------------------------------------------------------------------------------------     --------------------------------------

Issued as reinvestment of distributions
   Administrative Class                                                                        1,586    13,713       996      9,322
-----------------------------------------------------------------------------------------     --------------------------------------

Cost of shares redeemed
   Administrative Class                                                                       (9,020)  (78,827)   (2,437)   (22,793)

-----------------------------------------------------------------------------------------     --------------------------------------

Net increase resulting from Portfolio share transactions                                       3,912  $ 33,562    11,308   $107,214
=========================================================================================     ======================================


The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                        Number             % of Portfolio Held
--------------------------------------------------------------------------------
High Yield Bond Portfolio
     Administrative Class                   1                              96

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the High Yield Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the High Yield Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001


                                                           2000 Annual Report 13

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year-end regarding the status of the distributions made to the shareholders.

Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during the Portfolio's calendar year-end which qualify for the corporate dividend-received deduction is as follows:

High Yield Bond Portfolio                           0.88%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.


Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]


                                                  PIMCO VARIABLE INSURANCE TRUST
                                                      REAL RETURN BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS
                                                                  --------------
                                                                   ANNUAL REPORT
                                                               December 31, 2000

2000

Contents
Chairman's Letter .............................................................1
Financial Highlights ..........................................................3
Statement of Assets and Liabilities ...........................................4
Statement of Operations .......................................................5
Statements of Changes in Net Assets ...........................................6
Statement of Cash Flows .......................................................7
Notes to Financial Statements .................................................9
Report of Independent Accountants ............................................13

                                                           Fund      Schedule of
                                                           Summary   Investments
Real Return Bond Portfolio (Administrative Class) ............2           8

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/Brent R. Harris

Brent R. Harris
Chairman

January 31, 2001

                                                            2000 Annual Report 1

Real Return Bond Portfolio

PORTFOLIO CHARACTERISTICS

Objective:
Maximum real return, consistent with preservation of real capital and prudent investment management

Portfolio:
Primarily inflation-indexed fixed income securities

Duration:
2.04 years

Total Net Assets:
$3.7 million


[GRAPH]
Sector Breakdown:*

U.S. Treasury Obligations 51.4%
Short-Term Instruments 19.2%
Corporate Bonds and Notes 12.8%
U.S. Government Agencies 6.5%
Asset-Backed Securities 6.3%
Other 3.8%

Quality Breakdown:*

[GRAPH]

AAA 74.6%
AA 16.9%
A 8.5%

*% of Total Investments as of December 31, 2000

PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 2000

                     Real Return Bond Portfolio         Lehman Brothers
                     (Administrative Class)             Inflation Linked
                     (Incep. 9/30/1999)                 Treasury Index
--------------------------------------------------------------------------------
1 Year                     14.11%                           13.18%
Since Inception*           11.09%                             --

*Annualized

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception

$11.5 (in thousands)


                                    [GRAPH]


                                Real Return      Lehman Brothers
                               Bond Portfolio    Inflation Linked
                  Month         Admin. Class      Treasury Index

                09/30/1999          10,000            10,000
                10/31/1999          10,013            10,020
                11/30/1999          10,090            10,081
                12/31/1999           9,997            10,000
                01/31/2000          10,060            10,045
                02/29/2000          10,131            10,139
                03/31/2000          10,441            10,434
                04/30/2000          10,545            10,573
                05/31/2000          10,489            10,545
                06/30/2000          10,655            10,678
                07/31/2000          10,737            10,769
                08/31/2000          10,822            10,849
                09/30/2000          10,913            10,905
                10/31/2000          11,100            11,037
                11/30/2000          11,269            11,197
                12/31/2000          11,407            11,318


Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio's Administrative Class inception on 9/30/1999, compared to the Lehman Brothers Inflation Linked Treasury Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

 .    The Real Return Bond Portfolio seeks as its primary objective the maximization of real total return, consistent with the preservation of real capital and prudent investment management.
 .    The benchmark for the Portfolio is the Lehman Inflation Linked Treasury
     Index, consisting of all outstanding Treasury Inflation Protection Securities (TIPS).
 .    While the Portfolio must hold a minimum of 65% of assets in inflation-indexed bonds, the duration-weighted exposure to inflation-indexed bonds averaged above 90% for 2000.
 .    TIPS real yields declined from 0.50% to 0.60% during 2000, reacting first to higher inflation expectations during the first half and then to an investor flight-to-quality that benefited Treasury bonds, including TIPS, during the latter half of 2000. Intermediate and long-term TIPS real yields were 3.7% at December 31, 2000 while the CPI-U increase for 2000 was 3.4%.
 .    The Portfolio's Administrative Class shares returned 14.11% for the year ended December 2000 versus the benchmark return of 13.18% over the same period.
 .    The Portfolio's effective duration was managed throughout 2000 to be above the benchmark, which contributed to relative performance as real yields dropped.
 .    Overweighting intermediate-maturity TIPS improved performance as intermediate real yields dropped marginally more than long-term real yields. Inflation adjustments are greater if intermediate maturity TIPS are substituted for longer-maturity TIPS on a real yield duration-equivalent basis.
 .    Portfolio yield was improved through holdings of high quality agency inflation-indexed bonds and short-duration, high quality corporate and asset-backed securities backing TIPS buy-forwards.
 .    The Portfolio's average credit quality was maintained at AAA as PIMCO attempted to minimize the effects of credit spread widening for corporate and asset-backed bonds.

Financial Highlights

Real Return Bond Portfolio (Administrative Class)
December 31, 2000
                                                        12/31/2000    12/31/1999 (b)
Selected Per Share Data for the Period Ended:
Net asset value beginning of period                     $   9.80      $ 10.00
Net investment income (a)                                   0.64         0.20
Net realized / unrealized gain (loss) on investments (a)    0.69        (0.20)
Total income from investment operations                     1.33         0.00
Dividends from net investment income                       (0.79)       (0.20)
Total distributions                                        (0.79)       (0.20)
Net asset value end of period                           $  10.34      $  9.80
Total return                                               14.11%       (0.03)%
Net assets end of period (000s)                         $    448      $ 3,000
Ratio of expenses to average net assets                     0.65%        0.65%(c)*
Ratio of net investment income to average net assets        6.69%        7.72%*
Portfolio turnover rate                                       18%          23%

*Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operation on September 30, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.92%* for the period ended December 31, 1999.

                                     2000 Annual Report See accompanying notes 3

Statement of Assets and Liabilities
Real Return Bond Portfolio
December 31, 2000
Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                  $   7,643
Interest and dividends receivable                                             55
Manager reimbursement receivable                                               2
Other Assets                                                                   9
                                                                           7,709
--------------------------------------------------------------------------------

Liabilities:
Payable for financing transactions                                         3,884
Payable for Portfolio shares redeemed                                         81
Accrued investment advisory fee                                                1
Accrued administration fee                                                     1
                                                                           3,967
--------------------------------------------------------------------------------
Net Assets                                                             $   3,742
--------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                                        $   3,624
Undistributed (overdistributed) net investment income                          5
Accumulated undistributed net realized gain                                    5
Net unrealized appreciation                                                  108
                                                                       $   3,742
--------------------------------------------------------------------------------
Net Assets:
Institutional Class                                                    $   3,294
Administrative Class                                                         448

Shares Issued and Outstanding:
Institutional Class                                                          319
Administrative Class                                                          43

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)
Institutional Class                                                    $   10.34
Administrative Class                                                       10.34

Cost of Investments Owned                                              $   7,534
--------------------------------------------------------------------------------

4  See accompanying notes

Statement of Operations

Real Return Bond Portfolio
For the year ended December 31, 2000
Amounts in thousands


Investment Income:
Interest                                                               $     274
   Total Income                                                              274

Expenses:
Investment advisory fees                                                       9
Administration fees                                                            8
Interest expense                                                               1
   Total Expenses                                                             18

Net Investment Income                                                        256
--------------------------------------------------------------------------------

Net Realized and Unrealized Gain:
Net realized gain on investments                                              16
Net change in unrealized appreciation on investments                         162
   Net Gain                                                                  178

Net Increase in Assets Resulting from Operations                       $     434
--------------------------------------------------------------------------------


                                     2000 Annual Report See accompanying notes 5

Statements of Changes in Net Assets
Real Return Bond Portfolio
December 31, 2000
Amounts in thousands

                                                                   Year Ended   Period from September 30, 1999
Increase (Decrease) in Net Assets from:                     December 31, 2000             to December 31, 1999

Operations
Net investment income                                                $    256                         $     60
Net realized gain (loss)                                                   16                               (5)
Net change in unrealized appreciation (depreciation)                      162                              (55)
Net increase resulting from operations                                    434                                0
---------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
From net investment income
   Institutional Class                                                   (196)                               0
   Administrative Class                                                   (60)                             (60)
In excess of net investment income
   Institutional Class                                                      0                                0
   Administrative Class                                                     0                                0
From net realized capital gains
   Institutional Class                                                      0                                0
   Administrative Class                                                     0                                0
In excess of net realized capital gains
   Institutional Class                                                      0                                0
   Administrative Class                                                     0                                0

Total Distributions                                                      (256)                             (60)
---------------------------------------------------------------------------------------------------------------

Fund Share Transactions:
Receipts for shares sold
   Institutional Class                                                  3,124                                0
   Administrative Class                                                   511                            6,000
Issued as reinvestment of distributions
   Institutional Class                                                    196                                0
   Administrative Class                                                    60                               44
Cost of shares redeemed
   Institutional Class                                                   (100)                               0
   Administrative Class                                                (3,227)                          (2,984)
Net increase resulting from Fund share transactions                       564                            3,060

Total Increase in Net Assets                                         $    742                                0
---------------------------------------------------------------------------------------------------------------

Net Assets:
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                     3,000                                0
End of period *                                                      $  3,742                         $  3,000

*Including net undistributed (overdistributed) investment income of: $      5                         $      0


6  See accompanying notes

Statement of Cash Flows
Real Return Bond Portfolio
December 31, 2000
Amounts in thousands

Increase (Decrease) in Cash from:


Financing Activities
Sales of Portfolio shares                                              $   3,635
Redemptions of Portfolio shares                                          (3,246)
Cash distributions paid                                                        0
Proceeds from financing transactions                                         793
Net increase from financing activities                                     1,182

Operating Activities
Purchases of long-term securities and foreign currency                   (1,828)
Proceeds from sales of long-term securities and foreign currency           1,805
Purchases of short-term securities (net)                                 (1,248)
Net investment income                                                        256
Change in other receivables/payables (net)                                 (168)
Net (decrease) from operating activities                                 (1,183)
--------------------------------------------------------------------------------

Net Decrease in Cash                                                         (1)
--------------------------------------------------------------------------------

Cash
Beginning of period                                                            1
End of period                                                          $       0



                                     2000 Annual Report See accompanying notes 7

Schedule of Investments

Real Return Bond Portfolio
December 31, 2000
                                                    Principal
                                                       Amount             Value
                                                       (000s)            (000s)

   CORPORATE BONDS & NOTES 26.1%

Banking & Finance 23.4%
General Motors Acceptance Corp.
     6.860% due 12/09/2002 (b)                    $       150     $         150
J.P. Morgan & Co., Inc.
     8.079% due 02/15/2012 (b)                            450               398
Salomon, Smith Barney Holdings
     3.650% due 02/14/2002                                329               327
                                                                  -------------
                                                                            875
                                                                  -------------
Industrials 2.7%
British Telecom PLC
     7.615% due 12/15/2003 (b)                            100               101
                                                                  -------------
Total Corporate Bonds & Notes                                               976
(Cost $973)                                                       -------------


   U.S. GOVERNMENT AGENCIES 13.2%

Federal Home Loan Bank
     7.274% due 02/15/2002 (b)                            500               494
                                                                  -------------
Total U.S. Government Agencies                                              494
(Cost $494)                                                       -------------


   U.S. TREASURY OBLIGATIONS 104.9%

Treasury Inflation Protected Securities (c)(d)
     3.375% due 01/15/2007                              2,636             2,587
     3.625% due 01/15/2008                                323               321
     3.625% due 04/15/2028                                484               475
     3.875% due 04/15/2029                                529               543
                                                                  -------------
Total U.S. Treasury Obligations                                           3,926
(Cost $3,827)                                                     -------------


   MORTGAGE-BACKED SECURITIES 8.0%

Collateralized Mortgage Obligations 3.6%
Freddie Mac
     6.750% due 05/15/2021                                137               137
                                                                  -------------
Fannie Mae 4.4%
     8.847% due 11/01/2024 (b)                            160               164
                                                                  -------------
Total Mortgage-Backed Securities                                            301
(Cost $297)                                                       -------------


   ASSET-BACKED SECURITIES 12.9%

SLM Student Loan Trust
     6.884% due 10/25/2005 (b)                            481               481
                                                                  -------------
Total Asset-Backed Securities                                               481
(Cost $478)                                                       -------------


   SHORT-TERM INSTRUMENTS 39.1%

Commercial Paper 29.2%
Abbey National North America
     6.560% due 01/25/2001                                100               100
Alcoa, Inc.
     6.510% due 02/09/2001                                100                99
Associates Corp. of North America
     6.550% due 01/24/2001                                100               100
Becton Dickinson & Co.
     6.530% due 01/12/2001                                100               100
Campbell Soup Co.
     6.310% due 03/09/2001                                100                99
CBA (de) Finance, Inc.
     6.560% due 01/08/2001                                100               100
DaimlerChrysler Holdings
     6.670% due 02/28/2001                                100                99
Eastman Kodak Co.
     6.530% due 01/18/2001                                100               100
General Electric Capital Corp.
     6.570% due 01/10/2001                                100               100
Motorola, Inc.
     6.280% due 03/30/2001                                100                98
UBS Finance, Inc.
     6.530% due 01/18/2001                                100               100
                                                                  -------------
                                                                          1,095
                                                                  -------------

Repurchase Agreement 9.9%
State Street Bank
   6.000% due 01/02/2001                                  370               370
   (Dated 12/29/2000.
   Collateralized by Freddie Mac
   6.680% due 12/28/2001 valued at $381.
   Repurchase proceeds are $370.)
                                                                  -------------
Total Short-Term Instruments                                              1,465
(Cost $1,465)                                                     -------------


Total Investments (a) 204.2%                                      $       7,643
(Cost $7,534)

Other Assets and Liabilities (Net) (104.2%)                              (3,901)
                                                                  -------------


Net Assets 100.0%                                                 $       3,742
                                                                  -------------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $7,534 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.              $         110

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                         (1)
                                                                  -------------
Unrealized appreciation-net                                       $         109
                                                                  -------------

(b) Variable rate security. The rate listed is as of December 31, 2000.

(c) Principal amount of the security is adjusted for inflation.

(d) Subject to a financing transaction.



8 See accompanying notes

Notes to Financial Statements
December 31, 2000

1. Organization

The Real Return Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

                                                            2000 Annual Report 9

December 31, 2000



Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                 From 01/01/2000
                                         Effective 04/01/2000      to 03/31/2000
--------------------------------------------------------------------------------
Advisory Fee                                            0.25%              0.40%
Administrative Fee                                      0.25%              0.25%
Service Fee                                             0.15%                --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                               Institutional Class          Administrative Class
--------------------------------------------------------------------------------
Real Return Bond Portfolio                   0.50%                         0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):


                            U.S. Government/Agency        All Other
                            ------------------------------------------
                               Purchases     Sales   Purchases   Sales
----------------------------------------------------------------------
Real Return Bond Portfolio       $ 1,139     $ 469     $   689   $ 562

5. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.

                                                           2000 Annual Report 11

December 31, 2000

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                       Real Return Bond Portfolio
                                                                            ----------------------------------------------
                                                                            Year Ended 12/31/2000   Period from 09/30/1999
                                                                                                             to 12/31/1999
                                                                               Shares      Amount        Shares     Amount
                                                                            ----------------------------------------------
Receipts for shares sold
   Institutional Class                                                            310     $ 3,124             0    $     0
   Administrative Class                                                            50         511           606      6,000
Issued as reinvestment of distributions
   Institutional Class                                                             19         196             0          0
   Administrative Class                                                             6          60             4         44
Cost of shares redeemed
   Institutional Class                                                            (10)       (100)            0          0
   Administrative Class                                                          (319)     (3,227)         (304)    (2,984)
Net increase resulting from Portfolio share transactions                           56     $   564           306    $ 3,060
--------------------------------------------------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                      Number           % of Portfolio Held
--------------------------------------------------------------------------
Real Return Bond Portfolio
   Administrative Class                   1                            100
   Institutional Class                    1                            100

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Real Return Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Real Return Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001

                                                           2000 Annual Report 13

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]


                                                  PIMCO VARIABLE INSURANCE TRUST
                                                     TOTAL RETURN BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS
                                                                   -------------
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Contents
Chairman's Letter ...........................................1
Financial Highlights ........................................3
Statement of Assets and Liabilities .........................4
Statement of Operations .....................................5
Statements of Changes in Net Assets .........................6
Notes to Financial Statements ..............................10
Report of Independent Accountants ..........................14

                                                          Fund      Schedule of
                                                          Summary   Investments

Total Return Bond Portfolio (Administrative Class) ..........2          7-9

Chairman's Letter


Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,



/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2001

                                                            2000 Annual Report 1

Total Return Bond Portfolio


PORTFOLIO CHARACTERISTICS

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily intermediate maturity fixed income securities

Duration:
4.90 years

Total Net Assets:
$56.2 million

Sector Breakdown:*

Mortgage-Backed Securities                 41.9%
U.S. Treasury Obligations                  16.9%
Corporate Bonds and Notes                  15.5%
Asset-Backed Securities                    11.0%
Short-Term Instruments                      6.6%
Other                                       8.1%

Quality Breakdown:*

AAA        78.3%
AA          8.4%
A           7.7%
BBB         5.2%
BB          0.1%
B           0.3%

*% of Total Investments as of December 31, 2000


PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 2000

                       Total Return Bond Portfolio
                       (Administrative Class)             Lehman Brothers
                       (Incep. 12/31/1997)                Aggregate Bond Index
--------------------------------------------------------------------------------
1 Year                        10.15%                             11.63%
3 Years*                       5.95%                              6.36%
Since Inception*               5.97%                                --

*Annualized

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception

          Month                Total Return              Lehman Brothers
                                   Bond                   Aggregate Bond
                                 Portfolio                    Index
                               Admin. Class

       12/31/1997                 10,000                     10,000
       01/31/1998                 10,102                     10,128
       02/28/1998                 10,059                     10,120
       03/31/1998                 10,081                     10,156
       04/30/1998                 10,124                     10,209
       05/31/1998                 10,222                     10,305
       06/30/1998                 10,302                     10,393
       07/31/1998                 10,355                     10,415
       08/31/1998                 10,546                     10,584
       09/30/1998                 10,861                     10,832
       10/31/1998                 10,820                     10,775
       11/30/1998                 10,806                     10,836
       12/31/1998                 10,861                     10,869
       01/31/1999                 10,907                     10,946
       02/28/1999                 10,641                     10,755
       03/31/1999                 10,769                     10,815
       04/30/1999                 10,754                     10,849
       05/31/1999                 10,660                     10,754
       06/30/1999                 10,668                     10,720
       07/31/1999                 10,611                     10,674
       08/31/1999                 10,596                     10,669
       09/30/1999                 10,755                     10,793
       10/31/1999                 10,843                     10,832
       11/30/1999                 10,829                     10,832
       12/31/1999                 10,798                     10,779
       01/31/2000                 10,713                     10,744
       02/29/2000                 10,756                     10,874
       03/31/2000                 10,959                     11,017
       04/30/2000                 10,909                     10,986
       05/31/2000                 10,959                     10,981
       06/30/2000                 11,161                     11,209
       07/31/2000                 11,250                     11,311
       08/31/2000                 11,419                     11,475
       09/30/2000                 11,451                     11,547
       10/31/2000                 11,520                     11,623
       11/30/2000                 11,727                     11,813
       12/31/2000                 11,895                     12,033

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 1/01/1998, the first full month following the Portfolio's Administrative Class inception on 12/31/1997, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


PORTFOLIO INSIGHTS


 .    The Total Return Bond Portfolio Administrative Class returned 10.15% for the 12-month period ended December 31, 2000, underperforming the 11.63% return of the benchmark Lehman Brothers Aggregate Bond Index.
 .    The Portfolio's duration was below that of the Index at the start of the year during a period of rising interest rates. In the second half of the year, PIMCO extended duration beyond that of the Index following a shift in our secular forecast from neutral to bullish. Both strategies had a positive impact on returns.
 .    An increased overweight in mortgages added slightly to returns due to superior credit quality and relatively high yields.
 .    An underweight in investment grade corporates throughout the year helped returns significantly as prices declined in anticipation of slowing growth. A small high yield allocation was negative amid concern about credit quality. PIMCO focused on high quality, short maturity issues.
 .    Within the international sector, PIMCO employed modest select relative value strategies throughout the year and decreased the allocation to emerging market bonds. These particular strategies were negative for performance.

Financial Highlights

Total Return Bond Portfolio (Administrative Class)

December 31, 2000


Selected Per Share Data for the Year or Period Ended:                12/31/2000            12/31/1999           12/31/1998 (b)

Net asset value beginning of period                                  $        9.45         $      10.09         $      10.00
Net investment income (a)                                                     0.62                 0.58                 0.56
Net realized / unrealized gain (loss) on investments (a)                      0.30                (0.64)                0.28
Total income from investment operations                                       0.92                (0.06)                0.84
Dividends from net investment income                                         (0.59)               (0.58)               (0.56)
Dividends in excess of net realized capital gains                            (0.01)                0.00                 0.00
Distributions from net realized capital gains                                 0.00                 0.00                (0.19)
Total distributions                                                          (0.60)               (0.58)               (0.75)
Net asset value end of period                                        $        9.77         $       9.45         $      10.09
Total return                                                                 10.15%               (0.58)%               8.61%
Net assets end of period (000s)                                      $      55,533         $      3,877         $      3,259
Ratio of expenses to average net assets                                       0.65%(d)             0.65%(c)             0.65%
Ratio of net investment income to average net assets                          6.46%                5.96%                5.55%
Portfolio turnover rate                                                        415%                 102%                 139%

(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operations on December 31, 1997.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2000.

                                     2000 Annual Report See accompanying notes 3

Statement of Assets and Liabilities
Total Return Bond Portfolio
December 31, 2000
Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                                        $      79,533
Receivable for investments sold and forward foreign currency contracts                                 753
Receivable for Portfolio shares sold                                                                   166
Interest and dividends receivable                                                                      741
Variation margin receivable                                                                             12
Manager reimbursement receivable                                                                         2
Other assets                                                                                             3
                                                                                                    81,210
----------------------------------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased and forward foreign currency contracts                     $      22,352
Payable for financing transactions                                                                     113
Due to Custodian                                                                                        51
Written options outstanding                                                                             20
Payable for Portfolio shares redeemed                                                                2,474
Accrued investment advisory fee                                                                         11
Accrued administration fee                                                                              11
Accrued servicing fee                                                                                    6
Variation margin payable                                                                                 2
Other liabilities                                                                                       12
                                                                                                    25,052
----------------------------------------------------------------------------------------------------------
Net Assets                                                                                   $      56,158
----------------------------------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                                                              $      55,049
Undistributed (overdistributed) net investment income                                                  257
Accumulated undistributed net realized (loss)                                                          (67)
Net unrealized appreciation                                                                            919
                                                                                             $      56,158
----------------------------------------------------------------------------------------------------------

Net Assets:
Institutional Class                                                                          $         625
Administrative Class                                                                                55,533

Shares Issued and Outstanding:
Institutional Class                                                                                     64
Administrative Class                                                                                 5,685

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)
Institutional Class                                                                          $        9.77
Administrative Class                                                                                  9.77

Cost of Investments Owned                                                                    $      78,465
----------------------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                                                                          243
----------------------------------------------------------------------------------------------------------


4 See accompanying notes

Statement of Operations

Total Return Bond Portfolio
For the year ended December 31, 2000
Amounts in thousands

Investment Income:
Interest                                                                                                            $       1,370
   Total Income                                                                                                             1,370

Expenses:
Investment advisory fees                                                                                                       49
Administration fees                                                                                                            48
Distribution and/or servicing fees - Administrative Class                                                                      25
Trustees' fees                                                                                                                  1
Organization costs                                                                                                              1
   Total Expenses                                                                                                             124
   Reimbursement by Manager                                                                                                    (1)
   Net Expenses                                                                                                               123

Net Investment Income                                                                                                       1,247
---------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments                                                                                              122
Net realized gain on futures contracts and written options                                                                    167
Net realized (loss) on foreign currency transactions                                                                           (2)
Net change in unrealized appreciation on investments                                                                          943
Net change in unrealized appreciation on futures contracts and written options                                                 37
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies               25
   Net Gain                                                                                                                 1,292

Net Increase in Assets Resulting from Operations                                                                    $       2,539
---------------------------------------------------------------------------------------------------------------------------------


                                     2000 Annual Report See accompanying notes 5

Statements of Changes in Net Assets
Total Return Bond Portfolio
December 31, 2000
Amounts in thousands

                                                                                       Year Ended             Year Ended
                                                                                December 31, 2000      December 31, 1999

Increase (Decrease) in Net Assets from:

Operations
Net investment income                                                           $         1,247           $          192
Net realized gain (loss)                                                                    287                     (102)
Net change in unrealized appreciation (depreciation)                                      1,005                     (109)
Net increase (decrease) resulting from operations                                         2,539                      (19)
-------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
   Institutional Class                                                                      (85)                       0
   Administrative Class                                                                  (1,149)                    (192)
In excess of net investment income
   Institutional Class                                                                       (1)                       0
   Administrative Class                                                                     (11)                       0
From net realized capital gains
   Institutional Class                                                                        0                        0
   Administrative Class                                                                       0                        0
In excess of net realized capital gains
   Institutional Class                                                                        0                        0
   Administrative Class                                                                       0                        0

Total Distributions                                                                      (1,246)                    (192)
-------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions:
Receipts for shares sold
   Institutional Class                                                                    3,076                        0
   Administrative Class                                                                  55,729                      637
Issued as reinvestment of distributions
   Institutional Class                                                                       89                        0
   Administrative Class                                                                   1,157                      192
Cost of shares redeemed
   Institutional Class                                                                   (2,568)                       0
   Administrative Class                                                                  (6,495)                       0
Net increase resulting from Fund share transactions                                      50,988                      829

Total Increase in Net Assets                                                    $        52,281           $          618
-------------------------------------------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                                                       3,877                    3,259
End of period *                                                                 $        56,158           $        3,877

*Including net undistributed (overdistributed) investment income of:            $           257           $          (12)


6 See accompanying notes

Schedule of Investments

Total Return Bond Portfolio
December 31, 2000

                                                      Principal
                                                         Amount         Value
                                                         (000s)        (000s)

CORPORATE BONDS & NOTES 21.9%

Banking & Finance 9.0%
Banco Nacional de Comercio Exterior
   7.250% due 02/02/2004                               $    700      $    674
Bank One Corp.
   6.790% due 05/07/2002(d)                                 400           400
   6.895% due 09/26/2003(d)                                 200           200
Bear Stearns Cos., Inc.
   6.910% due 09/21/2004(d)                                 300           300
Caterpillar Financial Services Corp.
   6.875% due 08/01/2004                                    100           101
Chrysler Financial Co. LLC
   6.779% due 03/10/2003(d)                                 100            99
Donaldson, Lufkin & Jenrette, Inc.
   7.250% due 07/18/2003(d)                                 100           100
Ford Motor Credit Co.
   6.960% due 05/21/2002(d)                                 200           200
   6.883% due 10/15/2002(d)                                 150           150
   7.173% due 07/18/2005(d)                                 400           399
General Motors Acceptance Corp.
   7.015% due 07/21/2003(d)                                 500           500
Heller Financial, Inc.
   7.136% due 07/24/2002(d)                                 500           501
Household Finance Corp.
   6.862% due 11/01/2001(d)                                 200           200
Morgan Stanley, Dean Witter, Discover and Co.
   6.883% due 01/28/2002(d)                                 100           100
Pemex Finance Ltd.
   5.720% due 11/15/2003                                    150           149
PNC Funding Corp.
   6.125% due 09/01/2003                                    100            99
Popular, Inc.
   6.625% due 01/15/2004                                    500           497
Premium Asset Trust
   7.078% due 11/27/2004(d)                                 100           100
Residential Reinsurance
  10.926% due 06/01/2001                                    100           100
Westdeutsche Landesbank
   6.050% due 01/15/2009                                    200           191
                                                                     --------
                                                                        5,060
                                                                     --------
Industrials 5.8%
British Telecom PLC
   7.722% due 12/15/2003(d)                                 100           101
   8.125% due 12/15/2010(d)                                 100           102
DaimlerChrysler Holdings
   7.350% due 12/16/2002(d)                                 200           200
   7.750% due 05/27/2003                                    200           203
Enron Corp.
   6.450% due 11/15/2001                                    900           899
International Paper Co.
   7.602% due 07/08/2002(d)                                 100           100
Philip Morris Cos., Inc.
   7.250% due 09/15/2001                                    100           100
Premium Asset Trust
   7.029% due 09/08/2007                                    100           100
TRW, Inc.
   6.625% due 06/01/2004                                    250           237
Tyco International Group SA
   6.125% due 06/15/2001                                    500           498
United AirLines, Inc.
   8.030% due 07/01/2011                                    500           522
US Airways, Inc.
   8.020% due 02/05/2019                                    100           104
Vodafone AirTouch PLC
   6.860% due 12/19/2001(d)                                 100           100
                                                                     --------
                                                                        3,266
                                                                     --------
Utilities 7.1%
Allete
   7.610% due 10/20/2003(d)                                 100           100
Commonwealth Edison
   7.160% due 09/30/2002(d)                                 300           300
DTE Capital Corp.
   7.110% due 11/15/2038(d)                                 500           501
Indiana Michigan Power Co.
   7.305% due 09/03/2002(d)                                 100           100
Nevada Power Co.
   7.338% due 08/20/2001(d)                               1,000         1,001
Pacific Gas & Electric Co.
   7.057% due 10/31/2001(d)                                 400           354
Philadelphia Electric
   6.500% due 05/01/2003                                    100           100
Southern California Edison Co.
   7.203% due 05/01/2002(d)                               1,000           864
Sprint Capital Corp.
   8.125% due 07/15/2002                                    150           152
Telekomunikacja Polska SA
   7.125% due 12/10/2003                                    100            98
TXU Corp.
   7.375% due 08/01/2001                                    100           100
   5.940% due 10/15/2001                                    100           100
WorldCom, Inc.
   6.125% due 08/15/2001                                    100           100
   7.050% due 11/26/2001(d)                                 100           100
                                                                     --------
                                                                        3,970
                                                                     --------
Total Corporate Bonds & Notes                                          12,296
                                                                     --------
(Cost $12,413)

 MUNICIPAL BONDS & NOTES 1.1%

Illinois 0.3%
Chicago, Illinois General Obligations (FGIC Insured),
Series 1999 5.125% due 01/01/2029                           200           196
                                                                     --------

Idaho 0.4%
Mesa Industrial Development Authority, (MBIA Insured),
Series 1999 5.625% due 01/01/2029                           200           205
                                                                     --------

Washington State 0.4%
Port of Seattle, Washington Revenue Bonds, (MBIA Insured),
Series 2000 B 5.625% due 02/01/2024                         200           203
                                                                     --------
Total Municipal Bonds & Notes                                             604
                                                                     --------
(Cost $575)

 U.S. GOVERNMENT AGENCIES 3.7%

Federal Home Loan Bank System
   6.750% due 02/15/2002                                    800           809
Freddie Mac
   7.240% due 03/28/2003                                    100           100
   6.875% due 09/15/2010                                  1,000         1,068
Small Business Administration
   7.449% due 08/01/2010                                    100           105
                                                                     --------
Total U.S. Government Agencies                                          2,082
                                                                     --------
(Cost $2,053)

 U.S. TREASURY OBLIGATIONS 23.9%

Treasury Inflation Protected Securities (h)
   3.625% due 07/15/2002(b)                                 326           327
   3.375% due 01/15/2007 (b)                                110           108
   3.875% due 01/15/2009                                    318           321
   3.625% due 04/15/2028(i)                                 108           106
   3.875% due 04/15/2029(i)                               1,376         1,411
U.S. Treasury Bonds
  10.625% due 08/15/2015                                    200           302
   9.250% due 02/15/2016                                  4,000         5,520
   8.875% due 02/15/2019                                  1,100         1,512
   8.750% due 08/15/2020                                  1,600         2,200
   8.125% due 05/15/2021                                    300           392
   6.000% due 02/15/2026                                    800           843
   5.500% due 08/15/2028                                    400           397
                                                                     --------
Total U.S. Treasury Obligations                                        13,439
                                                                     --------
(Cost $12,975)



                                     2000 Annual Report See accompanying notes 7

Total Return Bond Portfolio
December 31, 2000

                                                      Principal
                                                         Amount         Value
                                                         (000s)        (000s)

 MORTGAGE-BACKED SECURITIES 59.4%

Collateralized Mortgage Obligations 20.6%
Bank of America Mortgage Securities
   7.750% due 11/25/2030                                $ 1,000       $ 1,003
Bear Stearns Mortgage Trust
   7.490% due 12/25/2030 (d)                                200           200
   7.500% due 12/25/2030 (d)                                200           200
   7.496% due 11/25/2030 (d)                                 99           100
Countrywide Alternative Loan Trust
   8.000% due 07/25/2030                                    469           474
Countrywide Home Loans
   7.750% due 01/25/2031                                    100           102
Credit Suisse First Boston Mortgage Securities
   6.750% due 12/27/2028                                    100            99
Credit-Based Asset Servicing and Securitization
   7.045% due 09/25/2029 (d)                                532           535
First Nationwide Trust
   7.750% due 07/25/2030                                  1,000         1,026
Freddie Mac
   6.752% due 01/01/2028 (d)                                 49            50
   6.500% due 04/15/2029                                    551           490
   7.500% due 07/15/2030                                    300           307
   7.120% due 09/15/2030                                    292           293
   7.070% due 11/15/2030 (d)                                789           790
General Motors Acceptance Corp.
   6.965% due 06/01/2005                                    397           397
Government National Mortgage Association
   7.020% due 06/20/2030 (d)                                395           394
   7.130% due 09/20/2030 (d)                                980           970
PNC Mortgage Securities Corp.
   7.750% due 07/25/2030                                    282           285
Resecuritization Mortgage Trust
   6.500% due 04/19/2029                                    355           357
Residential Funding Mortgage Securities, Inc.
   7.500% due 11/25/2030                                    100           101
Salomon Brothers Mortgage Securities VII, Inc.
   7.600% due 11/25/2030                                    196           198
Small Business Investment Co.
   8.017% due 02/10/2010                                    960         1,036
Superannuation Members Home Loans Global Fund
   6.915% due 06/15/2026 (d)                              1,000         1,000
Torrens Trust
   6.880% due 07/15/2031 (d)                              1,057         1,057
Washington Mutual
   6.780% due 07/26/2003 (d)                                 74            74
                                                                      -------
                                                                       11,538
                                                                      -------

Fannie Mae 8.4%
   6.000% due 01/16/2031                                    800           775
   6.961% due 11/01/2025 (d)                                 23            24
   7.000% due 01/16/2031                                  1,100         1,102
   7.067% due 09/01/2040 (d)                              1,100         1,115
   7.430% due 01/25/2023                                    566           563
   7.500% due 01/16/2031                                    100           101
   8.500% due 01/16/2031                                  1,000         1,030
                                                                      -------
                                                                        4,710
                                                                      -------
Federal Housing Administration 12.8%
   6.500% due 01/23/2031                                  6,800         6,724
   7.700% due 08/01/2028                                    474           468
                                                                      -------
                                                                        7,192
                                                                      -------
Freddie Mac 2.8%
   6.000% due 01/16/2031 (d)                                120           117
   6.903% due 07/01/2027 (d)                                 38            39
   7.000% due 01/16/2031                                  1,000         1,003
   7.813% due 07/01/2030 (d)                                196           201
   8.500% due 08/01/2024                                    206           213
                                                                      -------
                                                                        1,573
                                                                      -------

Government National Mortgage Association 14.8%
   6.375% due 02/20/2027 (d)                                 67            67
   6.500% due 05/20/2030-01/23/2031 (d)(j)                  596           591
   7.000% due 07/20/2030-01/23/2031 (d)(j)                6,895         6,920
   7.500% due 11/20/2029                                    434           437
   8.000% due 01/23/2031                                    300           307
                                                                      -------
                                                                        8,322
                                                                      -------
Total Mortgage-Backed Securities                                       33,335
                                                                      -------
(Cost $32,760)

 ASSET-BACKED SECURITIES 15.5%

AFC Home Equity Loan Trust
   6.951% due 07/25/2030 (d)                                374           374
Ameriquest Mortgage Securities, Inc.
   6.971% due 06/15/2030                                     91            91
   6.920% due 07/15/2030 (d)                                376           376
Bayview Financial Acquisition Trust
   7.011% due 07/25/2030 (d)                                 94            94
   7.006% due 11/25/2030 (d)                              1,400         1,400
Conseco Recreational Enthusiast Consumer Trust
   7.562% due 10/15/2007                                    154           157
Contimortgage Home Equity Loan Trust
   7.580% due 08/15/2028                                    100           102
CS First Boston Mortgage Securities Corp.
   6.880% due 12/15/2030 (d)                              1,100         1,100
GRMT II LLC
   6.951% due 06/20/2032 (d)                                700           699
Irwin Home Equity
   7.026% due 06/25/2021 (d)                                 88            88
Long Beach Mortgage Loan Trust
   7.038% due 04/21/2008 (d)                              1,300         1,300
Marriott Vacation Club Owner Trust
   7.097% due 09/20/2017 (d)                                100           100
MSDWCC Heloc Trust
   6.911% due 09/25/2010 (d)                                997           997
Novastar Home Equity Loan
   6.970% due 01/25/2030 (d)                                296           296
Providian Gateway Master Trust
   6.900% due 03/16/2009 (d)                                300           300
Residential Asset Mortgage Products, Inc.
   7.610% due 12/25/2027                                  1,200         1,232
                                                                      -------
Total Asset-Backed Securities                                           8,706
                                                                      -------
(Cost $8,747)

 SOVEREIGN ISSUES 0.5%

Province of Quebec
   7.500% due 09/15/2029                                     75            81
Republic of Brazil
   7.000% due 01/01/2001 (d)                                 62            62
   7.375% due 04/15/2006 (d)                                176           165
                                                                      -------
Total Sovereign Issues                                                    308
                                                                      -------
(Cost $298)

 FOREIGN CURRENCY-DENOMINATED (f)(g) 6.3%

Republic of Germany
   5.250% due 01/04/2011                               EC 3,500         3,392
   6.250% due 01/04/2024                                     10            10
   6.500% due 07/04/2027                                     10            11
   4.750% due 07/04/2028                                    100            86
   6.250% due 01/04/2030                                     10            11
                                                                      -------
Total Foreign Currency-Denominated                                      3,510
                                                                      -------
(Cost $3,391)

 SHORT-TERM INSTRUMENTS 9.3%

Certificates of Deposit 0.3%
Societe Generale
   6.540% due 02/28/2001                                $   200           200
                                                                      -------

Commercial Paper 4.7%
Bank One Corp.
   6.530% due 01/10/2001                                    300           300
General Motors Acceptance Corp.
   6.570% due 01/18/2001                                    100            99
KFW International Finance
   6.530% due 01/12/2001                                    100            99
National Rural Utilities Cooperative
   6.550% due 01/09/2001                                    100           100
Verizon Global Funding Corp.
   6.300% due 03/06/2001                                  2,100         2,077
                                                                      -------
                                                                        2,675
                                                                      -------

8 See accompanying notes

                                                      Principal
                                                         Amount         Value
                                                         (000s)        (000s)

Repurchase Agreement 4.1%
State Street Bank
   6.000% due 01/02/2001                               $  2,288      $  2,288
                                                                     --------
    (Dated 12/29/2000.
    Collateralized by Fannie Mae
    6.090% due 08/28/2008 valued at $2,335.
    Repurchase proceeds are $2,290.)

U.S. Treasury Bills 0.2%
   6.111% due 02/01/2001(b)                                  90            90
                                                                     --------
Total Short-Term Instruments                                            5,253
(Cost $5,253)                                                        --------


Total Investments (a) 141.6%                                         $ 79,533
(Cost $78,465)

Written Options (c) (0.0%)                                                (20)
(Premiums $23)

Other Assets and Liabilities (Net) (41.6%)                            (23,355)
                                                                     --------
Net Assets 100.0%                                                    $ 56,158
                                                                     --------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $78,493 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $  1,312

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (262)
                                                                     --------
Unrealized appreciation-net                                          $  1,050
                                                                     --------
(b) Securities with an aggregate market value of $306 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                                                                    Unrealized
                                                         # of    Appreciation/
Type                                                Contracts   (Depreciation)
--------------------------------------------------------------------------------
EuroBond 10 Year Note (03/2001)                            51        $     32
3-Month Euro Euribor LIF (09/2001)                          2               3
3-Month Euro Euribor LIF (12/2001)                          5               5
3-Month Euro Euribor LIF (03/2002)                          3               2
U.S. Treasury 5 Year Note (03/2001)                         1              (1)
U.S. Treasury 10 Year Note (03/2001)                        9             (14)
U.S. Treasury 30 Year Bond (03/2001)                        1               1
                                                                     --------
                                                                     $     28
                                                                     --------

(c) Premiums received on written options:

                                               # of
Type                                      Contracts       Premium       Value
--------------------------------------------------------------------------------

Put - OTC Euro vs. U.S. Dollar
   Strike @ 0.82 Exp. 11/21/2001            100,000      $    3      $      1

Put - OTC Euro vs. U.S. Dollar
   Strike @ 0.82 Exp. 11/27/2001            100,000           3             1

Put - OTC Euro vs. U.S. Dollar
   Strike @ 0.82 Exp. 11/22/2001            100,000           3             1

Put - OTC Euro vs. U.S. Dollar
   Strike @ 0.82 Exp. 12/03/2001            100,000           2             1

Put- CBOT U.S. Treasury Note March Futures
   Strike @ 100.00 Exp. 02/17/2001               17           4             1

Call - CBOT U.S. Treasury Note March Futures
   Strike @ 105.00 Exp. 02/17/2001               16           7            15

Put - CME Eurodollar March Futures
   Strike @ 92.75 Exp. 03/19/2001                 3           1             0
                                                         --------------------
                                                         $   23      $     20
                                                         --------------------

(d) Variable rate security. The rate listed is as of December 31, 2000.

(e) Swap agreements outstanding at December 31, 2000:

                                                        Notional   Unrealized
Type                                                     Amount  (Depreciation)
--------------------------------------------------------------------------------
Receive floating rate based on 6-month EURO-LIBOR and pay fixed rate equal to 6.175%.

Broker: Goldman Sachs & Co.                          EC      20      $     (1)
Exp. 05/22/2030

Receive floating rate based on 6-month EURO-LIBOR and pay fixed rate equal to 6.000%.

Broker: J.P. Morgan Securities, Inc.                         30            (1)
Exp. 01/04/2009

Receive floating rate based on 6-month EURO-LIBOR minus 0.540% and pay fixed rate equal to 6.250%.

Broker: J.P. Morgan Securities, Inc.
Exp. 01/04/2024                                              10             0
                                                                     --------
                                                                     $     (2)
                                                                     --------

(f) Foreign forward currency contracts outstanding at December 31, 2000:

                            Principal
                               Amount
                           Covered by         Settlement           Unrealized
Type       Currency          Contract              Month         Appreciation
--------------------------------------------------------------------------------
Buy              EC               600            02/2001       $           37
                                                               -----------------

(g) Principal amount denoted in indicated currency:

       EC - Euro

(h) Principal amount of the security is adjusted for inflation.

(i) Subject to a financing transaction.

(j) Securities are grouped by coupon or range of coupons and represent a range of maturities.

                                     2000 Annual Report See accompanying notes 9

Notes to Financial Statements
December 31, 2000


1. Organization

The Total Return Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. On December 22, 1997 the Total Return Bond Portfolio was provided seed capital of $100,000 by the Adviser. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.


                                                           2000 Annual Report 11

December 31, 2000


Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                From 01/01/2000
                                        Effective 04/01/2000      to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                           0.25%              0.40%
Administrative Fee                                     0.25%              0.25%
Service Fee                                            0.15%                --


Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                   Institutional Class     Administrative Class
--------------------------------------------------------------------------------

Total Return Bond Portfolio                      0.50%                    0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                                U.S. Government/Agency         All Other
--------------------------------------------------------------------------------
                                 Purchases      Sales    Purchases      Sales
--------------------------------------------------------------------------------
Total Return Bond Portfolio       $119,826   $ 84,265     $ 46,641   $ 13,821

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                               Total Return Bond Portfolio
                                         ---------------------------------------
                                                                       Premium
--------------------------------------------------------------------------------
Balance at 12/31/1999                                                  $     4
Sales                                                                       41
Closing Buys                                                                (7)
Expirations                                                                (15)
Exercised                                                                    0
--------------------------------------------------------------------------------
Balance at 12/31/2000                                                  $    23
--------------------------------------------------------------------------------

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                          Total Return Bond Portfolio
                                                                --------------------------------------------------
                                                                Year Ended 12/31/2000        Year Ended 12/31/1999
                                                                Shares         Amount         Shares        Amount
                                                                --------------------------------------------------
Receipts for shares sold
   Institutional Class                                             324       $  3,076              0      $      0
   Administrative Class                                          5,832         55,729             67           637
Issued as reinvestment of distributions
   Institutional Class                                               9             89              0             0
   Administrative Class                                            120          1,157             20           192
Cost of shares redeemed
   Institutional Class                                            (270)        (2,568)             0             0
   Administrative Class                                           (678)        (6,495)             0             0

Net increase resulting from Portfolio share transactions         5,337       $ 50,988             87      $    829
------------------------------------------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                      Number       % of Portfolio Held
----------------------------------------------------------------------
Total Return Bond Portfolio
     Administrative Class                  2                        89
     Institutional Class                   1                       100


7. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.

                                                           2000 Annual Report 13

Report of Independent Accountants


To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Total Return Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Total Return Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York


Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC

2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]


                                                  PIMCO VARIABLE INSURANCE TRUST
                                                          MONEY MARKET PORTFOLIO
                                                            ADMINISTRATIVE CLASS
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Contents
Chairman's Letter .......................................1
Financial Highlights ....................................3
Statement of Assets and Liabilities .....................4
Statement of Operations .................................5
Statements of Changes in Net Assets .....................6
Notes to Financial Statements ...........................8
Report of Independent Accountants ......................11

                                                         Fund      Schedule of
                                                      Summary      Investments

Money Market Portfolio (Administrative Class) ...........2               7

Chairman's Letter


Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,



/s/ Brent R. Harris

Brent R. Harris
Chairman


January 31, 2001

                                                            2000 Annual Report 1

Money Market Portfolio


PORTFOLIO CHARACTERISTICS

Objective:

Maximum current income, consistent with preservation of capital and daily liquidity

Portfolio:
Primarily money market instruments

Duration:
36 days

Total Net Assets:
$4.4 million

                              Sector Breakdown:*

                                    [GRAPH]

                       Short-Term Instruments      86.3%
                       Corporate Bonds and Notes   13.7%

                              Quality Breakdown:*

                                    [GRAPH]

                                AAA      43.0%
                                AA       57.0%

* % of Total Investments as of December 31, 2000

PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 2000

                         Money Market Portfolio     Salomon Smith Barney
                         (Administrative Class)     3-Month U.S. Treasury
                         (Incep. 9/30/1999)         Bill Index
--------------------------------------------------------------------------------
1 Year                            6.01%                     5.97%
Since Inception*                  5.86%                       --

*Annualized


CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception

                                    [GRAPH]

             Month             Money Market               Salomon
                                Portfolio             3-Month Treasury
                               Admin. Class              Bill Index

           09/30/1999             10,000                  10,000
           10/31/1999             10,041                  10,041
           11/30/1999             10,082                  10,081
           12/31/1999             10,130                  10,125
           01/31/2000             10,174                  10,169
           02/29/2000             10,218                  10,213
           03/31/2000             10,268                  10,261
           04/30/2000             10,311                  10,309
           05/31/2000             10,361                  10,360
           06/30/2000             10,415                  10,408
           07/31/2000             10,466                  10,458
           08/31/2000             10,520                  10,510
           09/30/2000             10,570                  10,562
           10/31/2000             10,617                  10,618
           11/30/2000             10,680                  10,672
           12/31/2000             10,739                  10,729

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 10/01/1999, the first full month following the Portfolio's Administrative Class inception on 9/30/1999, compared to the Salomon Smith Barney 3-Month U.S. Treasury Bill Index, an unmanaged market index. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government Agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.


PORTFOLIO INSIGHTS

 .  The total return performance of the Money Market Portfolio Administrative
   Class was 6.01% for the year ended December 31, 2000, versus a return of 5.97% for the benchmark Salomon Smith Barney 3-Month U.S. Treasury Bill
   Index.
 . U.S. interest rates rose throughout early 2000 as the Federal Reserve raised the fed funds rate indicating its concern about increasing inflation. Short-term rates fell during the latter part of the year due to concerns about a slowing U.S. economy.
 .  The Portfolio's average duration was maintained at about one month, providing for ample liquidity and limiting the price effects from increasing yields.
 . U.S. issued high quality (A1/P1) commercial paper was emphasized due to attractive yields, limited interest rate sensitivity, and low credit exposure.
 . Seven-day and thirty-day SEC yields were 6.54% and 6.57%, respectively, at quarter-end. These yields are competitive with yields on longer duration portfolios.

Financial Highlights

Money Market Portfolio (Administrative Class)
December 31, 2000

Selected Per Share Data for the Year or Period Ended:                           12/31/2000          12/31/1999 (b)
Net asset value beginning of period                                             $         1.00      $         1.00
Net investment income (a)                                                                 0.06                0.01
Total income from investment operations                                                   0.06                0.01
Dividends from net investment income                                                     (0.06)              (0.01)
Total distributions                                                                      (0.06)              (0.01)
Net asset value end of period                                                   $         1.00      $         1.00
Total return                                                                              6.01%               1.30%
Net assets end of period (000s)                                                 $        4,334      $        3,605
Ratio of expenses to average net assets                                                   0.50%               0.50%(c)*
Ratio of net investment income to average net assets                                      5.88%               5.14%*
Portfolio turnover rate                                                                    N/A                 N/A

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on September 30, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.27% for the period ended December 31, 1999.

                                     2000 Annual Report See accompanying notes 3

Statement of Assets and Liabilities
Money Market Portfolio December 31, 2000
Amounts in thousands, except per share amounts


Assets:

Investments, at value                                         $         4,386
Cash                                                                        1
Receivable for Portfolio shares sold                                       15
Interest receivable                                                         9
Manager reimbursement receivable                                            6
                                                                        4,417
--------------------------------------------------------------------------------


Liabilities:
Accrued investment advisory fee                               $             1
Accrued administration fee                                                  1
Accrued servicing fee                                                       1
                                                                            3
--------------------------------------------------------------------------------

Net Assets                                                    $         4,414
--------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                               $         4,414
Undistributed (overdistributed) net investment income                       0
Accumulated undistributed net realized gain (loss)                          0
Net unrealized appreciation (depreciation)                                  0
                                                              $         4,414
--------------------------------------------------------------------------------

Net Assets:
Institutional Class                                           $            80
Administrative Class                                                    4,334

Shares Issued and Outstanding:
Institutional Class                                                        80
Administrative Class                                                    4,334

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)
Institutional Class                                           $          1.00
Administrative Class                                                     1.00

Cost of Investments Owned                                     $         4,386
--------------------------------------------------------------------------------


4 See accompanying notes

Statement of Operations
Money Market Portfolio
For the year ended December 31, 2000
Amounts in thousands

Investment Income:
Interest                                                                        $          249
   Total Income                                                                            249

Expenses:
Investment advisory fees                                                                     7
Administration fees                                                                          8
Distribution and/or servicing fees - Administrative Class                                    4
   Total Expenses                                                                           19

Net Investment Income                                                                      230
----------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                                      0
Net change in unrealized appreciation (depreciation) on investments                          0
   Net Gain (Loss)                                                                           0

Net Increase in Assets Resulting from Operations                                $          230
----------------------------------------------------------------------------------------------

                                     2000 Annual Report See accompanying notes 5

Statements of Changes in Net Assets

Money Market Portfolio
December 31, 2000
Amounts in thousands

                                                                                     Year Ended     Period from September 30, 1999
                                                                              December 31, 2000               to December 31, 1999
Increase (Decrease) in Net Assets from:

Operations
Net investment income                                                           $           230                    $            41
Net realized gain (loss)                                                                      0                                  0
Net change in unrealized appreciation (depreciation)                                          0                                  0

Net increase resulting from operations                                                      230                                 41
----------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
   Institutional Class                                                                      (23)                                 0
   Administrative Class                                                                    (207)                               (41)
In excess of net investment income
   Institutional Class                                                                        0                                  0
   Administrative Class                                                                       0                                  0

Total Distributions                                                                        (230)                               (41)
----------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions:
Receipts for shares sold
   Institutional Class                                                                      739                                  0
   Administrative Class                                                                   7,776                              6,784
Issued as reinvestment of distributions
   Institutional Class                                                                       23                                  0
   Administrative Class                                                                     206                                 28
Cost of shares redeemed
   Institutional Class                                                                     (682)                                 0
   Administrative Class                                                                  (7,253)                            (3,207)
Net increase resulting from Fund share transactions                                         809                              3,605

Total Increase in Net Assets                                                    $           809                    $         3,605
----------------------------------------------------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                                                       3,605                                  0
End of period *                                                                 $         4,414                    $         3,605

*Including net undistributed (overdistributed) investment income of:            $             0                    $             0

6 See accompanying notes

Schedule of Investments

Money Market Portfolio
December 31, 2000

                                                    Principal
                                                       Amount           Value
                                                       (000s)          (000s)

 CORPORATE BONDS & NOTES 13.6%

Banking & Finance 13.6%
FCC National Bank
   6.375% due 03/15/2001                            $     100       $     100
   6.759% due 05/10/2001 (a)                              100             100
First Chicago NBD Corp.
   6.818% due 08/20/2001 (a)                              200             200
Morgan Stanley Dean Witter & Co.
   6.735% due 08/15/2001(a)                               200             200
                                                                    ----------
Total Corporate Bonds & Notes                                             600
(Cost $600)                                                         ----------

 SHORT-TERM INSTRUMENTS 85.8%

Certificates of Deposit 4.5%
First Union National Bank
   6.847% due 08/24/2001 (a)                              200             200
                                                                    ----------

Commercial Paper 78.9%
Abbey National North America
   6.560% due 01/24/2001                                  200             199
Alcoa, Inc.
   6.440% due 02/09/2001                                  200             199
Associates Corp. of North America
   6.590% due 01/17/2001                                  200             199
Becton Dickinson & Co.
   6.600% due 01/24/2001                                  200             199
Bell South Telecommunications, Inc.
   6.470% due 02/02/2001                                  200             199
DaimlerChrysler Holdings
   6.550% due 01/31/2001                                  200             199
Freddie Mac
   6.350% due 01/16/2001                                  200             200
   6.445% due 01/16/2001                                  100             100
General Electric Capital Corp.
   6.290% due 03/21/2001                                  200             197
General Motors Acceptance Corp.
   6.510% due 01/17/2001                                  200             199
Halifax plc
   6.440% due 02/05/2001                                  100              99
KFW International Finance
   6.300% due 02/20/2001                                  200             198
Merrill Lynch & Co.
   6.450% due 02/02/2001                                  200             199
Motorola, Inc.
   6.280% due 03/30/2001                                  200             197
National Rural Utilities Cooperative
   6.550% due 01/09/2001                                  100             100
Swedbank, Inc.
   6.590% due 01/12/2001                                  200             200
UBS Finance, Inc.
   6.530% due 01/16/2001                                  200             199
Verizon Global Funding Corp.
   6.540% due 02/02/2001                                  200             199
Wisconsin Electric Power Co.
   6.450% due 02/09/2001                                  200             199
                                                                    ----------
                                                                        3,480
                                                                    ----------
Repurchase Agreement 2.4%
State Street Bank
   6.000% due 01/02/2001                                  106             106
    (Dated 12/29/2000
    Collateralized by Fannie Mae
    6.000% due 11/15/2001 valued at $111
    Repurchase due proceeds are $106.)

                                                                    ----------
Total Short-Term Instruments                                            3,786
                                                                    ----------
(Cost $3,786)

Total Investments (a) 99.4%                                         $   4,386
(Cost $4,386)

Other Assets and Liabilities (Net) 0.6%                                    28
                                                                    ----------

Net Assets 100.0%                                                   $   4,414
                                                                    ----------


Notes to Schedule of Investments:

(a) Variable rate security. The rate listed is as of December 31, 2000.


                                     2000 Annual Report See accompanying notes 7

Notes to Financial Statements
December 31, 2000


1. Organization

The Money Market Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuations. Portfolio securities held by the fund are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.15%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.15% during the current fiscal year.

New Administrative Class Fee Structure:

                                                                From 01/01/2000
                                        Effective 04/01/2000      to 03/31/2000
--------------------------------------------------------------------------------
Advisory Fee                                           0.15%              0.30%
Administrative Fee                                     0.20%              0.20%
Service Fee                                            0.15%                --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                    Institutional Class    Administrative Class
--------------------------------------------------------------------------------
Money Market Portfolio                            0.35%                   0.50%

PIMCO may be reimbursed for these waived amounts in future periods.
     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Federal Income Tax Matters

As of December 31, 2000, the Money Market Portfolio had remaining capital loss carryforwards that were realized during the current year.
     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                                  Capital Loss    Carryforwards
                                               Realized Losses       Expiration
--------------------------------------------------------------------------------
Money Market Portfolio                         $           274       12/31/2008

     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

                                                            2000 Annual Report 9

December 31, 2000


5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                         Money Market Portfolio
                                                                            Year Ended 12/31/2000      Period from 09/30/1999
                                                                                                                to 12/31/1999
                                                                            -------------------------------------------------
                                                                             Shares        Amount        Shares        Amount
                                                                            -------------------------------------------------
Receipts for shares sold
   Institutional Class                                                          739       $   739             0       $     0
   Administrative Class                                                       7,776         7,776         6,784         6,784
Issued as reinvestment of distributions
   Institutional Class                                                           23            23             0             0
   Administrative Class                                                         206           206            28            28
Cost of shares redeemed
   Institutional Class                                                         (682)         (682)            0             0
   Administrative Class                                                      (7,253)       (7,253)       (3,207)       (3,207)
Net increase resulting from Portfolio share transactions                        809       $   809         3,605       $ 3,605
-----------------------------------------------------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                          Number       % of Portfolio Held
--------------------------------------------------------------------------------
Money Market Portfolio
     Administrative Class                      1                       100
     Institutional Class                       1                       100


6. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.

Report of Independent Accountants


To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Money Market Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Money Market Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001

                                                           2000 Annual Report 11

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:
Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]


                                                  PIMCO VARIABLE INSURANCE TRUST
                                        LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS
                                                               -----------------
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Contents
Chairman's Letter ....................................................1
Financial Highlights .................................................3
Statement of Assets and Liabilities ..................................4
Statement of Operations ..............................................5
Statements of Changes in Net Assets ..................................6
Statement of Cash Flows ..............................................7
Notes to Financial Statements ........................................9
Report of Independent Accountants ...................................13

                                                                   Fund          Schedule of
                                                                   Summary       Investments
Long-Term U.S. Government Bond Portfolio (Administrative Class) ......2                8

Chairman's Letter


Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2001

                                                            2000 Annual Report 1

Long-Term U.S. Government Bond Portfolio


PORTFOLIO CHARACTERISTICS

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily long-term maturity fixed income securities

Duration:
10.85 years

Total Net Assets:
$9.6 million

Sector Breakdown:*

                                    [GRAPH]

U.S. Treasury Obligations     54.6%
U.S. Government Agencies      12.9%
Short-Term Instruments        12.3%
Corporate Bonds and Notes     12.2%
Mortgage-Backed Securities     5.3%
Other                          2.7%

Quality Breakdown:*

                                    [GRAPH]

AAA 79.1%
AA   9.4%
A   11.5%

*% of Total Investments as of December 31, 2000


PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 2000

                       Long-Term U.S. Gov't. Bond          Lehman Brothers
                       Portfolio (Administrative Class)    Long-Term
                       (Incep. 4/30/1999)                  Treasury Index
--------------------------------------------------------------------------------
1 Year                             21.24%                      20.28%
Since Inception*                    9.33%                         --

*Annualized

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception

                                    [GRAPH]

                           Long-Term U.S.                      Lehman
      Month               Government Bond                Long-Term Treasury
                             Portfolio                          Index
                           Admin. Class

   04/30/1999                  10,000                          10,000
   05/31/1999                   9,882                           9,843
   06/30/1999                   9,766                           9,739
   07/31/1999                   9,730                           9,692
   08/31/1999                   9,672                           9,654
   09/30/1999                   9,758                           9,726
   10/31/1999                   9,754                           9,731
   11/30/1999                   9,686                           9,665
   12/31/1999                   9,572                           9,521
   01/31/2000                   9,680                           9,657
   02/29/2000                   9,944                           9,949
   03/31/2000                  10,257                          10,289
   04/30/2000                  10,164                          10,207
   05/31/2000                  10,119                          10,170
   06/30/2000                  10,372                          10,391
   07/31/2000                  10,582                          10,570
   08/31/2000                  10,837                          10,811
   09/30/2000                  10,719                          10,680
   10/31/2000                  10,933                          10,846
   11/30/2000                  11,270                          11,189
   12/31/2000                  11,605                          11,452


Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/1999, the first full month following the Portfolio's Administrative Class inception on 4/30/1999, compared to the Lehman Brothers Long-Term Treasury Index, an unmanaged market index.

PORTFOLIO INSIGHTS

 .  The Long-Term U.S. Government Bond Portfolio Administrative Class returned
   21.24% for the 12-month period ended December 31, 2000, outperforming the 20.28% return of the benchmark Lehman Brothers Long-Term Treasury Index over the same period.
 .  The Portfolio's below benchmark duration detracted from performance.
 .  Exposure to intermediate maturities added to returns as the shift in Fed policy helped these maturities rally the most.
 .  Real return bonds added to relative returns, outperforming like-duration
   Treasuries as real yields fell.
 . Premiums from written options were positive as interest rates remained within an anticipated range.

Financial Highlights
Long-Term U.S. Government Bond Portfolio
(Administrative Class)

December 31, 2000                                                               12/31/2000        12/31/1999 (b)
Selected Per Share Data for the Year or Period Ended:
Net asset value beginning of period                                             $       9.22      $      10.00
Net investment income (a)                                                               0.56              0.36
Net realized / unrealized gain (loss) on investments (a)                                1.34             (0.78)
Total income from investment operations                                                 1.90             (0.42)
Dividends from net investment income                                                   (0.56)            (0.36)
Total distributions                                                                    (0.56)            (0.36)
Net asset value end of period                                                   $      10.56      $       9.22
Total return                                                                           21.24%            (4.28)%
Net assets end of period (000s)                                                 $      9,625      $       7,173
Ratio of expenses to average net assets                                                 0.65%             0.65%(c)*
Ratio of net investment income to average net assets                                    5.70%             5.55%*
Portfolio turnover rate                                                                  533%              294%

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 30, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71% for the period ended December 31, 1999.

                                     2000 Annual Report See accompanying notes 3

Statement of Assets and Liabilities
Long-Term U.S. Government Bond Portfolio
December 31, 2000
Amounts in thousands, except per
share amounts


Assets:
Investments, at value                                         $      13,031
Cash                                                                      1
Receivable for investments sold                                       1,252
Interest and dividends receivable                                       182
Variation margin receivable                                               1
Manager reimbursement receivable                                          3
Other Assets                                                              1
                                                                     14,471
---------------------------------------------------------------------------

Liabilities:
Payable for financing transactions                                    4,824
Written options outstanding                                               4
Payable for Portfolio shares redeemed                                     3
Accrued investment advisory fee                                           2
Accrued administration fee                                                2
Accrued servicing fee                                                     1
                                                                      4,836
---------------------------------------------------------------------------

Net Assets                                                    $       9,635
---------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                               $       8,964
Undistributed (overdistributed) net investment income                   112
Accumulated undistributed net realized gain                              63
Net unrealized appreciation                                             496
                                                              $       9,635
---------------------------------------------------------------------------

Net Assets:
Institutional Class                                           $          10
Administrative Class                                                  9,625

Shares Issued and Outstanding:
Institutional Class                                                       1
Administrative Class                                                    911

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)
Institutional Class                                           $       10.56
Administrative Class                                                  10.56

Cost of Investments Owned                                     $      12,547
---------------------------------------------------------------------------



4 See accompanying notes

Statement of Operations

Long-Term U.S. Government Bond Portfolio
For the year ended December 31, 2000

Amounts in thousands

Investment Income:
Interest                                                                                    $          540
   Total Income                                                                                        540

Expenses:

Investment advisory fees                                                                                24
Administration fees                                                                                     21
Distribution and/or servicing fees - Administrative Class                                                8
Trustees' fees                                                                                           1
Interest expense                                                                                         1
   Total Expenses                                                                                       55

Net Investment Income                                                                                  485
----------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain:

Net realized gain on investments                                                                       250
Net realized gain on futures contracts and written options                                              84
Net change in unrealized appreciation on investments                                                   824
Net change in unrealized appreciation on futures contracts and written options                          12
   Net Gain                                                                                          1,170

Net Increase in Assets Resulting from Operations                                            $        1,655
----------------------------------------------------------------------------------------------------------

                                     2000 Annual Report See accompanying notes 5

Statements of Changes in Net Assets
Long-Term U.S. Government Bond Portfolio
December 31, 2000
Amounts in thousands

                                                                                     Year Ended      Period from April 30, 1999
                                                                              December 31, 2000            to December 31, 1999

Increase (Decrease) in Net Assets from:

Operations
Net investment income                                                            $          485                 $          248
Net realized gain (loss)                                                                    334                           (159)
Net change in unrealized appreciation (depreciation)                                        836                           (340)
Net increase (decrease) resulting from operations                                         1,655                           (251)
------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
   Institutional Class                                                                      (84)                             0
   Administrative Class                                                                    (401)                          (248)
In excess of net investment income
   Institutional Class                                                                        0                              0
   Administrative Class                                                                       0                              0
From net realized capital gains
   Institutional Class                                                                        0                              0
   Administrative Class                                                                       0                              0
In excess of net realized capital gains
   Institutional Class                                                                        0                              0
   Administrative Class                                                                       0                              0

Total Distributions                                                                        (485)                          (248)
------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions:
Receipts for shares sold
   Institutional Class                                                                    2,173                              0
   Administrative Class                                                                   4,531                         12,755
Issued as reinvestment of distributions
   Institutional Class                                                                       86                              0
   Administrative Class                                                                     400                            234
Cost of shares redeemed
   Institutional Class                                                                   (2,328)                             0
   Administrative Class                                                                  (3,570)                        (5,317)
Net increase resulting from Fund share transactions                                       1,292                          7,672

Total Increase in Net Assets                                                     $        2,462                 $        7,173
------------------------------------------------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                                                       7,173                              0
End of period *                                                                  $        9,635                 $        7,173

*Including net undistributed (overdistributed) investment income of:             $          112                 $            0


6 See accompanying notes

Statement of Cash Flows

Long-Term U.S. Government Bond Portfolio
December 31, 2000

Amounts in thousands

Increase (Decrease) in Cash from:

Financing Activities

Sales of Portfolio shares                                    $          6,703
Redemptions of Portfolio shares                                        (5,896)
Cash distributions paid                                                     0
Proceeds from financing transactions                                    1,531
Net increase from financing activities                                  2,338

Operating Activities

Purchases of long-term securities                                     (49,244)
Proceeds from sales of long-term securities                            44,396
Purchases of short-term securities (net)                                2,064
Net investment income                                                     485
Change in other receivables/payables (net)                                (38)
Net (decrease) from operating activities                               (2,337)
-----------------------------------------------------------------------------

Net Increase in Cash                                                        1
-----------------------------------------------------------------------------

Cash

Beginning of period                                                         0
End of period                                                $              1



                                     2000 Annual Report See accompanying notes 7

Schedule of Investments
Long-Term U.S. Government
Bond Portfolio
December 31, 2000

                                                   Principal
                                                      Amount           Value
                                                      (000s)          (000s)

CORPORATE BONDS & NOTES 16.6%

Banking & Finance 10.4%
Bank One Corp.
   6.790% due 05/07/2002 (d)                      $      200      $      200
Donaldson, Lufkin & Jenrette, Inc.
   7.250% due 07/18/2003 (d)                             100             100
Ford Motor Credit Co.
   7.110% due 06/02/2003 (d)                             200             200
   7.173% due 07/18/2005 (d)                             200             199
General Motors Acceptance Corp.
   6.950% due 03/10/2003 (d)                             200             200
   7.015% due 07/21/2003 (d)                             100             100
                                                                  ----------
                                                                         999
                                                                  ----------
Industrials 2.1%
DaimlerChrysler Holdings
   7.001% due 08/16/2004 (d)                             200             198
                                                                  ----------

Utilities 4.1%
Scana Corp.
   7.393% due 07/15/2002 (d)                             100             100
WorldCom, Inc.
   6.920% due 11/26/2001 (d)                             300             299
                                                                  ----------
                                                                         399
                                                                  ----------
Total Corporate Bonds & Notes                                          1,596
(Cost $1,599)                                                     ----------

 U.S. GOVERNMENT AGENCIES 17.4%

Federal Home Loan Bank
   5.950% due 12/10/2008                                 100              97
   6.650% due 10/21/2013                                 200             194
Financing Corp.
  10.700% due 10/06/2017                                 650             953
Freddie Mac
   6.100% due 12/29/2006                                 100              99
Tennessee Valley Authority
   0.000% due 11/01/2021                               1,750             336
                                                                  ----------
Total U.S. Government Agencies                                         1,679
(Cost $1,604)                                                     ----------

 U.S. TREASURY OBLIGATIONS 73.8%

Treasury Inflation Protected Securities (e)
   3.625% due 07/15/2002 (b)                             109             109
U.S. Treasury Bonds
   7.625% due 02/15/2025                                 300             380
   9.250% due 02/15/2016                                 100             138
   8.875% due 02/15/2019                                 100             137
   8.750% due 08/15/2020                               1,500           2,062
   8.125% due 05/15/2021                                 900           1,175
   6.000% due 02/15/2026                               1,150           1,212
   6.250% due 05/15/2030                                 750             838
U.S. Treasury Strips
   0.000% due 05/15/2013                               1,400             714
   0.000% due 02/15/2015                                 100              46
   0.000% due 11/15/2021                               1,000             306
                                                                  ----------
Total U.S. Treasury Obligations                                        7,117
(Cost $6,780)                                                     ----------

 MORTGAGE-BACKED SECURITIES 7.1%

Collateralized Mortgage Obligations 7.1%
Fannie Mae 3.1%
   7.000% due 10/25/2022                                 260             265
   6.500% due 01/25/2024                                  39              37
Freddie Mac 4.0%
   6.750% due 03/15/2007                                  79              79
   7.000% due 07/15/2023                                  42              41
   6.000% due 12/15/2028                                 213             189
   6.000% due 05/15/2029                                  89              76
                                                                  ----------
Total Mortgage-Backed Securities                                         687
(Cost $614)                                                       ----------

 ASSET-BACKED SECURITIES 3.6%

CS First Boston Mortgage Securities Corp.
   6.880% due 12/15/2030 (d)                             100             100
SLM Student Loan Trust
   6.406% due 10/27/2025 (d)                             250             247
                                                                  ----------
Total Asset-Backed Securities                                            347
(Cost $345)                                                       ----------

 SHORT-TERM INSTRUMENTS 16.7%

Commercial Paper 12.4%
Becton Dickinson & Co.
   6.110% due 04/09/2001                                 400             393
Detroit Edison Co.
   7.040% due 01/29/2001                                 200             200
Executive Jet, Inc.
   6.490% due 02/09/2001                                 400             397
Verizon Global Funding Corp.
   6.300% due 03/06/2001                                 200             198
                                                                  ----------
                                                                       1,188
                                                                  ----------
Repurchase Agreement 4.0%
State Street Bank
   6.000% due 01/02/2001                                 388             388
   (Dated 12/29/2000.                                             ----------
   Collateralized by Fannie Mae
   6.000% due 09/24/2001 valued at $396.
   Repurchase proceeds are $388.)

U.S. Treasury Bills 0.3%
   5.307% due 05/17/2000 (b)                              30              29
                                                                  ----------
Total Short-Term Instruments                                           1,605
(Cost $1,605)                                                     ----------

Total Investments (a) 135.2%                                      $   13,031
(Cost $12,547)

Written Options (c) (0.0%)                                                (4)
(Premiums $11)

Other Assets and Liabilities (Net) (35.2%)                            (3,392)
                                                                  ----------
Net Assets 100.0%                                                 $    9,635
                                                                  ----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $12,554 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                    $      483

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                          (6)
                                                                  ----------
Unrealized appreciation-net                                       $      477
                                                                  ----------

(b) Securities with an aggregate market value of $138 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                                                      # of        Unrealized
Type                                             Contracts      Appreciation
--------------------------------------------------------------------------------

U.S. Treasury 10 Year Note (03/2001)                     4        $        6
U.S. Treasury 30 Year Bond (03/2001)                     2                 0
                                                                  ----------
                                                                  $        6
                                                                  ----------

(c) Premiums received on written options:

                                                  # of
Type                                         Contracts     Premium     Value
--------------------------------------------------------------------------------

Put - CBOT U.S. Treasury Bond March Futures
   Strike @ 96.000 Exp. 03/21/2001                  10     $     6   $     0

Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 112.000 Exp. 05/26/2001                 10           5         4
                                                           -----------------
                                                           $    11   $     4
                                                           -----------------

(d) Variable rate security. The rate listed is as of December 31, 2000.

(e) Principal amount of the security is adjusted for inflation.



8 See accompanying notes

Notes to Financial Statements
December 31, 2000


1. Organization

The Long-Term U.S. Government Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.


                                                            2000 Annual Report 9

December 31, 2000


Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributiors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                From 01/01/2000
                                        Effective 04/01/2000      to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                           0.25%              0.40%
Administrative Fee                                     0.25%              0.25%
Service Fee                                            0.15%                --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                   Institutional Class     Administrative Class
--------------------------------------------------------------------------------

Long Term U.S. Gov't
     Bond Portfolio                              0.50%                    0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                          U.S. Government/Agency           All Other
                          ------------------------------------------------
                          Purchases        Sales    Purchases        Sales
--------------------------------------------------------------------------------
Long-Term U.S. Gov't
   Bond Portfolio          $ 46,936     $ 45,243     $  2,084     $    200

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                           Long-Term U.S. Gov't. Bond Portfolio
                                           -------------------------------------
                                                                        Premium
Balance at 12/31/1999                                                   $     0
--------------------------------------------------------------------------------
Sales                                                                        11
Closing Buys                                                                  0
Expirations                                                                   0
Exercised                                                                     0
--------------------------------------------------------------------------------
Balance at 12/31/2000                                                   $    11
--------------------------------------------------------------------------------


6. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.


                                                           2000 Annual Report 11

December 31, 2000

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                 Long-Term U.S. Government Bond Portfolio
                                                                            -------------------------------------------------
                                                                            Year Ended 12/31/2000     Period from  04/30/1999
                                                                                                                to 12/31/1999
                                                                             Shares        Amount        Shares        Amount
Receipts for shares sold
   Institutional Class                                                          219      $  2,173             0      $      0
   Administrative Class                                                         459         4,531         1,319        12,755
Issued as reinvestment of distributions
   Institutional Class                                                            9            86             0             0
   Administrative Class                                                          41           400            25           234
Cost of shares redeemed
   Institutional Class                                                         (227)       (2,328)            0             0
   Administrative Class                                                        (367)       (3,570)         (566)       (5,317)

Net increase resulting from Portfolio share transactions                        134      $  1,292           778      $  7,672
-----------------------------------------------------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                              Number     % of Portfolio Held
----------------------------------------------------------------------------
Long-Term U.S. Government Bond Portfolio
     Administrative Class                          3                      99
     Institutional Class                           1                     100

Report of Independent Accountants


To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Long-Term U.S. Government Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Long-Term U.S. Government Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001

                                                           2000 Annual Report 13

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York


Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]


                                                  PIMCO VARIABLE INSURANCE TRUST
                                                     LOW DURATION BOND PORTFOLIO
                                                            ADMINISTRATIVE CLASS
                                                               -----------------
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Contents
Chairman's Letter ..........................................1
Financial Highlights .......................................3
Statement of Assets and Liabilities ........................4
Statement of Operations ....................................5
Statements of Changes in Net Assets ........................6
Notes to Financial Statements ..............................8
Report of Independent Accountants .........................12

                                                         Fund       Schedule of
                                                         Summary    Investments
Low Duration Bond Portfolio (Administrative Class) .........2            7

Chairman's Letter


Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,



/s/ Brent R. Harris

Brent R. Harris

Chairman



January 31, 2001

                                                            2000 Annual Report 1

Low Duration Bond Portfolio

PORTFOLIO CHARACTERISTICS

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily short maturity fixed income securities

Duration:
1.50 years

Total Net Assets:
$6.2 million

Sector Breakdown:*

[GRAPH]

Mortgage-Backed Securities      62.3%
Corporate Bonds and Notes       22.6%
Asset-Backed Securities          6.7%
Other                            8.4%


Quality Breakdown:*

[GRAPH]

AAA         74.8%
AA           6.2%
A            7.3%
BBB         11.7%

*% of Total Investments as of December 31, 2000



PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 2000

                      Low Duration Bond Portfolio
                      (Administrative Class)            Merrill Lynch
                      (Incep. 2/16/1999)                1-3 Year Treasury Index

1 Year                           7.41%                           7.99%
Since Inception*                 5.31%                             --

*Annualized

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception

                                    [GRAPH]

         Month               Low Duration                 Merril Lynch
                            Bond Portfolio              1-3 Year Treasury
                             Admin. Class                     Index

       02/28/1999               10,000                       10,000
       03/31/1999               10,082                       10,070
       04/30/1999               10,151                       10,102
       05/31/1999               10,116                       10,095
       06/30/1999               10,164                       10,127
       07/31/1999               10,165                       10,159
       08/31/1999               10,162                       10,188
       09/30/1999               10,243                       10,255
       10/31/1999               10,293                       10,282
       11/30/1999               10,303                       10,301
       12/31/1999               10,292                       10,316
       01/31/2000               10,290                       10,312
       02/29/2000               10,308                       10,381
       03/31/2000               10,386                       10,445
       04/30/2000               10,406                       10,472
       05/31/2000               10,432                       10,516
       06/30/2000               10,584                       10,625
       07/31/2000               10,646                       10,692
       08/31/2000               10,727                       10,771
       09/30/2000               10,806                       10,848
       10/31/2000               10,859                       10,906
       11/30/2000               10,971                       11,009
       12/31/2000               11,054                       11,141


Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/1999, the first full month following the Portfolio's Administrative Class inception on 2/16/1999, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

 . The Low Duration Bond Portfolio Administrative Class underperformed its benchmark, returning 7.41% for the 12-month period ended December 31, 2000, versus a return of 7.99% for its benchmark, the Merrill Lynch 1-3 year Treasury Index.
 .  Maintaining a below-Index duration, or sensitivity to interest rate changes, negatively impacted returns as interest rates fell throughout the year.
 .  Our broader-than-Index maturity structure was slightly positive as intermediate rates rallied significantly.
 .  Holdings of mortgage-backed securities were slightly negative as they underperformed the all-Treasury benchmark.
 .  Limited holdings of investment grade corporate securities detracted from returns due to heightened investor risk aversion.
 .  High yield holdings were limited and had a minimal impact on performance.
 . Emerging market holdings were positive due to investors' perceptions of improving fundamentals of many emerging economies.

Financial Highlights

Low Duration Bond Portfolio (Administrative Class)

December 31, 2000

Selected Per Share Data for the Year or Period Ended:                           12/31/2000          12/31/1999 (b)


Net asset value beginning of period                                             $        9.74       $         10.00
Net investment income (a)                                                                0.59                  0.50
Net realized / unrealized gain (loss) on investments (a)                                 0.11                 (0.25)
Total income from investment operations                                                  0.70                  0.25
Dividends from net investment income                                                    (0.62)                (0.51)
Total distributions                                                                     (0.62)                (0.51)
Net asset value end of period                                                   $        9.82       $          9.74
Total return                                                                             7.41%                 2.56%
Net assets end of period (000s)                                                 $         742       $         5,149
Ratio of expenses to average net assets                                                  0.65%                 0.65%(c)*
Ratio of net investment income to average net assets                                     6.07%                 5.74%*
Portfolio turnover rate                                                                   165%                   11%

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on February 16, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78% for the period ended December 31, 1999.

                                     2000 Annual Report See accompanying notes 3

Statement of Assets and Liabilities

Low Duration Bond Portfolio
December 31, 2000

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                                    $       10,143
Cash and foreign currency                                                                             3
Receivable for Portfolio shares sold                                                                 25
Interest and dividends receivable                                                                    67
Manager reimbursement receivable                                                                      6
Other assets                                                                                          1
                                                                                                 10,245
-------------------------------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased and forward foreign currency contracts                 $        3,792
Payable for financing transactions                                                                  267
Payable for Portfolio shares redeemed                                                                 2
Accrued investment advisory fee                                                                       1
Accrued administration fee                                                                            1
Other liabilities                                                                                    10
                                                                                                  4,073
-------------------------------------------------------------------------------------------------------

Net Assets                                                                               $        6,172
-------------------------------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                                                          $        6,253
Undistributed (overdistributed) net investment income                                                (3)
Accumulated undistributed net realized (loss)                                                       (77)
Net unrealized (depreciation)                                                                        (1)
                                                                                         $        6,172
-------------------------------------------------------------------------------------------------------

Net Assets:
Institutional Class                                                                      $        5,430
Administrative Class                                                                                742

Shares Issued and Outstanding:
Institutional Class                                                                                 553
Administrative Class                                                                                 76

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)
Institutional Class                                                                      $         9.82
Administrative Class                                                                               9.82

Cost of Investments Owned                                                                $       10,134
-------------------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                                                                         3
-------------------------------------------------------------------------------------------------------

4 See accompanying notes

Statement of Operations

Low Duration Bond Portfolio
For the year ended December 31, 2000
Amounts in thousands

Investment Income:
Interest                                                                                                             $         382
   Total Income                                                                                                                382

Expenses:
Investment advisory fees                                                                                                        16
Administration fees                                                                                                             14
   Total Expenses                                                                                                               30

Net Investment Income                                                                                                          352
----------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments                                                                                             (74)
Net realized gain on futures contracts and written options                                                                       8
Net realized (loss) on foreign currency transactions                                                                            (3)
Net change in unrealized appreciation on investments                                                                           124
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies              (1)
   Net Gain                                                                                                                     54

Net Increase in Assets Resulting from Operations                                                                     $         406
----------------------------------------------------------------------------------------------------------------------------------

                                     2000 Annual Report See accompanying notes 5

Statements of Changes in Net Assets

Low Duration Bond Portfolio

December 31, 2000

Amounts in thousands

                                                                                  Year Ended    Period from February 16, 1999
                                                                           December 31, 2000             to December 31, 1999

Increase (Decrease) in Net Assets from:
Operations
Net investment income                                                         $          352                   $          255
Net realized (loss)                                                                      (69)                              (3)
Net change in unrealized appreciation (depreciation)                                     123                             (124)
Net increase resulting from operations                                                   406                              128
-----------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
   Institutional Class                                                                  (250)                               0
   Administrative Class                                                                 (102)                            (263)
In excess of net investment income
   Institutional Class                                                                     0                                0
   Administrative Class                                                                    0                                0
From net realized capital gains
   Institutional Class                                                                     0                                0
   Administrative Class                                                                    0                                0
In excess of net realized capital gains
   Institutional Class                                                                     0                                0
   Administrative Class                                                                    0                                0

Total Distributions                                                                     (352)                            (263)
-----------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions:
Receipts for shares sold
   Institutional Class                                                                 5,187                                0
   Administrative Class                                                                  783                           10,150
Issued as reinvestment of distributions
   Institutional Class                                                                   256                                0
   Administrative Class                                                                   95                              236
Cost of shares redeemed
   Institutional Class                                                                   (80)                               0
   Administrative Class                                                               (5,272)                          (5,102)
Net increase resulting from Fund share transactions                                      969                            5,284

Total Increase in Net Assets                                                  $        1,023                   $        5,149
-----------------------------------------------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                                                    5,149                                0
End of period *                                                               $        6,172                   $        5,149

*Including net undistributed (overdistributed) investment income of:          $           (3)                  $            0

6 See accompanying notes

Schedule of Investments

Low Duration Bond Portfolio
December 31, 2000                                  Principal
                                                      Amount           Value
                                                      (000s)          (000s)

 CORPORATE BONDS & NOTES 37.0%

Banking & Finance 14.6%
Bear Stearns Cos., Inc.
   7.133% due 08/01/2002 (d)                        $    100        $    100
Donaldson, Lufkin & Jenrette, Inc.
   7.250% due 07/18/2003 (d)                             100             100
Ford Motor Credit Co.
   6.927% due 03/19/2002 (d)                             250             250
General Motors Acceptance Corp.
   7.015% due 07/21/2003 (d)                             200             200
Morgan Stanley, Dean Witter, Discover and Co.
   6.190% due 04/15/2002 (d)                             250             250
                                                                    --------
                                                                         900
                                                                    --------
Industrials 12.1%
British Telecom PLC
   7.722% due 12/15/2003 (d)                             100             101
Petroleos Mexicanos
   8.401% due 07/15/2005 (d)                             250             252
Time Warner, Inc.
   6.100% due 12/30/2001                                 250             249
Witco Corp.
   6.600% due 04/01/2003                                 150             148
                                                                    --------
                                                                         750
                                                                    --------
Utilities 10.3%
Connecticut Light & Power Co.
   7.750% due 06/01/2002                                 200             203
Pacific Gas & Electric Co.
   7.057% due 10/31/2001(d)                              100              88
Telekomunikacja Polska SA
   7.125% due 12/10/2003                                 100              98
TXU Corp.
   5.940% due 10/15/2001                                 250             249
                                                                    --------
                                                                         638
                                                                    --------
Total Corporate Bonds & Notes                                          2,288
(Cost $2,294)                                                       --------


 U.S. TREASURY OBLIGATIONS 6.1%

Treasury Inflation Protected Securities (e)
   3.625% due 07/15/2002                                 109             109
   3.375% due 01/15/2007 (f)                             275             270
                                                                    --------
Total U.S. Treasury Obligations                                          379
(Cost $368)                                                         --------


 MORTGAGE-BACKED SECURITIES 102.3%

Collateralized Mortgage Obligations 31.7%
Fannie Mae
   7.100% due 12/25/2023                                 249             251
   7.067% due 09/01/2040 (d)                             199             201
Freddie Mac
   6.976% due 07/15/2028 (d)                             237             238
   7.070% due 11/15/2030 (d)                             100             100
General Electric Capital Mortgage Services, Inc.
   6.500% due 03/25/2024                                 379             369
PNC Mortgage Securities Corp.
   7.750% due 08/25/2030                                  94              95
Structured Asset Securities Corp.
   6.750% due 07/25/2029                                 146             146
   7.750% due 07/25/2030                                 462             469
Torrens Trust
   6.886% due 07/15/2031 (d)                              88              88
                                                                    --------
                                                                       1,957
                                                                    --------
Fannie Mae 19.9%
   8.000% due 01/16/2031 (d)                             700             717
   8.500% due 01/23/2031                                 500             515
                                                                    --------
                                                                        1232
                                                                    --------
Federal Housing Administration 9.2%
   7.430% due 10/01/2020                                 581             571
                                                                    --------
Government National Mortgage Association 41.5%
   8.000% due 01/23/2031                               2,500           2,564
                                                                    --------
Total Mortgage-Backed Securities                                       6,324
                                                                    --------
(Cost $6,321)

 ASSET-BACKED SECURITIES 11.0%

Accredited Mortgage Loan Trust
   6.946% due 02/25/2030 (d)                             227             228
Bayview Financial Acquisition Trust
   7.006% due 11/25/2030 (d)                             200             200
Circuit City Credit Card Master Trust
   6.856% due 02/15/2006 (d)                             250             250
                                                                    --------
Total Asset-Backed Securities                                            678
(Cost $677)                                                         --------


 SHORT-TERM INSTRUMENTS 7.7%

Commercial Paper 3.2%
Abbey National North America
   6.590% due 01/24/2001                                 100             100
General Electric Capital Corp.
   6.520% due 01/19/2001                                 100             100
                                                                    --------
                                                                         200
                                                                    --------
Repurchase Agreement 4.5%
State Street Bank
   6.000% due 01/02/2001                                 274             274
    (Dated 12/29/2000. Collateralized by
    Federal Home Loan Bank
    7.620% due 09/09/2009 valued at $281.
    Repurchase proceeds are $274.)
                                                                    --------
Total Short-Term Instruments                                             474
(Cost $474)                                                         --------

Total Investments (a) 164.1%                                        $ 10,143
(Cost $10,134)

Other Assets and Liabilities (Net) (64.1%)                            (3,971)
                                                                    --------

Net Assets 100.0%                                                   $  6,172
                                                                    --------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $10,134 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                            50

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (41)
                                                                    --------

Unrealized appreciation-net                                                9
                                                                    --------

(b) Foreign forward currency contracts outstanding at December 31, 2000:

                              Principal
                                 Amount                           Unrealized
                             Covered by       Settlement       Appreciation/
Type          Currency         Contract            Month      (Depreciation)
--------------------------------------------------------------------------------
Buy                 EC              200          02/2001            $      0
Sell                                 50          02/2001                   0
                                                                    --------
                                                                    $      0
                                                                    --------

(c) Principal amount denoted in indicated currency:

       EC - Euro

(d) Variable rate security. The rate listed is as of December 31, 2000.

(e) Principal amount of the security is adjusted for inflation.

(f) Subject to a financing transaction.

                                     2000 Annual Report See accompanying notes 7

Notes to Financial Statements
December 31, 2000

1. Organization

The Low Duration Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the

Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                             From 01/01/2000
                                     Effective 04/01/2000      to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                        0.25%              0.40%
Administrative Fee                                  0.25%              0.25%
Service Fee                                         0.15%                --

                                                            2000 Annual Report 9

December 31, 2000


Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                    Institutional Class   Administrative Class
--------------------------------------------------------------------------------

Low Duration Bond Portfolio                       0.50%                  0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                               U.S. Government/Agency         All Other
--------------------------------------------------------------------------------
                                Purchases       Sales   Purchases       Sales
--------------------------------------------------------------------------------
Low Duration Bond Portfolio      $ 11,867    $  8,904    $  2,088    $    995

5.  Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                               Low Duration Bond Portfolio
                                   ---------------------------------------------
                                                                       Premium
--------------------------------------------------------------------------------
Balance at 12/31/1999                                                $       0
Sales                                                                        7
Closing Buys                                                                (1)
Expirations                                                                 (6)
Exercised                                                                    0
--------------------------------------------------------------------------------
Balance at 12/31/2000                                                $       0
--------------------------------------------------------------------------------

6. Federal Income Tax Matters

As of December 31, 2000, the Low Duration Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.
     Additionally, the Portfolio realized $1,931 of capital losses during the period November 1, 2000 through December 31, 2000 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                                   Capital Loss Carryforwards
                                   ---------------------------------------------
                                               Realized Losses       Expiration
--------------------------------------------------------------------------------

Low Duration Bond Portfolio                       $   74,354         12/31/2008

     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                          Low Duration Bond Portfolio
                                                                -------------------------------------------------
                                                                Year Ended 12/31/2000      Period from 02/16/1999
                                                                                                    to 12/31/1999
                                                                 Shares        Amount        Shares        Amount
                                                                -------------------------------------------------
Receipts for shares sold
   Institutional Class                                              535      $  5,187             0      $      0
   Administrative Class                                              80           783         1,028        10,150
Issued as reinvestment of distributions
   Institutional Class                                               26           256             0             0
   Administrative Class                                              10            95            24           236
Cost of shares redeemed
   Institutional Class                                               (8)          (80)            0             0
   Administrative Class                                            (543)       (5,272)         (523)       (5,102)

Net increase resulting from Portfolio share transactions            100      $    969           529      $  5,284
-----------------------------------------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                          Number       % of Portfolio Held
--------------------------------------------------------------------------
Low Duration Bond Portfolio
     Administrative Class                      3                        99
     Institutional Class                       1                       100

8. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.

                                                          2000  Annual Report 11

Report of Independent Accountants


To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Low Duration Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Low Duration Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]


                                                  PIMCO VARIABLE INSURANCE TRUST
                                                       SHORT-TERM BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS
                                                               -----------------
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Contents
Chairman's Letter ........................................................   1
Financial Highlights .....................................................   3
Statement of Assets and Liabilities ......................................   4
Statement of Operations ..................................................   5
Statements of Changes in Net Assets ......................................   6
Notes to Financial Statements ............................................   8
Report of Independent Accountants ........................................  11


                                                           Fund      Schedule of
                                                           Summary   Investments
Short-Term Bond Portfolio (Institutional Class).............. 2          7

Chairman's Letter



Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,



/S/Brent R. Harris

Brent R. Harris
Chairman

January 31, 2001

                                                            2000 Annual Report 1

Short-Term Bond Portfolio

PORTFOLIO CHARACTERISTICS

Objective:

Maximum current income, consistent with preservation of capital and daily liquidity

Portfolio:

Primarily money market instruments and short maturity fixed income securities

Duration:

0.23 years

Total Net Assets:

$3.4 million

Sector Breakdown:*

[GRAPH]

Corporate Bonds and Notes         75.3%
Short-Term Instruments            12.9%
Mortgage-Backed Securities         7.3%
Other                              4.5%

Quality Breakdown:*

[GRAPH]

AAA        12.1%
AA         13.5%
A          38.9%
BBB        35.5%

*  % of Total Investments as of December 31, 2000

PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 2000

                              Short-Term Bond Portfolio    Salomon Smith Barney
                              (Institutional Class)        3-Month U.S. Treasury
                              (Incep. 4/28/2000)           Bill Index
--------------------------------------------------------------------------------
6 Months                               3.45%                     3.08%
Since Inception                        4.64%                       --


CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception

                                    [GRAPH]

         Month              Short-Term            Salomon Smith Barney
                          Bond Portfolio          3-Month U.S. Treasury
                           Instl. Class               Bill Index

      04/30/2000              10,000                    10,000
      05/31/2000              10,058                    10,049
      06/30/2000              10,114                    10,096
      07/31/2000              10,174                    10,145
      08/31/2000              10,249                    10,195
      09/30/2000              10,318                    10,246
      10/31/2000              10,377                    10,300
      11/30/2000              10,433                    10,352
      12/31/2000              10,464                    10,407

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/28/2000, compared to the Salomon Smith Barney 3-Month U.S. Treasury Bill Index, an unmanaged market index. Whereas money market funds attempt to maintain a stable share price, the Short-Term Bond Portfolio's share price will fluctuate in response to market conditions. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

 .    The total return performance of the Short-Term Bond Portfolio Institutional
     Class was 3.45% for the six-month period ended December 31, 2000, outperforming the 3.08% return posted by the benchmark Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

 .    Above benchmark duration during the period had a positive impact as short-term interest rates fell.

 .    Investment-grade corporates detracted from performance as these issues were hurt by increased investor risk aversion.

 .    Short duration mortgages detracted slightly from performance as the negative impact of heightened market volatility offset relatively high yields.

 .    Asset-backed bonds helped returns as attractive yields more than compensated for negative price performance.

 .    Positions based on an expected rise in the euro helped returns due to the euro's recovery during the period.

 .    Strategies that benefit from underperformance by U.K and Japanese bonds relative to U.S. issues added to the Portfolio's return.

Financial Highlights

   Short-Term Bond Portfolio (Institutional Class)
   December 31, 2000

Selected Per Share Data for the Year or Period Ended:             12/31/2000 (b)

Net asset value beginning of period                                 $    10.00
Net investment income (a)                                                 0.45
Net realized / unrealized gain on investments (a)                         0.01
Total income from investment operations                                   0.46
Dividends from net investment income                                     (0.45)
Total distributions                                                      (0.45)
Net asset value end of period                                       $    10.01
Total return                                                              4.64%
Net assets end of period (000s)                                     $    3,388
Ratio of expenses to average net assets                                   0.45%*
Ratio of net investment income to average net assets                      6.56%*
Portfolio turnover rate                                                    281%

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 28, 2000.

                                     2000 Annual Report See accompanying notes 3

Statement of Assets and Liabilities
Short-Term Bond Portfolio
December 31, 2000
Amounts in thousands, except per share amounts


Assets:
Investments, at value                                                  $  3,477
Receivable for investments sold                                               6
Interest and dividends receivable                                            36
Manager reimbursement receivable                                              6
                                                                          3,525
--------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased                                      $     98
Accrued investment advisory fee                                               1
Accrued administration fee                                                    1
                                                                            100
--------------------------------------------------------------------------------

Net Assets                                                             $  3,425
--------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                                        $  3,422
Undistributed (overdistributed) net investment income                         7
Accumulated undistributed net realized gain (loss)                            0
Net unrealized (depreciation)                                                (4)
                                                                       $  3,425
--------------------------------------------------------------------------------

Net Assets:
Institutional Class                                                    $  3,388
Administrative Class                                                         37

Shares Issued and Outstanding:
Institutional Class                                                         338
Administrative Class                                                          4

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)
Institutional Class                                                    $  10.01
Administrative Class                                                      10.01

Cost of Investments Owned                                              $  3,481
--------------------------------------------------------------------------------

4 See accompanying notes

Statement of Operations
Short-Term Bond Portfolio
For the year ended December 31, 2000
Amounts in thousands


Investment Income:
Interest                                                              $     213
   Total Income                                                             213

Expenses:
Investment advisory fees                                                      9
Administration fees                                                           7
   Total Expenses                                                            16

Net Investment Income                                                       197
--------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments                                              7
Net change in unrealized (depreciation) on investments                       (4)
   Net Gain                                                                   3

Net Increase in Assets Resulting from Operations                      $     200
--------------------------------------------------------------------------------

                                     2000 Annual Report See accompanying notes 5

Statements of Changes in Net Assets
Short-Term Bond Portfolio
December 31, 2000
Amounts in thousands

                                                                                                  Period from
                                                                             Year Ended      September 30, 1999
Increase (Decrease) in Net Assets from:                                December 31, 2000   to December 31, 1999
Operations
Net investment income                                                     $          197        $           40
Net realized gain                                                                      7                     0
Net change in unrealized appreciation (depreciation)                                  (4)                    0
Net increase resulting from operations                                               200                    40
--------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
   Institutional Class                                                              (144)                    0
   Administrative Class                                                              (54)                  (40)
In excess of net investment income
   Institutional Class                                                                 0                     0
   Administrative Class                                                                0                     0
From net realized capital gains
   Institutional Class                                                                 0                     0
   Administrative Class                                                                0                     0
In excess of net realized capital gains
   Institutional Class                                                                 0                     0
   Administrative Class                                                                0                     0

Total Distributions                                                                 (198)                  (40)
--------------------------------------------------------------------------------------------------------------

Fund Share Transactions:
Receipts for shares sold
   Institutional Class                                                             3,229                     0
   Administrative Class                                                               37                 3,000
Issued as reinvestment of distributions
   Institutional Class                                                               157                     0
   Administrative Class                                                               41                    40
Cost of shares redeemed
   Institutional Class                                                                (1)                    0
   Administrative Class                                                           (3,080)                    0
Net increase resulting from Fund share transactions                                  383                 3,040

Total Increase in Net Assets                                              $          385        $        3,040
--------------------------------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                                                3,040                     0
End of period *                                                           $        3,425        $        3,040

*Including net undistributed (overdistributed) investment income of:      $            7        $            0


6 See accompanying notes

Schedule of Investments
Short-Term Bond Portfolio
December 31, 2000

                                                        Principal
                                                          Amount         Value
                                                          (000s)         (000s)

CORPORATE BONDS & NOTES 76.5%

Banking & Finance 32.1%
Banponce Financial Corp.
     6.750% due 08/09/2001                            $      100     $      100
Bear Stearns Cos., Inc.
     7.048% due 09/21/2004 (b)                               100            100
Ford Motor Credit Co.
     6.850% due 08/27/2001 (b)                               100            100
Heller Financial, Inc.
     6.500% due 11/01/2001                                   100            100
Huntington National Bank
     5.875% due 01/15/2001                                   100            100
Korea Development Bank
     7.125% due 09/17/2001                                   100            100
MBNA Corp.
     6.900% due 09/13/2001 (b)                               100            100
National Consumer Coop Bank
     7.513% due10/26/2001 (b)                                100            100
Paine Webber
     6.585% due 07/23/2001                                   100            100
PS Colorado Credit Corp.
     7.470% due 05/30/2002 (b)                               100            100
Qwest Capital Funding, Inc.
     6.875% due 08/15/2001                                   100            100
                                                                     ----------
                                                                          1,100
                                                                     ----------

Industrials 26.4%
British Telecom PLC
     1.000% due 12/15/2003 (b)                               100            101
Clear Channel Communications, Inc.
     7.327% due 06/15/2002 (b)                               100            100
Norfolk Southern Corp.
     6.875% due 05/01/2001                                   100            100
Philip Morris Cos., Inc.
     9.000% due 01/01/2001                                   100            100
Raytheon Co.
     6.450% due 08/15/2002                                   100            100
Staples, Inc.
     7.670% due 11/26/2001 (b)                               100            100
Temple-Inland, Inc.
     9.000% due 05/01/2001                                   100            101
Tyco International Group SA
     6.125% due 06/15/2001                                   100            100
Viacom, Inc.
     8.875% due 06/01/2001                                   100            101
                                                                     ----------
                                                                            903
                                                                     ----------

Utilities 18.0%
Allete
     7.610% due 10/20/2003 (b)                               100            100
Appalachian Power Co.
     7.272% due 06/27/2001 (b)                               100            100
Carolina Power & Light Co.
     7.232% due 07/29/2002 (b)                               100            100
Indiana Michigan Power Co.
     7.245% due 09/03/2002 (b)                               100            100
Scana Corp.
     7.393% due 07/15/2002 (b)                               100            100
Southern California Edison Co.
     7.203% due 05/01/2002 (b)                               100             86
Texas Utilities Electric Co. `B'
     7.286% due 12/20/2002 (b)                                30             30
                                                                     ----------
                                                                            616
                                                                     ----------
Total Corporate Bonds & Notes                                             2,619
(Cost $2,625)                                                        ----------

                                                        Principal
                                                          Amount         Value
                                                          (000s)         (000s)

MORTGAGE-BACKED SECURITIES 7.4%

Collateralized Mortgage Obligations 7.4%
Bear Stearns Mortgage Securities, Inc.
  6.350% due 08/25/2024 (b)                         $        134    $       133
Fannie Mae
  6.500% due 10/25/2007 (b)                                   69             69
Freddie Mac
  8.000% due 04/15/2003                                       27             27
Nomura Asset Securities Corp.
  6.625% due 01/25/2009                                       25             25
                                                                    -----------
Total Mortgage-Backed Securities                                            254
(Cost $253)                                                         -----------

ASSET-BACKED SECURITIES 4.5%

EQCC Home Equity Loan Trust
  8.340% due 08/15/2025                                      100            101
Onyx Acceptance Auto Trust
  5.500% due 10/15/2002                                       40             40
Premier Auto Trust
  6.350% due 04/06/2002                                       14             14
                                                                    -----------
Total Asset-Backed Securities                                               155
(Cost $154)                                                         -----------

SHORT-TERM INSTRUMENTS 13.1%

Certificates of Deposit 2.9%
Societe Generale
  6.540% due 02/28/2001 (b)                                  100            100
                                                                    -----------
Commercial Paper 2.9%
Becton Dickinson & Co.
  6.110% due 04/25/2001                                      100             98
                                                                    -----------
Repurchase Agreement 7.3%
State Street Bank
  6.000% due 01/02/2001                                      251            251
  (Dated 12/29/2000. Collateralized
  by Federal Home Loan Bank 5.875% due
  08/15/2001 valued at $260.
  Repurchase proceeds are $251.)
                                                                    -----------
Total Short-Term Instruments                                                449
(Cost $449)                                                         -----------

Total Investments (a) 101.5%                                        $     3,477
(Cost $3,481)

Other Assets and Liabilities (Net) (1.5%)                                   (52)
                                                                    -----------

Net Assets 100.0%                                                   $     3,425
                                                                    -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $3,481 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $       10

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                            (14)
                                                                     ----------

Unrealized depreciation-net                                          $       (4)
                                                                     ----------

(b) Variable rate security. The rate listed is as of December 31, 2000.



                                     2000 Annual Report See accompanying notes 7

Notes to Financial Statements

December 31, 2000


1. Organization

The Short-Term Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.15% during the current fiscal year.

New Administrative Class Fee Structure:

                                                                From 01/01/2000
                                        Effective 04/01/2000      to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                           0.25%              0.35%
Administrative Fee                                     0.20%              0.20%
Service Fee                                            0.15%                --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                 Institutional Class       Administrative Class
--------------------------------------------------------------------------------
Short-Term Bond Portfolio                      0.45%                      0.60%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

                                                            2000 Annual Report 9

December 31, 2000




4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                                   U.S. Government/Agency       All Other
                                 -----------------------------------------------
                                   Purchases      Sales     Purchases    Sales
--------------------------------------------------------------------------------

Short-Term Bond Portfolio          $    172      $      0   $   7,156   $  4,257

5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                            Short-Term Bond Portfolio
                                                               ---------------------------------------------------
                                                               Year Ended 12/31/2000        Period from 09/30/1999
                                                                                                     to 12/31/1999
                                                                Shares        Amount       Shares           Amount
                                                               ---------------------------------------------------
Receipts for shares sold

   Institutional Class                                             322     $   3,229            0         $      0
   Administrative Class                                              4            37          300            3,000

Issued as reinvestment of distributions

   Institutional Class                                              16           157            0                0
   Administrative Class                                              4            41            4               40

Cost of shares redeemed

   Institutional Class                                               0            (1)           0                0
   Administrative Class                                           (308)       (3,080)           0                0

Net increase resulting from Portfolio share transactions            38     $     383          304         $  3,040
------------------------------------------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                           Number           % of Portfolio Held
--------------------------------------------------------------------------------

Short-Term Bond Portfolio
   Administrative Class                         2                           100
   Institutional Class                          1                            96

6. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.

Report of Independent Accountants



To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Short-Term Bond Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Short-Term Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001

                                                           2000 Annual Report 11

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York




Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                     TOTAL RETURN BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS

                                                               -----------------
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Contents
Chairman's Letter ........................................1
Financial Highlights .....................................3
Statement of Assets and Liabilities ......................4
Statement of Operations ..................................5
Statements of Changes in Net Assets ......................6
Notes to Financial Statements ...........................10
Report of Independent Accountants .......................14

                                                          Fund      Schedule of
                                                       Summary      Investments

Total Return Bond Portfolio (Institutional Class) ........2             7-9

Chairman's Letter


Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,



/s/ Brent R. Harris

Brent R. Harris

Chairman



January 31, 2001

                                                            2000 Annual Report 1

Total Return Bond Portfolio


PORTFOLIO CHARACTERISTICS

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily intermediate maturity fixed income securities

Duration:
4.90 years

Total Net Assets:
$56.2 million

Sector Breakdown:*

[GRAPH]

Mortgage-Backed Securities   41.9%
U.S. Treasury Obligations    16.9%
Corporate Bonds and Notes    15.5%
Asset-Backed Securities      11.0%
Short-Term Instruments        6.6%
Other                         8.1%

Quality Breakdown:*

[GRAPH]

AAA  78.3%
 AA   8.4%
  A   7.7%
BBB   5.2%
 BB   0.1%
  B   0.3%

*% of Total Investments as of December 31, 2000


PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 2000

                          Total Return Bond Portfolio
                          (Institutional Class)          Lehman Brothers
                          (Incep. 4/10/2000)             Aggregate Bond Index
--------------------------------------------------------------------------------
6 Months                              6.65%                      7.35%
Since Inception                       7.82%                        --

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception

                                    [GRAPH]

                         Total Return             Lehman Brothers
                             Bond                  Aggregate Bond
      MONTH               Portfolio                    Index
                         Instl. Class

   04/30/2000               10,000                    10,000
   05/31/2000               10,047                     9,995
   06/30/2000               10,233                    10,203
   07/31/2000               10,316                    10,296
   08/31/2000               10,472                    10,445
   09/30/2000               10,503                    10,511
   10/31/2000               10,567                    10,580
   11/30/2000               10,759                    10,753
   12/31/2000               10,914                    10,953


Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/10/2000, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

 . The Total Return Bond Portfolio Institutional Class returned 6.65% for the six-month period ended December 31, 2000, underperforming the 7.35% return of the benchmark Lehman Brothers Aggregate Bond Index.
 . The Portfolio's duration was below that of the Index at the start of the period during a time of rising interest rates. In the second half of the year, PIMCO extended duration beyond that of the Index following a shift in our secular forecast from neutral to bullish. Both strategies had a positive impact on returns.
 .  An increased overweight in mortgages added slightly to returns due to superior credit quality and relatively high yields.
 . An underweight in investment grade corporates throughout the period helped returns significantly as prices declined in anticipation of slowing growth. A small high yield allocation was negative amid concern about credit quality. PIMCO focused on high quality, short maturity issues.
 . Within the international sector, PIMCO employed modest select relative value strategies throughout the period and decreased the allocation to emerging market bonds. These particular strategies were negative for performance.

Financial Highlights
Total Return Bond Portfolio (Institutional Class)

December 31, 2000
12/31/2000 (b)

Selected Per Share Data for the Year or Period Ended:            12/31/2000 (b)

Net asset value beginning of period                              $      9.50
Net investment income (a)                                               0.45
Net realized / unrealized gain on investments (a)                       0.27
Total income from investment operations                                 0.72
Dividends from net investment income                                   (0.45)
Distributions from net realized capital gains                           0.00
Total distributions                                                    (0.45)
Net asset value end of period                                    $      9.77
Total return                                                            7.82%
Net assets end of period (000s)                                  $       625
Ratio of expenses to average net assets                                 0.50%*
Ratio of net investment income to average net assets                    6.48%*
Portfolio turnover rate                                                  415%

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 10, 2000.

                                     2000 Annual Report See accompanying notes 3

Statement of Assets and Liabilities

Total Return Bond Portfolio
December 31, 2000
Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                                         $         79,533
Receivable for investments sold and forward foreign currency contracts                                     753
Receivable for Portfolio shares sold                                                                       166
Interest and dividends receivable                                                                          741
Variation margin receivable                                                                                 12
Manager reimbursement receivable                                                                             2
Other assets                                                                                                 3
                                                                                                        81,210
--------------------------------------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased and forward foreign currency contracts                      $         22,352
Payable for financing transactions                                                                         113
Due to Custodian                                                                                            51
Written options outstanding                                                                                 20
Payable for Portfolio shares redeemed                                                                    2,474
Accrued investment advisory fee                                                                             11
Accrued administration fee                                                                                  11
Accrued servicing fee                                                                                        6
Variation margin payable                                                                                     2
Other liabilities                                                                                           12
                                                                                                        25,052
--------------------------------------------------------------------------------------------------------------

Net Assets                                                                                    $         56,158
--------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                                                               $         55,049
Undistributed (overdistributed) net investment income                                                      257
Accumulated undistributed net realized (loss)                                                              (67)
Net unrealized appreciation                                                                                919
                                                                                              $         56,158
--------------------------------------------------------------------------------------------------------------
Net Assets:
Institutional Class                                                                           $            625
Administrative Class                                                                                    55,533

Shares Issued and Outstanding:
Institutional Class                                                                                         64
Administrative Class                                                                                     5,685

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)
Institutional Class                                                                           $           9.77
Administrative Class                                                                                      9.77

Cost of Investments Owned                                                                     $         78,465
--------------------------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                                                                              243
--------------------------------------------------------------------------------------------------------------

4 See accompanying notes

Statement of Operations

Total Return Bond Portfolio
For the year ended December 31, 2000

Amounts in thousands

Investment Income:
Interest                                                                                                               $    1,370
   Total Income                                                                                                             1,370

Expenses:
Investment advisory fees                                                                                                       49
Administration fees                                                                                                            48
Distribution and/or servicing fees - Administrative Class                                                                      25
Trustees' fees                                                                                                                  1
Organization costs                                                                                                              1
   Total Expenses                                                                                                             124
   Reimbursement by Manager                                                                                                    (1)
   Net Expenses                                                                                                               123

Net Investment Income                                                                                                       1,247
---------------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments                                                                                              122
Net realized gain on futures contracts and written options                                                                    167
Net realized (loss) on foreign currency transactions                                                                           (2)
Net change in unrealized appreciation on investments                                                                          943
Net change in unrealized appreciation on futures contracts and written options                                                 37
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies               25
   Net Gain                                                                                                                 1,292

Net Increase in Assets Resulting from Operations                                                                       $    2,539
---------------------------------------------------------------------------------------------------------------------------------

                                     2000 Annual Report See accompanying notes 5

Statements of Changes in Net Assets
Total Return Bond Portfolio
December 31, 2000
Amounts in thousands

                                                                                       Year Ended            Year Ended
                                                                                December 31, 2000     December 31, 1999
Increase (Decrease) in Net Assets from:

Operations
Net investment income                                                            $          1,247      $            192
Net realized gain (loss)                                                                      287                  (102)
Net change in unrealized appreciation (depreciation)                                        1,005                  (109)
Net increase (decrease) resulting from operations                                           2,539                   (19)
-----------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
   Institutional Class                                                                        (85)                    0
   Administrative Class                                                                    (1,149)                 (192)
In excess of net investment income
   Institutional Class                                                                         (1)                    0
   Administrative Class                                                                       (11)                    0
From net realized capital gains
   Institutional Class                                                                          0                     0
   Administrative Class                                                                         0                     0
In excess of net realized capital gains
   Institutional Class                                                                          0                     0
   Administrative Class                                                                         0                     0

Total Distributions                                                                        (1,246)                 (192)
-----------------------------------------------------------------------------------------------------------------------

Fund Share Transactions:
Receipts for shares sold
   Institutional Class                                                                      3,076                     0
   Administrative Class                                                                    55,729                   637
Issued as reinvestment of distributions
   Institutional Class                                                                         89                     0
   Administrative Class                                                                     1,157                   192
Cost of shares redeemed
   Institutional Class                                                                     (2,568)                    0
   Administrative Class                                                                    (6,495)                    0
Net increase resulting from Fund share transactions                                        50,988                   829

Total Increase in Net Assets                                                     $         52,281      $            618
-----------------------------------------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                                                         3,877                 3,259
End of period *                                                                  $         56,158      $          3,877

*Including net undistributed (overdistributed) investment income of:             $            257      $            (12)

6 See accompanying notes

Schedule of Investments
Total Return Bond Portfolio
December 31, 2000

                                                         Principal
                                                            Amount       Value
                                                            (000s)      (000s)

 CORPORATE BONDS & NOTES 21.9%

Banking & Finance 9.0%
Banco Nacional de Comercio Exterior
   7.250% due 02/02/2004                                   $   700     $   674
Bank One Corp.
   6.790% due 05/07/2002 (d)                                   400         400
   6.895% due 09/26/2003 (d)                                   200         200
Bear Stearns Cos., Inc.
   6.910% due 09/21/2004 (d)                                   300         300
Caterpillar Financial Services Corp.
   6.875% due 08/01/2004                                       100         101
Chrysler Financial Co. LLC
   6.779% due 03/10/2003 (d)                                   100          99
Donaldson, Lufkin & Jenrette, Inc.
   7.250% due 07/18/2003 (d)                                   100         100
Ford Motor Credit Co.
   6.960% due 05/21/2002 (d)                                   200         200
   6.883% due 10/15/2002 (d)                                   150         150
   7.173% due 07/18/2005 (d)                                   400         399
General Motors Acceptance Corp.
   7.015% due 07/21/2003 (d)                                   500         500
Heller Financial, Inc.
   7.136% due 07/24/2002 (d)                                   500         501
Household Finance Corp.
   6.862% due 11/01/2001 (d)                                   200         200
Morgan Stanley, Dean Witter, Discover and Co.
   6.883% due 01/28/2002 (d)                                   100         100
Pemex Finance Ltd.
   5.720% due 11/15/2003                                       150         149
PNC Funding Corp.
   6.125% due 09/01/2003                                       100          99
Popular, Inc.
   6.625% due 01/15/2004                                       500         497
Premium Asset Trust
   7.078% due 11/27/2004 (d)                                   100         100
Residential Reinsurance
  10.926% due 06/01/2001                                       100         100
Westdeutsche Landesbank
   6.050% due 01/15/2009                                       200         191
                                                                       -------
                                                                         5,060
                                                                       -------
Industrials 5.8%
British Telecom PLC
   7.722% due 12/15/2003 (d)                                   100         101
   8.125% due 12/15/2010 (d)                                   100         102
DaimlerChrysler Holdings
   7.350% due 12/16/2002 (d)                                   200         200
   7.750% due 05/27/2003                                       200         203
Enron Corp.
   6.450% due 11/15/2001                                       900         899
International Paper Co.
   7.602% due 07/08/2002 (d)                                   100         100
Philip Morris Cos., Inc.
   7.250% due 09/15/2001                                       100         100
Premium Asset Trust
   7.029% due 09/08/2007                                       100         100
TRW, Inc.
   6.625% due 06/01/2004                                       250         237
Tyco International Group SA
   6.125% due 06/15/2001                                       500         498
United AirLines, Inc.
   8.030% due 07/01/2011                                       500         522
US Airways, Inc.
   8.020% due 02/05/2019                                       100         104
Vodafone AirTouch PLC
   6.860% due 12/19/2001(d)                                    100         100
                                                                       -------
                                                                         3,266
                                                                       -------
Utilities 7.1%
Allete
   7.610% due 10/20/2003 (d)                                   100         100
Commonwealth Edison
   7.160% due 09/30/2002 (d)                                   300         300
DTE Capital Corp.
   7.110% due 11/15/2038 (d)                                   500         501
Indiana Michigan Power Co.
   7.305% due 09/03/2002 (d)                                   100         100
Nevada Power Co.
   7.338% due 08/20/2001 (d)                                 1,000       1,001
Pacific Gas & Electric Co.
   7.057% due 10/31/2001(d)                                    400         354
Philadelphia Electric
   6.500% due 05/01/2003                                       100         100
Southern California Edison Co.
   7.203% due 05/01/2002(d)                                  1,000         864
Sprint Capital Corp.
   8.125% due 07/15/2002                                       150         152
Telekomunikacja Polska SA
   7.125% due 12/10/2003                                       100          98
TXU Corp.
   7.375% due 08/01/2001                                       100         100
   5.940% due 10/15/2001                                       100         100
WorldCom, Inc.
   6.125% due 08/15/2001                                       100         100
   7.050% due 11/26/2001(d)                                    100         100
                                                                       -------
                                                                         3,970
                                                                       -------
Total Corporate Bonds & Notes                                           12,296
(Cost $12,413)                                                         -------

 MUNICIPAL BONDS & NOTES 1.1%

Illinois 0.3%
Chicago, Illinois General Obligations (FGIC Insured),
Series 1999 5.125% due 01/01/2029                              200         196
                                                                       -------

Idaho 0.4%
Mesa Industrial Development Authority, (MBIA Insured),
Series 1999 5.625% due 01/01/2029                              200         205
                                                                       -------

Washington State 0.4%
Port of Seattle, Washington Revenue Bonds, (MBIA Insured),
Series 2000 B 5.625% due 02/01/2024                            200         203
                                                                       -------

Total Municipal Bonds & Notes                                              604
(Cost $575)                                                            -------

 U.S. GOVERNMENT AGENCIES 3.7%

Federal Home Loan Bank System
   6.750% due 02/15/2002                                       800         809
Freddie Mac
   7.240% due 03/28/2003                                       100         100
   6.875% due 09/15/2010                                     1,000       1,068
Small Business Administration
   7.449% due 08/01/2010                                       100         105
                                                                       -------
Total U.S. Government Agencies                                           2,082
                                                                       -------
(Cost $2,053)

 U.S. TREASURY OBLIGATIONS 23.9%

Treasury Inflation Protected Securities (h)
   3.625% due 07/15/2002(b)                                    326         327
   3.375% due 01/15/2007(b)                                    110         108
   3.875% due 01/15/2009                                       318         321
   3.625% due 04/15/2028(i)                                    108         106
   3.875% due 04/15/2029(i)                                  1,376       1,411
U.S. Treasury Bonds
  10.625% due 08/15/2015                                       200         302
   9.250% due 02/15/2016                                     4,000       5,520
   8.875% due 02/15/2019                                     1,100       1,512
   8.750% due 08/15/2020                                     1,600       2,200
   8.125% due 05/15/2021                                       300         392
   6.000% due 02/15/2026                                       800         843
   5.500% due 08/15/2028                                       400         397
                                                                       -------
Total U.S. Treasury Obligations                                         13,439
(Cost $12,975)                                                         -------


                                     2000 Annual Report See accompanying notes 7

Total Return Bond Portfolio
December 31, 2000

                                                         Principal
                                                            Amount       Value
                                                            (000s)      (000s)

 MORTGAGE-BACKED SECURITIES 59.4%

Collateralized Mortgage Obligations 20.6%
Bank of America Mortgage Securities
   7.750% due 11/25/2030                                   $ 1,000     $ 1,003
Bear Stearns Mortgage Trust
   7.490% due 12/25/2030 (d)                                   200         200
   7.500% due 12/25/2030 (d)                                   200         200
   7.496% due 11/25/2030 (d)                                    99         100
Countrywide Alternative Loan Trust
   8.000% due 07/25/2030                                       469         474
Countrywide Home Loans
   7.750% due 01/25/2031                                       100         102
Credit Suisse First Boston Mortgage Securities
   6.750% due 12/27/2028                                       100          99
Credit-Based Asset Servicing and Securitization
   7.045% due 09/25/2029 (d)                                   532         535
First Nationwide Trust
   7.750% due 07/25/2030                                     1,000       1,026
Freddie Mac
   6.752% due0 1/01/2028 (d)                                    49          50
   6.500% due 04/15/2029                                       551         490
   7.500% due 07/15/2030                                       300         307
   7.120% due 09/15/2030                                       292         293
   7.070% due 11/15/2030 (d)                                   789         790
General Motors Acceptance Corp.
   6.965% due 06/01/2005                                       397         397
Government National Mortgage Association
   7.020% due 06/20/2030 (d)                                   395         394
   7.130% due 09/20/2030 (d)                                   980         970
PNC Mortgage Securities Corp.
   7.750% due 07/25/2030                                       282         285
Resecuritization Mortgage Trust
   6.500% due 04/19/2029                                       355         357
Residential Funding Mortgage Securities, Inc.
   7.500% due 11/25/2030                                       100         101
Salomon Brothers Mortgage Securities VII, Inc.
   7.600% due 11/25/2030                                       196         198
Small Business Investment Co.
   8.017% due 02/10/2010                                       960       1,036
Superannuation Members Home Loans Global Fund
   6.915% due 06/15/2026 (d)                                 1,000       1,000
Torrens Trust
   6.880% due 07/15/2031 (d)                                 1,057       1,057
Washington Mutual
   6.780% due 07/26/2003 (d)                                    74          74
                                                                       -------
                                                                        11,538
                                                                       -------
Fannie Mae 8.4%
   6.000% due 01/16/2031                                       800         775
   6.961% due 11/01/2025 (d)                                    23          24
   7.000% due 01/16/2031                                     1,100       1,102
   7.067% due 09/01/2040 (d)                                 1,100       1,115
   7.430% due 01/25/2023                                       566         563
   7.500% due 01/16/2031                                       100         101
   8.500% due 01/16/2031                                     1,000       1,030
                                                                       -------
                                                                         4,710
                                                                       -------
Federal Housing Administration 12.8%
   6.500% due 01/23/2031                                     6,800       6,724
   7.700% due08/01/2028                                        474         468
                                                                       -------
                                                                         7,192
                                                                       -------
Freddie Mac 2.8%
   6.000% due 01/16/2031 (d)                                   120         117
   6.903% due 07/01/2027 (d)                                    38          39
   7.000% due 01/16/2031                                     1,000       1,003
   7.813% due 07/01/2030 (d)                                   196         201
   8.500% due 08/01/2024                                       206         213
                                                                       -------
                                                                         1,573
                                                                       -------
Government National Mortgage Association 14.8%
   6.375% due 02/20/2027 (d)                                    67          67
   6.500% due 05/20/2030-01/23/2031 (d)(j)                     596         591
   7.000% due 07/20/2030-01/23/2031 (d)(j)                   6,895       6,920
   7.500% due 11/20/2029                                       434         437
   8.000% due 01/23/2031                                       300         307
                                                                       -------
                                                                         8,322
                                                                       -------
Total Mortgage-Backed Securities                                        33,335
(Cost $32,760)                                                         -------

 ASSET-BACKED SECURITIES 15.5%

AFC Home Equity Loan Trust
   6.951% due 07/25/2030 (d)                                   374         374
Ameriquest Mortgage Securities, Inc.
   6.971% due 06/15/2030                                        91          91
   6.920% due 07/15/2030 (d)                                   376         376
Bayview Financial Acquisition Trust
   7.011% due 07/25/2030 (d)                                    94          94
   7.006% due 11/25/2030 (d)                                 1,400       1,400
Conseco Recreational Enthusiast Consumer Trust
   7.562% due 10/15/2007                                       154         157
Contimortgage Home Equity Loan Trust
   7.580% due 08/15/2028                                       100         102
CS First Boston Mortgage Securities Corp.
   6.880% due 12/15/2030 (d)                                 1,100       1,100
GRMT II LLC
   6.951% due 06/20/2032 (d)                                   700         699
Irwin Home Equity
   7.026% due 06/25/2021 (d)                                    88          88
Long Beach Mortgage Loan Trust
   7.038% due 04/21/2008 (d)                                 1,300       1,300
Marriott Vacation Club Owner Trust
   7.097% due 09/20/2017 (d)                                   100         100
MSDWCC Heloc Trust
   6.911% due 09/25/2010 (d)                                   997         997
Novastar Home Equity Loan
   6.970% due 01/25/2030 (d)                                   296         296
Providian Gateway Master Trust
   6.900% due 03/16/2009 (d)                                   300         300
Residential Asset Mortgage Products, Inc.
   7.610% due 12/25/2027                                     1,200       1,232
                                                                       -------
Total Asset-Backed Securities                                            8,706
(Cost $8,747)                                                          -------

 SOVEREIGN ISSUES 0.5%

Province of Quebec
   7.500% due 09/15/2029                                        75          81
Republic of Brazil
   7.000% due 01/01/2001 (d)                                    62          62
   7.375% due 04/15/2006 (d)                                   176         165
                                                                       -------
Total Sovereign Issues                                                     308
(Cost $298)                                                            -------

 FOREIGN CURRENCY-DENOMINATED (f)(g) 6.3%

Republic of Germany
   5.250% due 01/04/2011                                  EC 3,500       3,392
   6.250% due 01/04/2024                                        10          10
   6.500% due 07/04/2027                                        10          11
   4.750% due 07/04/2028                                       100          86
   6.250% due 01/04/2030                                        10          11
                                                                       -------
Total Foreign Currency-Denominated                                       3,510
(Cost $3,391)                                                          -------

 SHORT-TERM INSTRUMENTS 9.3%

Certificates of Deposit 0.3%
Societe Generale
   6.540% due 02/28/2001                                   $   200         200
                                                                       -------
Commercial Paper 4.7%
Bank One Corp.
   6.530% due 01/10/2001                                       300         300
General Motors Acceptance Corp.
   6.570% due 01/18/2001                                       100          99
KFW International Finance
   6.530% due 01/12/2001                                       100          99
National Rural Utilities Cooperative
   6.550% due 01/09/2001                                       100         100
Verizon Global Funding Corp.
   6.300% due 03/06/2001                                     2,100       2,077
                                                                       -------
                                                                         2,675
                                                                       -------

8 See accompanying notes

                                                         Principal
                                                            Amount       Value
                                                            (000s)      (000s)

Repurchase Agreement 4.1%
State Street Bank
   6.000% due 01/02/2001                                  $  2,288    $  2,288
   (Dated 12/29/2000.                                                 --------
   Collateralized by Fannie Mae
   6.090% due 08/28/2008 valued at $2,335.
   Repurchase proceeds are $2,290.)


U.S. Treasury Bills 0.2%
   6.111% due 02/01/2001 (b)                                    90          90
                                                                      --------
Total Short-Term Instruments                                             5,253
(Cost $5,253)                                                         --------

Total Investments (a) 141.6%                                          $ 79,533
(Cost $78,465)

Written Options (c) (0.0%)                                                 (20)
(Premiums $23)

Other Assets and Liabilities (Net) (41.6%)                             (23,355)
                                                                      --------
Net Assets 100.0%                                                     $ 56,158
                                                                      --------


Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $78,493 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $  1,312

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                          (262)
                                                                      --------
Unrealized appreciation-net                                           $  1,050
                                                                      --------
(b) Securities with an aggregate market value of $306 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                                                                    Unrealized
                                                      # of       Appreciation/
Type                                             Contracts      (Depreciation)
--------------------------------------------------------------------------------

EuroBond 10 Year Note (03/2001)                         51            $     32
3-Month Euro Euribor LIF (09/2001)                       2                   3
3-Month Euro Euribor LIF (12/2001)                       5                   5
3-Month Euro Euribor LIF (03/2002)                       3                   2
U.S. Treasury 5 Year Note (03/2001)                      1                  (1)
U.S. Treasury 10 Year Note (03/2001)                     9                 (14)
U.S. Treasury 30 Year Bond (03/2001)                     1                   1
                                                                      --------
                                                                      $     28
                                                                      --------

(c) Premiums received on written options:

                                             # of
Type                                     Contracts        Premium        Value
--------------------------------------------------------------------------------

Put - OTC Euro vs. U.S. Dollar
   Strike @ 0.82 Exp. 11/21/2001           100,000        $      3    $      1

Put - OTC Euro vs. U.S. Dollar
   Strike @ 0.82 Exp. 11/27/2001           100,000               3           1

Put - OTC Euro vs. U.S. Dollar
   Strike @ 0.82 Exp. 11/22/2001           100,000               3           1

Put - OTC Euro vs. U.S. Dollar
   Strike @ 0.82 Exp. 12/03/2001           100,000               2           1

Put- CBOT U.S. Treasury Note March Futures
   Strike @ 100.00 Exp. 02/17/2001              17               4           1

Call - CBOT U.S. Treasury Note March Futures
   Strike @ 105.00 Exp. 02/17/2001              16               7          15

Put - CME Eurodollar March Futures
   Strike @ 92.75 Exp. 03/19/2001                3               1           0
                                                          --------------------
                                                          $     23    $     20
                                                          --------------------

(d) Variable rate security. The rate listed is as of December 31, 2000.

(e) Swap agreements outstanding at December 31, 2000:

                                                     Notional       Unrealized
Type                                                   Amount   (Depreciation)
--------------------------------------------------------------------------------
Receive floating rate based on 6-month EURO-LIBOR and pay fixed rate equal to 6.175%.

Broker: Goldman Sachs & Co.                         EC     20         $     (1)
Exp. 05/22/2030

Receive floating rate based on 6-month EURO-LIBOR and pay fixed rate equal to 6.000%.

Broker: J.P. Morgan Securities, Inc.                       30               (1)
Exp. 01/04/2009

Receive floating rate based on 6-month EURO-LIBOR minus 0.540% and pay fixed rate equal to 6.250%.

Broker: J.P. Morgan Securities, Inc.
Exp. 01/04/2024                                            10                0
                                                                      --------
                                                                      $     (2)
                                                                      --------

(f) Foreign forward currency contracts outstanding at December 31, 2000:

Principal
                                Amount
                            Covered by         Settlement           Unrealized
Type       Currency           Contract              Month         Appreciation
--------------------------------------------------------------------------------

Buy              EC                600            02/2001             $     37
                                                                      --------

(g) Principal amount denoted in indicated currency:

         EC - Euro

(h) Principal amount of the security is adjusted for inflation.

(i) Subject to a financing transaction.

(j) Securities are grouped by coupon or range of coupons and represent a range of maturities.

                                     2000 Annual Report See accompanying notes 9

Notes to Financial Statements
December 31, 2000


1. Organization

The Total Return Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. On December 22, 1997 the Total Return Bond Portfolio was provided seed capital of $100,000 by the Adviser. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

                                                           2000 Annual Report 11

December 31, 2000


Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                From 01/01/2000
                                        Effective 04/01/2000      to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                           0.25%              0.40%
Administrative Fee                                     0.25%              0.25%
Service Fee                                            0.15%                --


Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                    Institutional Class    Administrative Class
--------------------------------------------------------------------------------

Total Return Bond Portfolio                       0.50%                   0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                                  U.S. Government/Agency      All Other
                               -------------------------------------------------
                                   Purchases      Sales  Purchases      Sales
--------------------------------------------------------------------------------
Total Return Bond Portfolio         $119,826   $ 84,265   $ 46,641   $ 13,821

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                                 Total Return Bond Portfolio
                                        ----------------------------------------
                                                                        Premium
--------------------------------------------------------------------------------
Balance at 12/31/1999                                                   $     4
Sales                                                                        41
Closing Buys                                                                 (7)
Expirations                                                                 (15)
Exercised                                                                     0
--------------------------------------------------------------------------------
Balance at 12/31/2000                                                   $    23
--------------------------------------------------------------------------------


6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                     Total Return Bond Portfolio
                                                                           ------------------------------------------------
                                                                           Year Ended 12/31/2000      Year Ended 12/31/1999
                                                                            Shares        Amount        Shares       Amount
                                                                           ------------------------------------------------
Receipts for shares sold
   Institutional Class                                                         324      $  3,076             0     $      0
   Administrative Class                                                      5,832        55,729            67          637
Issued as reinvestment of distributions
   Institutional Class                                                           9            89             0            0
   Administrative Class                                                        120         1,157            20          192
Cost of shares redeemed
   Institutional Class                                                        (270)       (2,568)            0            0
   Administrative Class                                                       (678)       (6,495)            0            0

Net increase resulting from Portfolio share transactions                     5,337      $ 50,988            87     $    829
---------------------------------------------------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                         Number       % of Portfolio Held
-------------------------------------------------------------------------
Total Return Bond Portfolio
     Administrative Class                     2                        89
     Institutional Class                      1                       100


7. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.

                                                           2000 Annual Report 13

Report of Independent Accountants


To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Total Return Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Total Return Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the | financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                  TOTAL RETURN BOND PORTFOLIO II
                                                            ADMINISTRATIVE CLASS
                                                                       ---------
                                                                   ANNUAL REPORT
                                                               December 31, 2000
2000

Contents
Chairman's Letter............................................................  1
Financial Highlights.........................................................  3
Statement of Assets and Liabilities..........................................  4
Statement of Operations......................................................  5
Statements of Changes in Net Assets..........................................  6
Notes to Financial Statements................................................  9
Report of Independent Accountants............................................ 13

                                                                      Fund           Schedule of
                                                                      Summary        Investments
Total Return Bond Portfolio II (Administrative Class) ...................2                7-8

Chairman's Letter


Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2001

                                                            2000 Annual Report 1

Total Return Bond Portfolio II

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions

Duration:
4.45 years

Total Net Assets:
$5.7 million

                              Sector Breakdown:*

                                    [GRAPH]

                       Mortgage-Backed Securities  61.6%
                       Corporate Bonds and Notes   16.6%
                       U.S. Treasury Obligations    9.8%
                       Asset-Backed Securities      8.9%
                       Other                        3.1%

                              Quality Breakdown:*

                                    [GRAPH]

                                AAA      82.4%
                                 AA       7.1%
                                  A       5.9%
                                BBB       4.6%

* % of Total Investments as of December 31, 2000

PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 2000

                    Total Return Bond Portfolio II
                    (Administrative Class)                 Lehman Brothers
                    (Incep. 5/28/1999)                     Aggregate Bond Index
--------------------------------------------------------------------------------
1 Year                       11.30%                             11.63%
Since Inception*              7.90%                                --

 *Annualized

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception
$11.4 (in thousands)

                                    [GRAPH]

                  Month       Total Return Bond     Lehman Brothers
                                 Portfolio II       Aggregate Bond
                                 Admin. Class           Index

                05/31/1999          10,000              10,000
                06/30/1999          10,071               9,968
                07/31/1999          10,025               9,926
                08/31/1999          10,001               9,921
                09/30/1999          10,127              10,036
                10/31/1999          10,134              10,073
                11/30/1999          10,180              10,072
                12/31/1999          10,141              10,024
                01/31/2000          10,115               9,991
                02/29/2000          10,224              10,112
                03/31/2000          10,435              10,245
                04/30/2000          10,452              10,215
                05/31/2000          10,436              10,211
                06/30/2000          10,627              10,423
                07/31/2000          10,697              10,518
                08/31/2000          10,869              10,670
                09/30/2000          10,883              10,737
                10/31/2000          10,961              10,808
                11/30/2000          11,193              10,985
                12/31/2000          11,287              11,189

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 6/01/1999, the first full month following the Portfolio's Administrative Class inception on 5/28/1999, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index.

PORTFOLIO INSIGHTS

 .    The Total Return Bond Portfolio II Administrative Class returned 11.30% for the 12-month period ended December 31, 2000, underperforming the 11.63% return of the benchmark Lehman Brothers Aggregate Bond Index.
 .    The Portfolio's duration was below that of the Index at the start of the year during a period of rising interest rates. In the second half of the year, PIMCO extended duration beyond that of the Index following a shift in our secular forecast from neutral to bullish. Both strategies had a positive impact on returns.
 .    An increased overweight in mortgages added slightly to returns due to superior credit quality and relatively high yields.
 .    An underweight in investment grade corporates throughout the year helped returns significantly as prices declined in anticipation of slowing growth. PIMCO focused on high quality, short maturity issues.

Financial Highlights

Total Return Bond Portfolio II (Administrative Class)
December 31, 2000
Selected Per Share Data for the Year or Period Ended:                   12/31/2000      12/31/1999 (b)

Net asset value beginning of period                                     $    9.82       $   10.00
Net investment income (a)                                                    0.63            0.32
Net realized/unrealized gain (loss) on investments (a)                       0.44           (0.18)
Total income from investment operations                                      1.07            0.14
Dividends from net investment income                                        (0.65)          (0.32)
Total distributions                                                         (0.65)          (0.32)
Net asset value end of period                                           $   10.24       $    9.82
Total return                                                                11.30%           1.41%
Net assets end of period (000s)                                         $   2,203       $   5,128
Ratio of expenses to average net assets                                      0.65%           0.65%(c)*
Ratio of net investment income to average net assets                         6.34%           5.38%*
Portfolio turnover rate                                                       937%            378%

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on May 28, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78% for the year ended December 31, 1999.

                                     2000 Annual Report See accompanying notes 3

Statement of Assets and Liabilities

Total Return Bond Portfolio II
December 31, 2000
Amounts in thousands, except per share amounts


Assets:

Investments, at value                                                $   12,881
Receivable for investments sold                                             876
Interest and dividends receivable                                            75
Manager reimbursement receivable                                              5
Other Assets                                                                  1
                                                                         13,838
------------------------------------------------------------------   -----------

Liabilities:

Payable for investments purchased                                    $    6,825
Payable for financing transactions                                        1,098
Due to Custodian                                                            137
Written options outstanding                                                   9
Accrued investment advisory fee                                               1
Accrued administration fee                                                    1
Other liabilities                                                            65
                                                                          8,136
------------------------------------------------------------------   -----------

Net Assets                                                           $    5,702
------------------------------------------------------------------   -----------

Net Assets Consist of:

Paid in capital                                                      $    5,564
Undistributed net investment income                                          66
Accumulated undistributed net realized (loss)                               (17)
Net unrealized appreciation                                                  89
                                                                     $    5,702
------------------------------------------------------------------   -----------

Net Assets:

Institutional Class                                                  $    3,499
Administrative Class                                                      2,203

Shares Issued and Outstanding:

Institutional Class                                                         342
Administrative Class                                                        215

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                                  $    10.24
Administrative Class                                                      10.24

Cost of Investments Owned                                            $   12,713
------------------------------------------------------------------   -----------

4 See accompanying notes

Statement of Operations

Total Return Bond Portfolio II
For the year ended December 31, 2000
Amounts in thousands

Investment Income:

Interest                                                                                               $   386
   Total Income                                                                                            386

Expenses:

Investment advisory fees                                                                                    16
Administration fees                                                                                         13
Distribution and/or servicing fees - Administrative Class                                                    2
Interest expense                                                                                             1
   Total Expenses                                                                                           32

Net Investment Income                                                                                      354
--------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                                            90
Net realized gain on futures contracts and written options                                                   1
Net change in unrealized appreciation on investments                                                       142
Net change in unrealized (depreciation) on futures contracts and written options                            (2)
   Net Gain                                                                                                231

Net Increase in Assets Resulting from Operations                                                       $   585
--------------------------------------------------------------------------------------------------------------

                                     2000 Annual Report See accompanying notes 5

Statements of Changes in Net Assets

Total Return Bond Portfolio II
December 31, 2000
Amounts in thousands

                                                                              -----------------       -----------------------
                                                                                     Year Ended       Period from May 28,1999
Increase (Decrease) in Net Assets from:                                       December 31, 2000          to December 31, 1999

Operations
Net investment income                                                      $                354          $                166
Net realized gain (loss)                                                                     91                           (42)
Net change in unrealized appreciation (depreciation)                                        140                           (51)
Net increase resulting from operations                                                      585                            73
--------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
   Institutional Class                                                                     (167)                            0
   Administrative Class                                                                    (187)                         (166)
In excess of net investment income
   Institutional Class                                                                        0                             0
   Administrative Class                                                                       0                             0
From net realized capital gains
   Institutional Class                                                                        0                             0
   Administrative Class                                                                       0                             0
In excess of net realized capital gains
   Institutional Class                                                                        0                             0
   Administrative Class                                                                       0                             0

Total Distributions                                                                        (354)                         (166)
--------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions:
Receipts for shares sold
   Institutional Class                                                                    3,250                             0
   Administrative Class                                                                       0                        10,106
Issued as reinvestment of distributions
   Institutional Class                                                                      172                             0
   Administrative Class                                                                     182                           151
Cost of shares redeemed
   Institutional Class                                                                        0                             0
   Administrative Class                                                                  (3,261)                       (5,036)
Net increase resulting from Fund share transactions                                         343                         5,221

Total Increase in Net Assets                                               $                574          $              5,128
--------------------------------------------------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                                                       5,128                             0
End of period *                                                            $              5,702          $              5,128

*Including net undistributed (overdistributed) investment income of:       $                 66          $                 (1)

6 See accompanying notes

Schedule of Investments

Total Return Bond Portfolio II
December 31, 2000
                                                          Principal
                                                             Amount       Value
                                                             (000s)      (000s)

CORPORATE BONDS & NOTES 37.4%

Banking & Finance 18.1%
Bank One Corp.
     6.780% due 05/07/2002 (d)                              $   100     $   100
Bear Stearns Cos., Inc.
     7.086% due 08/01/2002 (d)                                  100         100
Ford Motor Credit Co.
     6.927% due 03/19/2002 (d)                                  180         179
General Motors Acceptance Corp.
     7.090% due 07/21/2004 (d)                                  200         200
Heller Financial, Inc.
     7.115% due 07/24/2002 (d)                                  100         100
Morgan Stanley, Dean Witter, Discover and Co.
     6.883% due 04/15/2002 (d)                                  250         250
UBS Preferred Funding Trust I
     8.622% due 10/29/2049                                      100         105
                                                                        --------
                                                                          1,034
                                                                        --------
Industrials 11.4%
Coastal Corp.
     7.290% due 03/01/2002 (d)                                  250         250
DaimlerChrysler Holding
     7.350% due 12/16/2002 (d)                                  100         100
Mesa Industrial Development Authority
     5.625% due 01/01/2029                                      100         103
Premium Asset Trust
     7.029% due 09/08/2007                                      200         200
                                                                        --------
                                                                            653
                                                                        --------
Utilities 7.9%
Commonwealth Edison
     7.285% due 09/30/2003 (d)                                  100         100
DTE Capital Corp.
     7.110% due 11/15/2038 (d)                                  250         251
WorldCom, Inc.
     7.050% due 11/26/2001 (d)                                  100         100
                                                                        --------
                                                                            451
                                                                        --------
Total Corporate Bonds & Notes                                             2,138
(Cost $2,127)                                                           --------

U.S. GOVERNMENT AGENCIES 6.8%

Fannie Mae
     6.300% due 06/01/2004 (g)                                  250         250
Federal Home Loan Bank
     0.000% due 06/29/2018 (g)                                  500         138
                                                                        --------
Total U.S. Government Agencies                                              388
(Cost $382)                                                             --------


U.S. TREASURY OBLIGATIONS 22.2%

Treasury Inflation Protected Securities (e)
     3.625% due 07/15/2002 (b)                                  326         327
U.S. Treasury Bonds
     9.250% due 02/15/2016                                      100         138
     8.875% due 02/15/2019                                      100         137
     8.750% due 08/15/2020 (g)                                  300         412
     8.125% due 05/15/2021                                      100         131
     7.125% due 02/15/2023                                      100         119
                                                                        --------
Total U.S. Treasury Obligations                                           1,264
(Cost $1,209)                                                           --------

MORTGAGE-BACKED SECURITIES 139.3%

Collateralized Mortgage Obligations 12.4%
Chase Mortgage Finance Corp.
     7.120% due 08/25/2029 (d)                                  258         258
Government National Mortgage Association
     7.130% due 09/20/2030 (d)                                  196         194
Morgan Stanley Capital
     7.460% due 02/15/2020                                      246         255
                                                                        --------
                                                                            707
                                                                        --------

Fannie Mae 1.7%
     6.000% due 01/16/2031                                      100          97
                                                                        --------

Federal Housing Administration 73.2%
     6.500% due 01/23/2031                                    4,220       4,173
                                                                        --------

Freddie Mac 3.8%
     6.000% due 01/16/2031 (d)                                   30          28
     6.751% due 01/01/2028 (d)                                   49          50
     6.900% due 07/01/2027 (d)                                   38          39
     7.000% due 01/16/2031                                      100         100
                                                                        --------
                                                                            217
                                                                        --------
Government National Mortgage Association 48.2%
     6.500% due 05/20/2030 (d)                                   98          98
     7.000% due 01/23/2031                                    2,400       2,411
     7.375% due 02/20/2027 (d)                                  133         134
     7.500% due 01/23/2031                                      100         101
                                                                        --------
                                                                          2,744
                                                                        --------
Total Mortgage-Backed Securities                                          7,938
(Cost $7,843)                                                           --------

ASSET-BACKED SECURITIES 20.1%

AFC Home Equity Loan Trust
     6.920% due 06/25/2030 (d)                                  187         187
Ameriquest Mortgage Securities, Inc.
     6.938% due 06/15/2030                                       91          91
     6.918% due 07/15/2030 (d)                                  188         188
Conseco Recreational Enthusiast Consumer Trust
     7.562% due 10/15/2007                                       77          79
Freemont Home Loan Owner Trust
     7.016% due 12/25/2029 (d)                                  151         151
GRMT II LLC
     6.870% due 06/20/2032 (d)                                  175         175
Irwin Home Equity
     6.995% due 06/25/2021 (d)                                  175         175
Providian Gateway Master Trust
     6.840% due 03/15/2007                                      100         100
                                                                        --------
Total Asset-Backed Securities                                             1,146
(Cost $1,145)                                                           --------

PURCHASED PUT OPTIONS 0.0%

Government National Mortgage Association
     6.500% due 03/22/2031
     Strike 85.344 Exp. 02/27/2001                            4,000           1
                                                                        --------
Total Purchased Put Options                                                   1
(Cost $1)                                                               --------

SHORT-TERM INSTRUMENTS 0.1%

Repurchase Agreement 0.1%
State Street Bank
     6.000% due 01/02/2001                                        6           6
     (Dated 12/29/2000.
     Collateralized by Fannie Mae
     5.800% due 03/15/2002 valued at $10.
     Repurchase proceeds are $6.)
                                                                        --------
Total Short-Term Instruments                                                  6
(Cost $6)                                                               --------

Total Investments (a) 225.9%                                            $12,881
(Cost $12,713)

Written Options (c) (0.2%)                                                   (9)
(Premiums $5)

Other Assets and Liabilities (Net) (125.7%)                              (7,170)
                                                                        --------

Net Assets 100.0%                                                       $ 5,702
                                                                        --------

                                     2000 Annual Report See accompanying notes 7

Total Return Bond Portfolio II
December 31, 2000
                                                          Principal
                                                             Amount       Value
                                                             (000s)      (000s)

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $12,726 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                          $   171

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                            (16)
                                                                        --------
Unrealized appreciation-net                                             $   155
                                                                        --------

(b) Securities with an aggregate market value of $217 have been segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2000:

                                                                     Unrealized
                                                        # of      Appreciation/
Type                                               Contracts     (Depreciation)

U.S. Treasury 30 Year Bond (03/2001)                       1      $           1
U.S. Treasury 2 Year Note (03/2001)                        2                 (4)
                                                                  --------------
                                                                  $          (3)
                                                                  --------------

(c) Premiums received on written options:

                                                   # of
Type                                          Contracts     Premium       Value

Call - CBOT U.S. Treasury Note March Futures
   Strike @ 105.000 Exp. 02/17/2001                   9     $     4     $     9

Put - CBOT U.S. Treasury Note March Futures
   Strike @ 100.000 Exp. 02/17/2001                   8           1           0
                                                            --------------------
                                                            $     5     $     9
                                                            --------------------

(d) Variable rate security. The rate listed is as of December 31, 2000.

(e) Principal amount of the security is adjusted for inflation.

(f) Swap agreements outstanding at December 31, 2000:

                                                     Notional         Unrealized
Type                                                   Amount     (Depreciation)

Receive floating rate based on 3-month LIBOR and pay the counterparty the notional amount of $1.74 million at the time of maturity.

Broker: Morgan Stanley Capital Services, Inc.         $   400          $    (65)
Exp. 11/15/2021                                                        ---------

(g) Subject to a financing transaction.

8 See accompanying notes

Notes to Financial Statements
December 31, 2000

1. Organization
The Total Return Bond Portfolio II (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on May 28, 1999.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

                                                            2000 Annual Report 9

December 31, 2000

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                From 01/01/2000
                                    Effective 04/01/2000          to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                      0.25%                   0.40%
Administrative Fee                                0.25%                   0.25%
Service Fee                                       0.15%                     --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                    Institutional Class    Administrative Class
--------------------------------------------------------------------------------

Total Return Bond Portfolio II                    0.50%                   0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.


4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                                  U.S. Government/Agency        All Other
                                 ---------------------------------------------
                                    Purchases     Sales   Purchases     Sales
--------------------------------------------------------------------------------
Total Return Bond Portfolio II       $ 90,046  $ 84,677     $ 3,337   $ 2,123

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                              Total Return Bond Portfolio II
                                            -----------------------------------
                                                                        Premium
--------------------------------------------------------------------------------
Balance at 12/31/1999                                                     $   0
Sales                                                                        11
Closing Buys                                                                 (5)
Expirations                                                                  (1)
Exercised                                                                     0
--------------------------------------------------------------------------------
Balance at 12/31/2000                                                     $   5
--------------------------------------------------------------------------------

                                                           2000 Annual Report 11

December 31, 2000

6. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                Total Return Bond Portfolio II
                                                                      --------------------------------------------------
                                                                        Year Ended 12/31/2000   Period from 05/28/1999
                                                                                                         to 12/31/1999
                                                                            Shares     Amount       Shares      Amount
                                                                      --------------------------------------------------
Receipts for shares sold
   Institutional Class                                                         325   $  3,250            0    $      0
   Administrative Class                                                          0          0        1,016      10,106
Issued as reinvestment of distributions
   Institutional Class                                                          17        172            0           0
   Administrative Class                                                         18        182           15         151
Cost of shares redeemed
   Institutional Class                                                           0          0            0           0
   Administrative Class                                                       (325)    (3,261)        (509)     (5,036)
Net increase resulting from Portfolio share transactions                        35   $    343          522    $  5,221
-----------------------------------------------------------------     --------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                         Number          % of Portfolio Held
--------------------------------------------------------------------------------

Total Return Bond Portfolio II
   Administrative Class                       1                          100
   Institutional Class                        1                          100

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Total Return Bond Portfolio II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Total Return Bond Portfolio II (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001

                                                           2000 Annual Report 13

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]


                                                  PIMCO VARIABLE INSURANCE TRUST
                                                          MONEY MARKET PORTFOLIO
                                                             INSTITUTIONAL CLASS
                                                                       ---------
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Contents
Chairman's Letter .............................................................1
Financial Highlights ..........................................................3
Statement of Assets and Liabilities ...........................................4
Statement of Operations .......................................................5
Statements of Changes in Net Assets ...........................................6
Notes to Financial Statements .................................................8
Report of Independent Accountants ............................................11

                                                          Fund       Schedule of
                                                          Summary    Investments
Money Market Portfolio (Institutional Class) ...............2             7

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns.Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth.Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle.In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter.Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ BRENT R. HARRIS

Brent R. Harris
Chairman

January 31, 2001

                                                       2000 Semi-Annual Report 1

Money Market Portfolio

PORTFOLIO CHARACTERISTICS

Objective:
Maximum current income, consistent with preservation of capital and daily liquidity

Portfolio:
Primarily money market instruments

Duration:
36 days

Total Net Assets:
$4.4 million

Sector Breakdown:*

                                    [GRAPH]

Short-Term Instruments 86.3%
Corporate Bonds and Notes 13.7%

Quality Breakdown:*

                                    [GRAPH]

AAA 43.0%
AA 57.0%

*% of Total Investments as of December 31, 2000

PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 2000

                          Money Market Portfolio     Salomon Smith Barney
                          (Institutional Class)      3-Month U.S. Treasury
                          (Incep. 4/10/2000)         Bill Index
--------------------------------------------------------------------------------
6 Months                         3.20%                       3.08%
Since Inception                  4.60%                         --

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception

                                    [GRAPH]


                              Money Market             Salomon
                                Portfolio         3-Month Treasury
            Month             Instl. Class           Bill Index

          04/30/2000             10,000                10,000
          05/31/2000             10,050                10,049
          06/30/2000             10,103                10,096
          07/31/2000             10,153                10,145
          08/31/2000             10,207                10,195
          09/30/2000             10,257                10,246
          10/31/2000             10,304                10,300
          11/30/2000             10,366                10,352
          12/31/2000             10,426                10,407


Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/10/2000, compared to the Salomon Smith Barney 3-Month U.S. Treasury Bill Index, an unmanaged market index. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government Agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

PORTFOLIO INSIGHTS

 .    The total return performance of the Money Market Portfolio Institutional
     Class was 3.20% for the six-month period ended December 31, 2000, versus a return of 3.08% for the benchmark Salomon Smith Barney 3-Month U.S. Treasury Bill Index.
 .    U.S. interest rates rose throughout early 2000 as the Federal Reserve raised the fed funds rate indicating its concern about increasing inflation. Short-term rates fell during the latter part of the year due to concerns about a slowing U.S. economy.
 .    The Portfolio's average duration was maintained at about one month, providing for ample liquidity and limiting the price effects from increasing yields.
 .    U.S. issued high quality (A1/P1) commercial paper was emphasized due to attractive yields, limited interest rate sensitivity, and low credit exposure.
 .    Seven-day and thirty-day SEC yields were 6.54% and 6.57%, respectively, at quarter-end. These yields are competitive with yields on longer duration portfolios.

Financial Highlights
Money Market Portfolio (Institutional Class)
December 31, 2000
Selected Per Share Data for the Year or Period Ended:             12/31/2000 (b)



Net asset value beginning of period                               $     1.00
Net investment income (a)                                               0.04
Total income from investment operations                                 0.04
Dividends from net investment income                                   (0.04)
Total distributions                                                    (0.04)
Net asset value end of period                                     $     1.00
Total return                                                            4.60%
Net assets end of period (000s)                                   $       80
Ratio of expenses to average net assets                                 0.35%*
Ratio of net investment income to average net assets                    6.02%*
Portfolio turnover rate                                                  N/A

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 10, 2000.

                                     2000 Annual Report See accompanying notes 3

Statement of Assets and Liabilities
Money Market Portfolio
December 31, 2000
Amounts in thousands, except per share amounts


Assets:
Investments, at value                                                  $   4,386
Cash                                                                           1
Receivable for Portfolio shares sold                                          15
Interest receivable                                                            9
Manager reimbursement receivable                                               6
                                                                           4,417
--------------------------------------------------------------------------------
Liabilities:
Accrued investment advisory fee                                        $       1
Accrued administration fee                                                     1
Accrued servicing fee                                                          1
                                                                               3

Net Assets                                                             $   4,414
--------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                                        $   4,414
Undistributed (overdistributed) net investment income                          0
Accumulated undistributed net realized gain (loss)                             0
Net unrealized appreciation (depreciation)                                     0
                                                                       $   4,414
--------------------------------------------------------------------------------

Net Assets:
Institutional Class                                                    $      80
Administrative Class                                                       4,334

Shares Issued and Outstanding:
Institutional Class                                                           80
Administrative Class                                                       4,334

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)
Institutional Class                                                    $    1.00
Administrative Class                                                        1.00

Cost of Investments Owned                                              $   4,386
--------------------------------------------------------------------------------



4 See accompanying notes

Statement of Operations
Money Market Portfolio
For the year ended December 31, 2000
Amounts in thousands


Investment Income:
Interest                                                                 $   249
   Total Income                                                              249

Expenses:
Investment advisory fees                                                       7
Administration fees                                                            8
Distribution and/or servicing fees - Administrative Class                      4
   Total Expenses                                                             19

Net Investment Income                                                        230
--------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                        0
Net change in unrealized appreciation (depreciation) on investments            0
   Net Gain (Loss)                                                             0

Net Increase in Assets Resulting from Operations                         $   230




                                     2000 Annual Report See accompanying notes 5

Statements of Changes in Net Assets
Money Market Portfolio
December 31, 2000
Amounts in thousands

                                                                                      Year Ended     Period from September 30, 1999
Increase (Decrease) in Net Assets from:                                        December 31, 2000               to December 31, 1999
Operations
Net investment income                                                                $       230                        $        41
Net realized gain (loss)                                                                       0                                  0
Net change in unrealized appreciation (depreciation)                                           0                                  0
Net increase resulting from operations                                                       230                                 41
-----------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
   Institutional Class                                                                      (23)                                  0
   Administrative Class                                                                    (207)                                (41)

In excess of net investment income
   Institutional Class                                                                         0                                  0
   Administrative Class                                                                        0                                  0

Total Distributions                                                                        (230)                                (41)

-----------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions:
Receipts for shares sold
   Institutional Class                                                                       739                                  0
   Administrative Class                                                                    7,776                              6,784
Issued as reinvestment of distributions
   Institutional Class                                                                        23                                  0
   Administrative Class                                                                      206                                 28
Cost of shares redeemed
   Institutional Class                                                                     (682)                                  0
   Administrative Class                                                                  (7,253)                             (3,207)

Net increase resulting from Fund share transactions                                          809                              3,605

Total Increase in Net Assets                                                         $       809                        $     3,605
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                                                        3,605                                  0
End of period *                                                                      $     4,414                        $     3,605

*Including net undistributed (overdistributed) investment income of:                 $         0                        $         0




6 See accompanying notes

Schedule of Investments

Money Market Portfolio
December 31, 2000
                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)

CORPORATE BONDS & NOTES 13.6%

Banking & Finance 13.6%
FCC National Bank
     6.375% due 03/15/2001                            $      100      $     100
     6.759% due 05/10/2001 (a)                               100            100
First Chicago NBD Corp.
     6.818% due 08/20/2001 (a)                               200            200
Morgan Stanley Dean Witter & Co.
     6.735% due 08/15/2001 (a)                               200            200
                                                                      ---------
Total Corporate Bonds & Notes                                               600
(Cost $600)                                                           ---------

SHORT-TERM INSTRUMENTS 85.8%

Certificates of Deposit 4.5%
First Union National Bank
     6.847% due 08/24/2001 (a)                               200            200
                                                                      ---------
Commercial Paper 78.9%
Abbey National North America
     6.560% due 01/24/2001                                   200            199
Alcoa, Inc.
     6.440% due 02/09/2001                                   200            199
Associates Corp. of North America
     6.590% due 01/17/2001                                   200            199
Becton Dickinson & Co.
     6.600% due 01/24/2001                                   200            199
Bell South Telecommunications, Inc.
     6.470% due 02/02/2001                                   200            199
DaimlerChrysler Holdings
     6.550% due 01/31/2001                                   200            199
Freddie Mac
     6.350% due 01/16/2001                                   200            200
     6.445% due 01/16/2001                                   100            100
General Electric Capital Corp.
     6.290% due 03/21/2001                                   200            197
General Motors Acceptance Corp.
     6.510% due 01/17/2001                                   200            199
Halifax plc
     6.440% due 02/05/2001                                   100             99
KFW International Finance
     6.300% due 02/20/2001                                   200            198
Merrill Lynch & Co.
     6.450% due 02/02/2001                                   200            199
Motorola, Inc.
     6.280% due 03/30/2001                                   200            197
National Rural Utilities Cooperative
     6.550% due 01/09/2001                                   100            100
Swedbank, Inc.
     6.590% due 01/12/2001                                   200            200
UBS Finance, Inc.
     6.530% due 01/16/2001                                   200            199
Verizon Global Funding Corp.
     6.540% due 02/02/2001                                   200            199
Wisconsin Electric Power Co.
     6.450% due 02/09/2001                                   200            199
                                                                      ---------
                                                                          3,480
                                                                      ---------

Repurchase Agreement 2.4%
State Street Bank
   6.000% due 01/02/2001                                $    106      $     106
   (Dated 12/29/2000.
   Collateralized by Fannie Mae
   6.000% due 11/15/2001 valued at $111.
   Repurchase due proceeds are $106.)
                                                                      ---------
Total Short-Term Instruments                                              3,786
(Cost $3,786)                                                         ---------

Total Investments (a) 99.4%                                           $   4,386
(Cost $4,386)

Other Assets and Liabilities (Net) 0.6%                                      28
                                                                      ---------

Net Assets 100.0%                                                     $   4,414
                                                                      ---------


Notes to Schedule of Investments:

(a) Variable rate security. The rate listed is as of December 31, 2000.



                                     2000 Annual Report See accompanying notes 7

Notes to Financial Statements
December 31, 2000



1. Organization

The Money Market Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuations. Portfolio securities held by the fund are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.15%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.15% during the current fiscal year.

New Administrative Class Fee Structure:

                                                                From 01/01/2000
                                  Effective 04/01/2000            to 03/31/2000
--------------------------------------------------------------------------------
Advisory Fee                                     0.15%                    0.30%
Administrative Fee                               0.20%                    0.20%
Service Fee                                      0.15%                      --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                  Institutional Class      Administrative Class
--------------------------------------------------------------------------------
Money Market Portfolio                          0.35%                     0.50%

PIMCO may be reimbursed for these waived amounts in future periods.
     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Federal Income Tax Matters

As of December 31, 2000, the Money Market Portfolio had remaining capital loss carryforwards that were realized during the current year.
     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                                 Capital Loss Carryforwards
                                             Realized Losses         Expiration
--------------------------------------------------------------------------------
Money Market Portfolio                       $           274         12/31/2008

     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.




                                                      2000  Annual Report      9

December 31, 2000


5. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                         Money Market Portfolio
                                                                            -------------------------------------------------
                                                                            Year Ended 12/31/2000      Period from 09/30/1999
                                                                                                                to 12/31/1999
                                                                             Shares        Amount        Shares        Amount
                                                                            -------------------------------------------------
Receipts for shares sold
   Institutional Class                                                          739       $   739             0       $     0
   Administrative Class                                                       7,776         7,776         6,784         6,784
Issued as reinvestment of distributions
   Institutional Class                                                           23            23             0             0
   Administrative Class                                                         206           206            28            28
Cost of shares redeemed
   Institutional Class                                                         (682)         (682)            0             0
   Administrative Class                                                      (7,253)       (7,253)       (3,207)       (3,207)
Net increase resulting from Portfolio share transactions                        809       $   809         3,605       $ 3,605
-----------------------------------------------------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                         Number     % of Portfolio Held
-----------------------------------------------------------------------
Money Market Portfolio
   Administrative Class                       1                     100
   Institutional Class                        1                     100


6. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.

Report of Independent Accountants


To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Money Market Bond Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Money Market Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001



                                                           2000 Annual Report 11

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.


Its investment firms are:
Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
   Brent R. Harris, Chairman and Trustee
   R. Wesley Burns, President and Trustee
   Guilford C. Babcock, Trustee
   E. Philip Cannon, Trustee
   Vern O. Curtis, Trustee
   J. Michael Hagan, Trustee
   Thomas P. Kemp, Sr., Trustee
   William J. Popejoy, Trustee
   Garlin G. Flynn, Secretary
   John P. Hardaway, Treasurer

Investment Adviser and Administrator
   Pacific Investment Management Company LLC
   840 Newport Center Drive, Suite 300
   Newport Beach, California 92660

Transfer Agent
   National Financial Data Services
   330 W. 9th Street, 4th Floor
   Kansas City, Missouri 64105

Custodian
   State Street Bank & Trust Co.
   801 Pennsylvania
   Kansas City, Missouri 64105

Counsel
   Dechert Price & Rhoads
   1775 Eye Street, N.W.
   Washington, D.C. 20006-2401

Independent Accountants
   PricewaterhouseCoopers LLP
   1055 Broadway
   Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]


                                                  PIMCO VARIABLE INSURANCE TRUST
                                                      REAL RETURN BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS
                                                                   -------------
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Contents
Chairman's Letter .....................................  1
Financial Highlights ..................................  3
Statement of Assets and Liabilities ...................  4
Statement of Operations ...............................  5
Statements of Changes in Net Assets ...................  6
Statement of Cash Flows ...............................  7
Notes to Financial Statements .........................  9
Report of Independent Accountants ..................... 13


                                                       Fund        Schedule of
                                                      Summary      Investments
Real Return Bond Portfolio (Institutional Class).......  2              8

Chairman's Letter


Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2001

                                                            2000 Annual Report 1

Real Return Bond Portfolio

PORTFOLIO CHARACTERISTICS

Objective:

Maximum real return, consistent with preservation of real capital and prudent investment management

Portfolio:
Primarily inflation-indexed fixed income securities

Duration:
2.04 years

Total Net Assets:
$3.7 million

                              Sector Breakdown:*

                                    [GRAPH]

                      U.S. Treasury Obligations     51.4%
                      Short-Term Instruments        19.2%
                      Corporate Bonds and Notes     12.8%
                      U.S. Government Agencies       6.5%
                      Asset-Backed Securities        6.3%
                      Other                          3.8%

                              Quality Breakdown:*

                                    [GRAPH]

                                 AAA     74.6%
                                 AA      16.9%
                                 A        8.5%

*% of Total Investments as of December 31, 2000

PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 2000


                                Real Return Bond Portfolio      Lehman Brothers
                                (Institutional Class)           Inflation Linked
                                (Incep. 4/10/2000)              Treasury Index

6 Months                                7.06%                        6.00%
Since Inception                         8.73%                         --


CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception


                                    [GRAPH]

                Month             Real Return     Lehman Brothers
                                Bond Portfolio    Inflation Linked
                                  Instl. Class        Treasury
                                                       Index

              04/30/2000             10,000            10,000
              05/31/2000              9,947             9,974
              06/30/2000             10,088            10,100
              07/31/2000             10,160            10,186
              08/31/2000             10,242            10,261
              09/30/2000             10,329            10,315
              10/31/2000             10,507            10,440
              11/30/2000             10,668            10,591
              12/31/2000             10,800            10,705


Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/10/2000, compared to the Lehman Brothers Inflation Linked Treasury Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

 .    The Real Return Bond Portfolio seeks as its primary objective the maximization of real total return, consistent with the preservation of real capital and prudent investment management.

 .    The benchmark for the Portfolio is the Lehman Inflation Linked Treasury
     Index, consisting of all outstanding Treasury Inflation Protection Securities (TIPS).

 .    While the Portfolio must hold a minimum of 65% of assets in inflation-indexed bonds, the duration-weighted exposure to inflation-indexed bonds averaged above 90% for 2000.

 .    TIPS real yields declined from 0.50% to 0.60% during 2000, reacting first to higher inflation expectations during the first half and then to an investor flight-to-quality that benefited Treasury bonds, including TIPS, during the latter half of 2000. Intermediate and long-term TIPS real yields were 3.7% at December 31, 2000 while the CPI-U increase for 2000 was 3.4%.

 .    The Portfolio's Institutional Class shares returned 7.06% for the six-month period ended December 2000, versus the benchmark return of 6.00% over the same period.

 .    The Portfolio's effective duration was managed throughout the period to be above the benchmark, which contributed to relative performance as real yields dropped.

 .    Overweighting intermediate-maturity TIPS improved performance as intermediate real yields dropped marginally more than long-term real yields. Inflation adjustments are greater if intermediate maturity TIPS are substituted for longer-maturity TIPS on a real yield duration-equivalent basis.

 .    Portfolio yield was improved through holdings of high quality agency inflation-indexed bonds and short-duration, high quality corporate and asset-backed securities backing TIPS buy-forwards.

 .    The Portfolio's average credit quality was maintained at AAA as PIMCO attempted to minimize the effects of credit spread widening for corporate and asset-backed bonds.

Financial Highlights

Real Return Bond Portfolio (Institutional Class)
December 31, 2000
                                                                  12/31/2000 (b)
Selected Per Share Data for the Period Ended:

Net asset value beginning of period                               $      10.11
Net investment income (a)                                                 0.62
Net realized / unrealized gain on investments (a)                         0.23
Total income from investment operations                                   0.85
Dividends from net investment income                                     (0.62)
Total distributions                                                      (0.62)
Net asset value end of period                                     $      10.34
Total return                                                              8.73%
Net assets end of period (000s)                                   $      3,294
Ratio of expenses to average net assets                                   0.50%*
Ratio of net investment income to average net assets                      8.41%*
Portfolio turnover rate                                                     18%

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operation on April 10, 2000.


                                     2000 Annual Report See accompanying notes 3

Statement of Assets and Liabilities

Real Return Bond Portfolio
December 31, 2000
Amounts in thousands, except per share amounts

Assets:
Investments, at value                                             $       7,643
Interest and dividends receivable                                            55
Manager reimbursement receivable                                              2
Other Assets                                                                  9
                                                                          7,709
--------------------------------------------------------------------------------
Liabilities:
Payable for financing transactions                                $       3,884
Payable for Portfolio shares redeemed                                        81
Accrued investment advisory fee                                               1
Accrued administration fee                                                    1
                                                                          3,967
--------------------------------------------------------------------------------

Net Assets                                                        $       3,742
--------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                                   $       3,624
Undistributed (overdistributed) net investment income                         5
Accumulated undistributed net realized gain                                   5
Net unrealized appreciation                                                 108
                                                                  $       3,742
--------------------------------------------------------------------------------

Net Assets:
Institutional Class                                               $       3,294
Administrative Class                                                        448

Shares Issued and Outstanding:
Institutional Class                                                         319
Administrative Class                                                         43

Net Asset Value and Redemption Price Per Share
     (Net Assets Per Share Outstanding)
Institutional Class                                               $       10.34
Administrative Class                                                      10.34

Cost of Investments Owned                                         $       7,534
--------------------------------------------------------------------------------

4 See accompanying notes

Statement of Operations

Real Return Bond Portfolio
For the year ended December 31, 2000
Amounts in thousands


Investment Income:
Interest                                                          $         274
   Total Income                                                             274
Expenses:
Investment advisory fees                                                      9
Administration fees                                                           8
Interest expense                                                              1
   Total Expenses                                                            18

Net Investment Income                                                       256
--------------------------------------------------------------------------------

Net Realized and Unrealized Gain:
Net realized gain on investments                                             16
Net change in unrealized appreciation on investments                        162
   Net Gain                                                                 178

Net Increase in Assets Resulting from Operations                  $         434
--------------------------------------------------------------------------------


                                     2000 Annual Report See accompanying notes 5

Statements of Changes in Net Assets

Real Return Bond Portfolio
December 31, 2000
Amounts in thousands

                                                                                        Period from September
                                                                          Year Ended             30, 1999 to
Increase (Decrease) in Net Assets from:                               December 31, 2000    December 31, 1999
Operations
Net investment income                                                 $            256     $            60
Net realized gain (loss)                                                            16                  (5)
Net change in unrealized appreciation (depreciation)                               162                 (55)
Net increase resulting from operations                                             434                    0
-----------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
   Institutional Class                                                           (196)                    0
   Administrative Class                                                           (60)                 (60)
In excess of net investment income
   Institutional Class                                                               0                    0
   Administrative Class                                                              0                    0
From net realized capital gains
   Institutional Class                                                               0                    0
   Administrative Class                                                              0                    0
In excess of net realized capital gains
   Institutional Class                                                               0                    0
   Administrative Class                                                              0                    0

Total Distributions                                                              (256)                 (60)

Fund Share Transactions:
Receipts for shares sold
   Institutional Class                                                           3,124                    0
   Administrative Class                                                            511                6,000
Issued as reinvestment of distributions
   Institutional Class                                                             196                    0
   Administrative Class                                                             60                   44
Cost of shares redeemed
   Institutional Class                                                           (100)                    0
   Administrative Class                                                        (3,227)              (2,984)
Net increase resulting from Fund share transactions                                564                3,060

Total Increase in Net Assets                                          $            742                    0
-----------------------------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                                              3,000                    0
End of period *                                                       $          3,742     $          3,000

*Including net undistributed (overdistributed) investment income of:  $              5     $              0

6 See accompanying notes

Statement of Cash Flows

Real Return Bond Portfolio
December 31, 2000
Amounts in thousands

Increase (Decrease) in Cash from:


Financing Activities
Sales of Portfolio shares                                           $     3,635
------------------------------------------------------------------  ------------
Redemptions of Portfolio shares                                          (3,246)
------------------------------------------------------------------  ------------
Cash distributions paid                                                       0
------------------------------------------------------------------  ------------
Proceeds from financing transactions                                        793
------------------------------------------------------------------  ------------
Net increase from financing activities                                    1,182
------------------------------------------------------------------  ------------

Operating Activities
Purchases of long-term securities and foreign currency                   (1,828)
------------------------------------------------------------------  ------------
Proceeds from sales of long-term securities and foreign currency          1,805
------------------------------------------------------------------  ------------
Purchases of short-term securities (net)                                 (1,248)
------------------------------------------------------------------  ------------
Net investment income                                                       256
------------------------------------------------------------------  ------------
Change in other receivables/payables (net)                                 (168)
------------------------------------------------------------------  ------------
Net (decrease) from operating activities                                 (1,183)
------------------------------------------------------------------  ------------

Net Decrease in Cash                                                         (1)
==================================================================  ============

Cash
Beginning of period                                                           1
------------------------------------------------------------------  ------------
End of period                                                       $         0
------------------------------------------------------------------  ------------


                                     2000 Annual Report See accompanying notes 7

Schedule of Investments
Real Return Bond Portfolio
December 31, 2000
                                                        Principal
                                                          Amount        Value
                                                          (000s)        (000s)
CORPORATE BONDS & NOTES 26.1%

Banking & Finance 23.4%
General Motors Acceptance Corp.
     6.860% due 12/09/2002 (b)                         $       150  $       150
J.P. Morgan & Co., Inc.
     8.079% due 02/15/2012 (b)                                 450          398
Salomon, Smith Barney Holdings
     3.650% due 02/14/2002                                     329          327
                                                                    -----------
                                                                            875
                                                                    -----------
Industrials 2.7%
British Telecom PLC
     7.615% due 12/15/2003 (b)                                 100          101
                                                                    -----------
Total Corporate Bonds & Notes                                               976
(Cost $973)                                                         -----------

U.S. GOVERNMENT AGENCIES 13.2%

Federal Home Loan Bank
     7.274% due 02/15/2002 (b)                                 500          494
                                                                    -----------
Total U.S. Government Agencies                                              494
(Cost $494)                                                         -----------

U.S. TREASURY OBLIGATIONS 104.9%

Treasury Inflation Protected Securities (c)(d)
     3.375% due 01/15/2007                                   2,636        2,587
     3.625% due 01/15/2008                                     323          321
     3.625% due 04/15/2028                                     484          475
     3.875% due 04/15/2029                                     529          543
                                                                    -----------
Total U.S. Treasury Obligations                                           3,926
(Cost $3,827)                                                       -----------

MORTGAGE-BACKED SECURITIES 8.0%

Collateralized Mortgage Obligations 3.6%
Freddie Mac
     6.750% due 05/15/2021                                     137          137
                                                                    -----------
Fannie Mae 4.4%
     8.847% due 11/01/2024 (b)                                 160          164
                                                                    -----------
Total Mortgage-Backed Securities                                            301
(Cost $297)                                                         -----------

ASSET-BACKED SECURITIES 12.9%

SLM Student Loan Trust
     6.884% due 10/25/2005 (b)                                 481          481
                                                                    -----------
Total Asset-Backed Securities                                               481
(Cost $478)                                                         -----------

   SHORT-TERM INSTRUMENTS 39.1%

Commercial Paper 29.2%
Abbey National North America
     6.560% due 01/25/2001                                     100          100
Alcoa, Inc.
     6.510% due 02/09/2001                                     100           99
Associates Corp. of North America
     6.550% due 01/24/2001                                     100          100
Becton Dickinson & Co.
     6.530% due 01/12/2001                                     100          100
Campbell Soup Co.
     6.310% due 03/09/2001                                     100           99
CBA (de) Finance, Inc.
     6.560% due 01/08/2001                                     100          100
DaimlerChrysler Holdings
     6.670% due 02/28/2001                                     100           99
Eastman Kodak Co.
     6.530% due 01/18/2001                                     100          100
General Electric Capital Corp.
     6.570% due 01/10/2001                                     100          100
Motorola, Inc.
     6.280% due 03/30/2001                                     100           98
UBS Finance, Inc.
     6.530% due 01/18/2001                                     100          100
                                                                    -----------
                                                                          1,095
                                                                    -----------

Repurchase Agreement 9.9%
State Street Bank
   6.000% due 01/02/2001                                      370           370
   (Dated 12/29/2000.
   Collateralized by Freddie Mac
   6.680% due 12/28/2001 valued at $381.
   Repurchase proceeds are $370.)
                                                                    -----------
Total Short-Term Instruments                                              1,465
(Cost $1,465)                                                       -----------

Total Investments (a) 204.2%                                        $     7,643
(Cost $7,534)

Other Assets and Liabilities (Net) (104.2%)                              (3,901)
                                                                    -----------

Net Assets 100.0%                                                   $     3,742
                                                                    -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $7,534 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                      $       110

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                             (1)
                                                                    -----------
Unrealized appreciation-net                                         $       109
                                                                    -----------

(b) Variable rate security. The rate listed is as of December 31, 2000.

(c) Principal amount of the security is adjusted for inflation.

(d) Subject to a financing transaction.

8 See accompanying notes

Notes to Financial Statements
December 31, 2000



1. Organization

The Real Return Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on September 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.


                                                            2000 Annual Report 9

December 31, 2000



Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                               From 01/01/2000
                                      Effective 04/01/2000      to 03/31/2000
--------------------------------------------------------------------------------
Advisory Fee                                     0.25%              0.40%
Administrative Fee                               0.25%              0.25%
Service Fee                                      0.15%                --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                    Institutional Class     Administrative Class
--------------------------------------------------------------------------------
Real Return Bond Portfolio                   0.50%                    0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):


                                    U.S. Government/Agency       All Other
                                 -----------------------------------------------
                                  Purchases      Sales      Purchases      Sales
--------------------------------------------------------------------------------
Real Return Bond Portfolio       $    1,139    $    469     $    689    $    562

5. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.

                                                           2000 Annual Report 11

December 31, 2000



6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                            Real Return Bond Portfolio
                                                                -----------------------------------------------------
                                                                 Year Ended 12/31/2000         Period from 09/30/1999
                                                                                                        to 12/31/1999
                                                                  Shares         Amount       Shares           Amount
                                                                -----------------------------------------------------
Receipts for shares sold
   Institutional Class                                              310         $  3,124           0      $       0
   Administrative Class                                              50              511         606          6,000
Issued as reinvestment of distributions
   Institutional Class                                               19              196           0              0
   Administrative Class                                               6               60           4             44
Cost of shares redeemed
   Institutional Class                                              (10)            (100)          0              0
   Administrative Class                                            (319)          (3,227)       (304)        (2,984)
Net increase resulting from Portfolio share transactions             56         $    564         306      $   3,060
=====================================================================================================================

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                                 Number     % of Portfolio Held

Real Return Bond Portfolio
   Administrative Class                            1               100
   Institutional Class                             1               100

Report of Independent Accountants



To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Real Return Bond Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Real Return Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001

                                                           2000 Annual Report 13

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:
Pacific Investment Management Company LLC/Newport Beach
California Oppenheimer Capital/New York, New York Cadence Capital
Management/Boston, Massachusetts NFJ Investment Group/Dallas, Texas PIMCO Equity Advisors/New York, New York, a division of PIMCO Parametric Portfolio Associates/Seattle, Advisors L.P.
PIMCO/Allianz International Advisors LLC/New York, New York


Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan,Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn,Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]


                                                  PIMCO VARIABLE INSURANCE TRUST
                                                          FOREIGN BOND PORTFOLIO
                                                        INSTITUTIONAL CLASS 2000

                                                                   -------------
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Contents

Chairman's Letter ......................................1
Financial Highlights ...................................3
Statement of Assets and Liabilities ....................4
Statement of Operations ................................5
Statements of Changes in Net Assets ....................6
Statement of Cash Flows ................................7
Notes to Financial Statements .........................12
Report of Independent Accountants .....................16
Federal Income Tax Information ........................17

                                                     Fund          Schedule of
                                                     Summary       Investments

Foreign Bond Portfolio (Institutional Class) ...........2              8-11

Chairman's Letter


Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,


/s/ Brent R. Harris


Brent R. Harris

Chairman


January 31, 2001

                                                            2000 Annual Report 1

Foreign Bond Portfolio


PORTFOLIO CHARACTERISTICS

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management


Portfolio:

Primarily intermediate maturity hedged non-U.S. fixed income securities


Duration:

5.92 years


Total Net Assets:

$6.1 million


                             Country Allocation:*


                                    [GRAPH]

                             United States  40.2%

                                   Germany  12.3%

                                     Japan  12.1%

                                     Italy  10.5%

                             United Kingdom  6.2%

                                     France  4.4%

                                 Short-Term
                                Instruments  3.1%

                                      Other 11.2%


                              Quality Breakdown:*


                                    [GRAPH]

                                        AAA 72.7%

                                         AA 17.9%

                                          A  6.4%

                                        BBB  1.9%

                                         BB  1.1%



*% of Total Investments as of December 31, 2000


PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 2000

                          Foreign Bond Portfolio
                          (Institutional Class)      J.P. Morgan
                          (Incep. 4/10/2000)         Non-U.S. Index (Hedged)
--------------------------------------------------------------------------------
6 Months                          4.81%                       5.40%
Since Inception                   6.18%                         --


CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception

                                    [GRAPH]

                     Month         Foreign Bond       J.P. Morgan
                                    Portfolio       Non-U.S. Index
                                   Instl. Class        (Hedged)

                  04/30/2000          10,000            10,000
                  05/31/2000          10,041            10,080
                  06/30/2000          10,115            10,128
                  07/31/2000          10,181            10,201
                  08/31/2000          10,187            10,203
                  09/30/2000          10,223            10,291
                  10/31/2000          10,232            10,374
                  11/30/2000          10,401            10,558
                  12/31/2000          10,602            10,675

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/10/2000, compared to the J.P. Morgan Non-U.S. Index (Hedged), an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


PORTFOLIO INSIGHTS

 .  For the six-month period ended December 31, 2000, the Foreign Bond
   Portfolio's Institutional Class performance was 4.81%, underperforming the 5.40% return of its benchmark, the J.P. Morgan non-U.S. Index (Hedged).

 . Extending the Portfolio's duration added to returns as yields fell worldwide amidst a slowdown in global growth.

 . A Canadian underweight versus the U.S. aided returns as Canadian rates fell more modestly than U.S. rates.

 . An overweight in Europe was positive as bonds rallied throughout the year following the ECB's rate hikes and expectations that core inflation would remain stable.

 . An underweight in Japan was negative. Although Japan was the worst performing bond market, yields fell slightly due to faltering economic growth.

 . An overweight in the euro was negative. The euro fell versus the U.S. dollar over the period, despite a rally in December, as relatively stronger U.S. growth supported the dollar.

 . Emerging market bonds were slightly negative as investors grew more wary amid slower growth in developed economies.

Financial Highlights

Foreign Bond Portfolio (Institutional Class)
December 31, 2000

Selected Per Share Data for the Year or Period Ended:          12/31/2000 (b)


Net asset value beginning of period                            $       9.48
Net investment income (a)                                              0.39
Net realized / unrealized gain on investments (a)                      0.18
Total income from investment operations                                0.57
Dividends from net investment income                                  (0.39)
Distributions from net realized capital gains                         (0.26)
Total distributions                                                   (0.65)
Net asset value end of period                                  $       9.40
Total return                                                           6.18%
Net assets end of period (000s)                                $      5,185
Ratio of expenses to average net assets                                0.74%*
Ratio of net investment income to average net assets                   5.58%*
Portfolio turnover rate                                                 306%

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 10, 2000.

                                     2000 Annual Report See accompanying notes 3

Statement of Assets and Liabilities

Foreign Bond Portfolio
December 31, 2000

Amounts in thousands, except per share amounts



Assets:

Investments, at value                                                                      $        12,347
Cash and foreign currency                                                                              250
Receivable for investments sold and forward foreign currency contracts                                 209
Receivable for Portfolio shares sold                                                                     7
Interest and dividends receivable                                                                      135
Manager reimbursement receivable                                                                         6
                                                                                                    12,954
----------------------------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased and forward foreign currency contracts                   $         1,841
Payable for financing transactions                                                                   4,960
Payable for Portfolio shares redeemed                                                                    4
Accrued investment advisory fee                                                                          1
Accrued administration fee                                                                               3
Other liabilities                                                                                       36
                                                                                                     6,845
----------------------------------------------------------------------------------------------------------

Net Assets                                                                                 $         6,109
----------------------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                                            $         6,421
Undistributed net investment income                                                                    102
Accumulated undistributed net realized (loss)                                                         (223)
Net unrealized (depreciation)                                                                         (191)
                                                                                           $         6,109
----------------------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                                        $         5,185
Administrative Class                                                                                   924

Shares Issued and Outstanding:

Institutional Class                                                                                    552
Administrative Class                                                                                    98

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                                                        $          9.40
Administrative Class                                                                                  9.40

Cost of Investments Owned                                                                  $        12,253
----------------------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                                                                          243
----------------------------------------------------------------------------------------------------------

4 See accompanying notes

Statement of Operations

Foreign Bond Portfolio
For the year ended December 31, 2000

Amounts in thousands


Investment Income:

Interest                                                                                       $       358
   Total Income                                                                                        358

Expenses:

Investment advisory fees                                                                                18
Administration fees                                                                                     25
Distribution and/or servicing fees - Administrative Class                                                1
Interest expense                                                                                         2
   Total Expenses                                                                                       46

Net Investment Income                                                                                  312
----------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments                                                                     (14)
Net realized (loss) on futures contracts and written options                                           (66)
Net realized gain on foreign currency transactions                                                     339
Net change in unrealized appreciation on investments                                                   200
Net change in unrealized (depreciation) on futures contracts and written options                       (20)
Net change in unrealized (depreciation) on translation of assets and liabilities
 denominated in foreign currencies                                                                    (291)
   Net Gain                                                                                            148

Net Increase in Assets Resulting from Operations                                               $       460
----------------------------------------------------------------------------------------------------------



                                     2000 Annual Report See accompanying notes 5

Statements of Changes in Net Assets

Foreign Bond Portfolio
December 31, 2000

Amounts in thousands

                                                                                    Year Ended      Period from February 16, 1999
Increase (Decrease) in Net Assets from:                                      December 31, 2000               to December 31, 1999

Operations

Net investment income                                                           $          312                     $          214
Net realized gain (loss)                                                                   259                               (169)
Net change in unrealized (depreciation)                                                   (111)                               (81)
Net increase (decrease) resulting from operations                                          460                                (36)
---------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                    (155)                                 0
   Administrative Class                                                                    (81)                              (214)
In excess of net investment income
   Institutional Class                                                                     (49)                                 0
   Administrative Class                                                                    (26)                                 0
From net realized capital gains
   Institutional Class                                                                    (100)                                 0
   Administrative Class                                                                    (16)                               (50)
In excess of net realized capital gains
   Institutional Class                                                                     (39)                                 0
   Administrative Class                                                                     (6)                                 0

Total Distributions                                                                       (472)                              (264)
---------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                                                   4,877                                  0
   Administrative Class                                                                    592                             10,240
Issued as reinvestment of distributions
   Institutional Class                                                                     349                                  0
   Administrative Class                                                                    123                                235
Cost of shares redeemed
   Institutional Class                                                                       0                                  0
   Administrative Class                                                                 (5,035)                            (4,960)
Net increase resulting from Fund share transactions                                        906                              5,515

Total Increase in Net Assets                                                    $          894                     $        5,215
---------------------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                      5,215                                  0
End of period *                                                                 $        6,109                     $        5,215

*Including net undistributed (overdistributed) investment income of:            $          102                     $          (76)
---------------------------------------------------------------------------------------------------------------------------------



6 See accompanying notes

Statement of Cash Flows

Foreign Bond Portfolio
December 31, 2000

Amounts in thousands

Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities
Sales of Portfolio shares                                                       $        5,470
Redemptions of Portfolio shares                                                         (5,038)
Cash distributions paid                                                                      0
Proceeds from financing transactions                                                     1,620
Net increase from financing activities                                                   2,052

Operating Activities

Purchases of long-term securities and foreign currency                                 (31,812)
Proceeds from sales of long-term securities and foreign currency                        28,623
Purchases of short-term securities (net)                                                   930
Net investment income                                                                      312
Change in other receivables/payables (net)                                                  75
Net (decrease) from operating activities                                                (1,872)
----------------------------------------------------------------------------------------------

Net Increase in Cash and Foreign Currency                                                  180
----------------------------------------------------------------------------------------------

Cash and Foreign Currency

Beginning of period                                                                         70
End of period                                                                   $          250




                                     2000 Annual Report See accompanying notes 7

Schedule of Investments

Foreign Bond Portfolio
December 31, 2000

                                                Principal
                                                   Amount             Value
                                                   (000s)            (000s)
 AUSTRALIA (g)(h) 0.8%

National Australia Bank Ltd.
   7.383% due 05/19/2010 (d)                   $       50        $       50
                                                                 ----------
Total Australia                                                          50
(Cost $50)                                                       ----------

 BRAZIL (g)(h) 1.3%

Republic of Brazil
   7.375% due 04/15/2006 (d)                   $       88                82
                                                                 ----------
Total Brazil                                                             82
(Cost $83)                                                       ----------

 CANADA (g)(h) 1.1%

Commonwealth of Canada
   5.500% due 06/01/2010                      C$      100                67
                                                                 ----------
Total Canada                                                             67
(Cost $67)                                                       ----------

 CAYMAN ISLANDS (g)(h) 2.3%

Capital Credit Card Corp.
   5.625% due 10/15/2004                      DM      200                48
Geldilux Ltd.
   4.848% due 02/12/2002                      EC      100                94
                                                                 ----------
Total Cayman Islands                                                    142
(Cost $139)                                                      ----------

 DENMARK (g)(h) 2.6%

Kingdom of Denmark
   4.000% due 02/15/2001 (i)                  DK      300                38
Nykredit AS
   6.000% due 10/01/2029                              997               120
                                                                 ----------
Total Denmark                                                           158
(Cost $146)                                                      ----------

 FRANCE (g)(h) 9.0%

France Telecom SA
   4.587% due 10/11/2001 (d)                  EC      100                94
Republic of France
   5.500% due 04/25/2007                               30                30
   4.000% due 04/25/2009                               80                70
   4.000% due 10/25/2009                              280               246
   5.050% due 04/25/2010                              110               108
                                                                 ----------
Total France                                                            548
(Cost $518)                                                      ----------

 GERMANY (g)(h) 24.8%

Commerzbank AG
   5.514% due 10/25/2032 (d)                  EC      100                94
Depfa Pfandbriefbank AG
   4.750% due 07/15/2008                               20                18
   5.750% due 03/04/2009 (i)                           20                19
Eurohypo AG
   4.000% due 04/27/2009                               22                19
Hypothekenbank in Essen AG
   4.750% due 06/29/2006 (i)                           50                46
   5.500% due 02/20/2007 (i)                          100                95
   5.250% due 01/22/2008                               30                28
Landesbank Baden-Wuerttemberg AG
   5.500% due 04/02/2007                               30                29
Republic of Germany
   6.000% due 07/04/2007 (i)                          300               302
   5.250% due 01/04/2008 (i)                           90                87
   4.125% due 07/04/2008 (i)                          526               237
   5.250% due 01/04/2011 (i)                          330               320
   6.250% due 01/04/2024 (i)                           40                42
   6.500% due 07/04/2027                              100               109
   4.750% due 07/04/2028                               60                26
Rheinische Hypothekenbank AG
   4.250% due 09/24/2008                      EC       30        $       26
Westdeutsche Landesbank AG
   4.750% due 09/28/2007                               20                18
                                                                 ----------
Total Germany                                                         1,515
(Cost $1,401)                                                    ----------

 ITALY (g)(h) 21.2%

First Italian Auto Transaction
   5.279% due 07/12/2008 (d)                  EC       70                66
Republic of Italy
   5.750% due 09/15/2002 (i)                          300               286
   4.750% due 07/01/2005                              130               121
   7.750% due 11/01/2006 (i)                          100               107
   4.500% due 05/01/2009 (i)                          360               323
   4.250% due 11/01/2009 (i)                           60                53
   5.500% due 11/01/2010 (i)                          110               106
   6.500% due 11/01/2027                              260               135
   5.250% due 11/01/2029 (i)                          110                96
                                                                 ----------
Total Italy                                                           1,293
(Cost $1,223)                                                    ----------

 JAPAN (g)(h) 24.4%

Government of Japan
   3.900% due 06/21/2004 (i)                  JY   28,000               271
   3.400% due 06/20/2005 (i)                       11,300               110
   3.300% due 06/20/2006 (i)                        3,000                29
   2.900% due 12/20/2006 (i)                        2,000                19
   2.700% due 06/20/2007 (i)                       10,000                96
   0.900% due 12/22/2008 (i)                      108,200               904
   1.400% due 06/22/2009 (i)                        7,000                61
                                                                 ----------
Total Japan                                                           1,490
(Cost $1,567)                                                    ----------

 MEXICO (g)(h) 1.0%

Banco Nacional de Comercio Exterior
   8.000% due 08/05/2003                       $       10                10
Petroleos Mexicanos
   8.850% due 09/15/2007                               20                20
   9.375% due 12/02/2008                               30                31
                                                                 ----------
Total Mexico                                                             61
(Cost $57)                                                       ----------

 NETHERLANDS (g)(h) 0.8%

Unilever NV
   4.893% due 09/17/2001                      EC       50                47
                                                                 ----------
Total Netherlands                                                        47
(Cost $43)                                                       ----------

   NEW ZEALAND (g)(h) 2.2%
Commonwealth of New Zealand
   4.500% due 02/15/2016                      N$      280               136
                                                                 ----------
Total New Zealand                                                       136
(Cost $155)                                                      ----------

 SOUTH KOREA (g)(h) 1.0%

Korea Development Bank
   4.796% due 05/14/2001                      SK       50                24
   1.875% due 02/13/2002                      JY    4,000                35
                                                                 ----------
Total South Korea                                                        59
(Cost $62)                                                       ----------


8 See accompanying notes

                                                Principal
                                                   Amount             Value
                                                   (000s)            (000s)

 SPAIN (g)(h) 5.1%
Kingdom of Spain
   4.950% due 07/30/2005                      EC      130        $      123
   5.150% due 07/30/2009                              220               104
   4.000% due 01/31/2010                              100                86
                                                                 ----------
Total Spain                                                             313
(Cost $302)                                                      ----------

 SUPRANATIONAL (g)(h) 3.8%

Eurofima
   4.750% due 07/07/2004                      SK    1,200                63
International Bank for Reconstruction & Development
   7.250% due 04/09/2001                      N$      388               172
                                                                 ----------
Total Supranational                                                     235
(Cost $278)                                                      ----------

 SWEDEN (g)(h) 0.7%

Kingdom of Sweden
   5.000% due 01/28/2009                      SK      400                43
                                                                 ----------
Total Sweden                                                             43
(Cost $39)                                                       ----------

 UNITED KINGDOM (g)(h) 12.5%

BG Transco Holdings PLC
   7.057% due 12/14/2009                      BP       20                30
British Telecom PLC
   7.722% due 12/15/2003 (d)                   $       50                50
   8.125% due 12/15/2010 (d)                          100               102
HAUS Ltd.
   3.850% due 12/10/2015 (d)                  EC       61                57
   3.850% due 12/14/2037 (d)                          100                94
Lloyds Bank PLC
   5.625% due 07/15/2049 (d)                           40                35
United Kingdom Gilt
   5.750% due 12/07/2009                      BP      250               397
                                                                 ----------
Total United Kingdom                                                    765
(Cost $770)                                                      ----------

 UNITED STATES (g)(h) 81.2%

Asset-Backed Securities 8.0%
Advanta Mortgage Loan Trust
   6.945% due 07/25/2026 (d)                   $       23                23
Amresco Residential Securities Mortgage Loan Trust
   7.121% due 06/25/2029(d)                            39                39
Circuit City Credit Card Master Trust
   6.851% due 02/15/2006 (d)                          100               100
CS First Boston Mortgage Securities Corp.
   6.880% due 12/15/2030 (d)                          100               100
First Alliance Mortgage Loan Trust
   6.853% due 12/20/2027 (d)                           24                24
MLCC Mortgage Investors, Inc.
   6.265% due 03/15/2025 (d)                           77                77
Novastar Home Equity Loan
   6.885% due 04/25/2028 (d)                           60                59
Providian Home Equity Loan Trust
   6.900% due 06/25/2025 (d)                           58                58
PSB Lending Home Loan Owner Trust
   6.830% due 05/20/2018                                6                 6
                                                                 ----------
                                                                        486
                                                                 ----------
Corporate Bonds & Notes 13.3%
Bear Stearns Cos., Inc.
   7.010% due 03/28/2003 (d)                           30                30
Beckman Instruments, Inc.
   7.100% due 03/04/2003                                3                 3
Beneficial Canada, Inc.
   6.350% due 04/01/2002                      C$       30                20
CMS Energy Corp.
   8.125% due 05/15/2002                       $        3                 3
DaimlerChrysler Holdings
   6.960% due 08/23/2002 (d)                           30                30
Donaldson, Lufkin & Jenrette, Inc.
   7.210% due 04/25/2003 (d)                           50                50
Finova Capital Corp.
   6.910% due 06/18/2003 (d)                          100                63
Ford Motor Credit Co.
   1.000% due 12/22/2003                      JY    1,000                 9
   1.200% due 02/07/2005                            6,000                52
General Motors Acceptance Corp.
   6.875% due 09/09/2004                      BP      150               231
J.P. Morgan & Co., Inc.
   6.541% due 02/15/2012 (d)                   $       10                 9
Jones Intercable, Inc.
   8.875% due 04/01/2007                                3                 3
KFW International Finance, Inc.
   1.750% due 03/23/2010                      JY   11,000                98
Oneok, Inc.
   7.411% due 04/24/2002 (d)                   $      100               100
Sprint Capital Corp.
   5.875% due 05/01/2004                               10                10
TXU Corp.
   7.315% due 06/25/2001 (d)                          100               100
                                                                 ----------
                                                                        811
                                                                 ----------
Mortgage-Backed Securities 37.5%
Crusade Global Trust
   7.050% due 05/15/2021 (d)                          100               100
Freddie Mac
   6.500% due 08/15/2023                               70                70
Government National Mortgage Association
   7.000% due 04/20/2030-01/23/2031 (c)(d)          1,172               638
   6.000% due 06/20/2030-01/23/2031 (c)(d)          2,148             1,118
J.P. Morgan Commercial Mortgage Finance Corp.
   6.902% due 04/15/2010 (d)                           97                97
Medallion Trust
   6.471% due 07/12/2031 (d)                           87                87
Residential Funding Mortgage Securities, Inc.
   7.051% due 05/12/2032 (d)                          183               183
                                                                 ----------
                                                                      2,293
                                                                 ----------
U.S. Government Agencies 3.1%
Fannie Mae
   6.375% due 06/15/2009                               80                82
Freddie Mac
   7.000% due 03/15/2010                              100               107
                                                                 ----------
                                                                        189
                                                                 ----------
U.S. Treasury Obligations 19.3%
Treasury Inflation Protected Securities (b)(i)
   3.625% due 07/15/2002                              934               936
   3.625% due 04/15/2028                              108               106
U.S. Treasury Strip
   0.000% due 02/15/2015(i)                           300               137
                                                                 ----------
                                                                      1,179
                                                                 ----------
Total United States                                                   4,958
(Cost $4,968)                                                    ----------

 PURCHASED CALL OPTIONS 0.0%

U.S. Treasury Note (OTC)
   5.500% due 02/15/2008
   Strike @ 112.000 Exp. 02/28/2001                 1,000                 0
                                                                 ----------
Total Purchased Call Options                                              0
(Cost $0)                                                        ----------

 SHORT-TERM INSTRUMENTS 6.3%

Repurchase Agreement 6.3%
State Street Bank
   6.000% due 01/02/2001                              385               385
   (Dated 12/29/2000.
   Collateralized by Freddie Mac
   6.680% due 12/28/2001 valued at $396.
   Repurchase proceeds are $385.)
                                                                 ----------
Total Short-Term Instruments                                            385
(Cost $385)                                                      ----------


                                     2000 Annual Report See accompanying notes 9

Foreign Bond Portfolio
December 31, 2000


                                                                      Value
                                                                     (000s)

Total Investments (a) 202.1%                                     $   12,347
(Cost $12,253)

Other Assets and Liabilities (Net) (102.1%)                          (6,238)

Net Assets 100.0%                                                $    6,109
                                                                 ----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $12,288 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                   $      320

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                       (261)

Unrealized appreciation-net                                      $       59
                                                                 ----------
(b) Principal amount of the security is adjusted for inflation.

(c) Securities are grouped together by coupon or range of coupons and represent a range of maturities.

(d) Variable rate security. The rate listed is as of December 31, 2000.

(e) Swap agreements outstanding at December 31, 2000:

                                                                     Unrealized
                                                       Notional   Appreciation/
Type                                                     Amount  (Depreciation)
--------------------------------------------------------------------------------
Receive floating rate based on 6-month Australian Bank Bill and pay a fixed rate equal to 6.667%.

Broker: Morgan Stanley Capital Services, Inc.
Exp. 09/20/2005                                A$          300        $     (6)

Receive floating rate based on 3-month Canadian Bank Bill and pay a fixed rate equal to 6.248%.

Broker: Royal Bank of Canada
Exp. 08/02/2005                                C$          600        $    (10)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.910%.

Broker: Goldman Sachs & Co.
Exp. 02/15/2006                                H$        3,000        $    (12)

Receive floating rate based on 3-month Canadian Bank Bill and pay fixed rate equal to 6.515%.

Broker: J.P. Morgan Securities, Inc.
Exp. 05/10/2002                                C$          250        $     (2)

Receive floating rate based on 6-month JY-LIBOR and pay fixed rate equal to 2.020%.

Broker: Goldman Sachs & Co.
Exp. 05/18/2010                                JY       17,000              (4)

Receive floating rate based on 6-month EURO-LIBOR and pay fixed rate equal to 6.175%.

Broker: Goldman Sachs & Co.
Exp. 05/22/2030                                EC          100              (3)

Receive floating rate based on 6-month EURO-LIBOR minus 0.540% and pay fixed rate equal to 6.250%.

Broker: J.P. Morgan Securities, Inc.
Exp. 01/04/2024                                EC           10        $      0

Receive a fixed rate equal to 7.010% and pay floating rate based on 6-month LIBOR.

Broker: Morgan Stanley Capital Services, Inc.
Exp. 09/20/2005                                 $          200               8

Receive floating rate based on 6-month EURO-LIBOR and pay a fixed rate equal to 6.069%.

Broker: Morgan Stanley Capital Services, Inc.
Exp. 08/25/2030                                EC          100              (2)

Receive a fixed rate equal to 6.790% and pay floating rate based on 3-month LIBOR.

Broker: Goldman Sachs & Co.
Exp. 02/15/2006                                 $          400              14

Receive a fixed rate equal to 6.639% and pay floating rate based on 6-month LIBOR.

Broker: Morgan Stanley Capital Services, Inc.
Exp. 11/14/2005                                            200               6

Receive floating rate based on 6-month Australian Bank Bill and pay a fixed rate equal to 6.396%.

Broker: Morgan Stanley Capital Services, Inc.
Exp. 11/14/2005                                A$          300              (4)
                                                                      $    (15)
                                                                      --------
(f) Securities with an aggregate market value of $228 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:


                                                                     Unrealized
                                                          # of    Appreciation/
Type                                                 Contracts   (Depreciation)
--------------------------------------------------------------------------------
EuroBond 10 Year Note (03/2001)                              3        $      0
United Kingdom Gilt LIF (03/2001)                            2               1
U.S. Treasury 10 Year Note (03/2001)                        10             (21)
                                                                      $    (20)
                                                                      --------


10 See accompanying notes

(g) Foreign forward currency contracts outstanding at December 31, 2000:

                             Principal
                                Amount                           Unrealized
                            Covered by       Settlement       Appreciation/
Type         Currency         Contract            Month      (Depreciation)
--------------------------------------------------------------------------------
Buy                AP                7          02/2001       $           0
Sell                                 7          02/2001                   0
Sell               A$               48          01/2001                  (2)
Buy                                 59          01/2001                   2
Buy                BR               10          01/2001                   0
Buy                                 10          03/2001                   0
Sell               C$               38          03/2001                   0
Sell               SF              505          02/2001                 (18)
Buy                CL            1,200          03/2001                   0
Buy                              3,500          04/2001                   0
Buy                CP           13,900          02/2001                   0
Sell               DK              379          01/2001                  (4)
Sell                               786          03/2001                  (6)
Sell               EC            1,816          02/2001                (135)
Sell                               813          01/2001                 (57)
Buy                              1,079          02/2001                  63
Buy                                 86          04/2001                   1
Buy                                 49          03/2001                   4
Buy                                 19          01/2001                   0
Sell               BP              462          01/2001                 (14)
Buy                GD           17,065          01/2001                  (1)
Buy                H$            1,100          08/2001                   0
Sell                             2,200          08/2001                   1
Sell                             1,000          05/2001                   0
Buy                HF           12,000          01/2001                  (4)
Buy                              3,500          02/2001                   0
Sell                            12,000          01/2001                   0
Sell               JY           28,796          01/2001                  16
Buy                              6,815          01/2001                  (4)
Buy                MP               70          01/2001                   0
Sell               N$              802          01/2001                 (28)
Buy                                 22          01/2001                   0
Buy                PN               40          02/2001                   0
Buy                PP              290          03/2001                   0
Sell                               150          03/2001                   0
Buy                PZ               10          01/2001                   0
Sell                                10          01/2001                   0
Buy                                190          02/2001                   3
Sell                               190          02/2001                  (6)
Buy                                263          03/2001                   5
Sell                               263          03/2001                  (6)
Buy                                250          04/2001                   8
Sell                               250          04/2001                   0
Sell               SK            1,034          03/2001                  (2)
Buy                SR               70          03/2001                   0
Buy                TB              300          04/2001                   0
Buy                TL        9,000,000          02/2001                  (1)
Sell                         9,000,000          02/2001                   0
Buy                TW              205          04/2001                   0
                                                              $        (185)
                                                              -------------

(h) Principal amount denoted in indicated currency:

       AP - Argentine Peso
       A$ - Australian Dollar
       BP - British Pound
       BR - Brazilian Real
       C$ - Canadian Dollar
       CL - Chilean Peso
       CP - Columbian Peso
       DK - Danish Krone
       DM - German Mark
       EC - Euro
       GD - Greek Drachma
       H$ - Hong Kong Dollar
       HF - Hungarian Forint
       IR - Indonesian Rupiah
       JY - Japanese Yen
       KW - South Korean Won
       MP - Mexican Peso
       N$ - New Zealand Dollar
       PN - Peruvian New Sol
       PP - Philippines Peso
       PZ - Polish Zloty
       SK - Swedish Krona
       SR - South Africa Rand
       TB - Thai Baht
       TL - Turkish Lira
       TW - Taiwan Dollar

(i) Subject to a financing transaction.



                                    2000 Annual Report See accompanying notes 11

Notes to Financial Statements
December 31, 2000


1. Organization

The Foreign Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares; Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.


                                                          2000 Annual Report  13

December 31, 2000


3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class' average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                From 01/01/2000
                                        Effective 04/01/2000      to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                           0.25%              0.60%
Administrative Fee                                     0.50%              0.30%
Service Fee                                            0.15%                --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                  Institutional Class      Administrative Class
--------------------------------------------------------------------------------

Foreign Bond Portfolio                          0.75%                     0.90%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                                  U.S. Government/Agency          All Other
                                 -----------------------------------------------
                                   Purchases       Sales   Purchases       Sales
--------------------------------------------------------------------------------
Foreign Bond Portfolio               $   848     $   643     $   918     $   426

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                                         Foreign Bond Portfolio
                                                                        Premium
--------------------------------------------------------------------------------
Balance at 12/31/1999                                                 $       0
Sales                                                                        13
Closing Buys                                                                 (3)
Expirations                                                                 (10)
Exercised                                                                     0
--------------------------------------------------------------------------------
Balance at 12/31/2000                                                 $       0
--------------------------------------------------------------------------------

6. Federal Income Tax Matters

As of December 31, 2000, the Foreign Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.
     Additionally, the Portfolio realized $77,212 of capital losses during the period November 1, 2000 through December 31, 2000 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards:

                                                   Capital Loss Carryforwards
                                               Realized Losses       Expiration
--------------------------------------------------------------------------------

Foreign Bond Portfolio                             $    74,591       12/31/2007
                                                       137,524       12/31/2008


Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

7. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.


8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                         Foreign Bond Portfolio
                                                                           --------------------------------------------------
                                                                            Year Ended 12/31/2000      Period from 02/16/1999
                                                                                                                to 12/31/1999
                                                                             Shares        Amount        Shares        Amount
                                                                           --------------------------------------------------
Receipts for shares sold
   Institutional Class                                                          515      $  4,877             0      $      0
   Administrative Class                                                          63           592         1,057        10,240
Issued as reinvestment of distributions
   Institutional Class                                                           37           349             0             0
   Administrative Class                                                          13           123            24           235
Cost of shares redeemed
   Institutional Class                                                            0             0             0             0
   Administrative Class                                                        (531)       (5,035)         (527)       (4,960)
Net increase resulting from Portfolio share transactions                         97      $    906           554      $  5,515
------------------------------------------------------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                             Number          % of Portfolio Held
--------------------------------------------------------------------------------
Foreign Bond Portfolio
     Administrative Class                         3                           99
     Institutional Class                          1                          100



                                                           2000 Annual Report 15

Report of Independent Accountants


To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Foreign Bond Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001

Federal Income Tax Information (Unaudited)


As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year-end regarding the status of the distributions made to the shareholders.

Capital Gain Distributions. Capital gains distributions paid during the calendar year end were in the amounts as follows:

                                                     Per Share         Per Share
                                                     Long-Term        Short-Term
                                                 Capital Gains     Capital Gains
--------------------------------------------------------------------------------
Foreign Bond Portfolio                               $ 0.25969     $           0




                                                           2000 Annual Report 17

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York


Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO FUNDS DISTRIBUTORS LLC

2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]


                                                PIMCO VARIABLE  INSURANCE  TRUST
                                                        FOREIGN  BOND  PORTFOLIO
                                                           ADMINISTRATIVE  CLASS
                                                                  --------------
                                                                  ANNUAL  REPORT
                                                               December 31, 2000

Contents
Chairman's Letter .........................................................    1
Financial Highlights ......................................................    3
Statement of Assets and Liabilities .......................................    4
Statement of Operations ...................................................    5
Statements of Changes in Net Assets .......................................    6
Statement of Cash Flows ...................................................    7
Notes to Financial Statements .............................................   12
Report of Independent Accountants .........................................   16
Federal Income Tax Information ............................................   17


                                                         Fund       Schedule of
                                                       Summary      Investments
Foreign Bond Portfolio (Administrative Class)...........  2             8-11

Chairman's Letter



Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2001

                                                            2000 Annual Report 1

Foreign Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:

Primarily intermediate maturity hedged non-U.S. fixed income securities

Duration:
5.92 years

Total Net Assets:
$6.1 million

Country Allocation:*

                                  [PIE CHART]

                        United States             40.2%
                        Germany                   12.3%
                        Japan                     12.1%
                        Italy                     10.5%
                        United Kingdom             6.2%
                        France                     4.4%
                        Short-Term Instruments     3.1%
                        Other                     11.2%

                              Quality Breakdown:*

                                  [PIE CHART]

                                AAA      72.7%
                                AA       17.9%
                                A         6.4%
                                BBB       1.9%
                                BB        1.1%

*  % of Total Investments as of December 31, 2000

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 2000

                             Foreign Bond Portfolio
                             (Administrative Class)     J.P. Morgan
                             (Incep. 2/16/1999)         Non-U.S. Index (Hedged)
--------------------------------------------------------------------------------
1 Year                                8.36%                        9.71%
Since Inception*                      3.95%                         --


*  Annualized


CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception


                                    [GRAPH]

             Month               Foreign Bond            J.P. Morgan
                                   Portfolio            Non-U.S. Index
                                 Admin. Class             (Hedged)

          02/28/1999              10,000                    10,000
          03/31/1999              10,069                    10,119
          04/30/1999              10,186                    10,248
          05/31/1999              10,075                    10,205
          06/30/1999               9,857                    10,047
          07/31/1999               9,787                    10,021
          08/31/1999               9,706                    10,039
          09/30/1999               9,693                    10,077
          10/31/1999               9,870                    10,102
          11/30/1999               9,868                    10,160
          12/31/1999               9,942                    10,191
          01/31/2000               9,964                    10,192
          02/29/2000               9,997                    10,267
          03/31/2000              10,119                    10,417
          04/30/2000              10,170                    10,473
          05/31/2000              10,210                    10,557
          06/30/2000              10,286                    10,608
          07/31/2000              10,351                    10,684
          08/31/2000              10,356                    10,686
          09/30/2000              10,392                    10,778
          10/31/2000              10,400                    10,865
          11/30/2000              10,570                    11,058
          12/31/2000              10,773                    11,180

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 3/01/1999, the first full month following the Portfolio's Administrative Class inception on 2/16/1999, compared to the J.P. Morgan Non-U.S. Index (Hedged), an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .    For the one-year period ended December 31, 2000, the Foreign Bond
     Portfolio's Administrative Class performance was 8.36%, underperforming the 9.71% return of its benchmark, the J.P. Morgan non-U.S. Index (Hedged).

 .    Extending the Portfolio's duration added to returns as yields fell worldwide amidst a slowdown in global growth.

 .    A Canadian underweight versus the U.S. aided returns as Canadian rates fell more modestly than U.S. rates.

 .    An overweight in Europe was positive as bonds rallied throughout the year following the ECB's rate hikes and expectations that core inflation would remain stable.

 .    An underweight in Japan was negative. Although Japan was the worst performing bond market, yields fell slightly due to faltering economic growth.

 .    An overweight in the euro was negative. The euro fell versus the U.S.
     dollar over the year, despite a rally in December, as relatively stronger U.S. growth supported the dollar.

 .    Emerging market bonds were slightly negative as investors grew more wary amid slower growth in developed economies.

Financial Highlights
Foreign Bond Portfolio (Administrative Class)
December 31, 2000

Selected Per Share Data for the Year or Period Ended:       12/31/2000        12/31/1999 (b)
                                                           --------------     ---------------
Net asset value beginning of period                        $     9.42         $      10.00
Net investment income (a)                                        0.51                 0.41
Net realized / unrealized gain (loss) on investments (a)         0.25                (0.49)
Total income from investment operations                          0.76                (0.08)
Dividends from net investment income                            (0.52)               (0.41)
Distributions from net realized capital gains                   (0.26)               (0.09)
Total distributions                                             (0.78)               (0.50)
Net asset value end of period                              $     9.40         $       9.42
Total return                                                     8.36%               (0.78)%
Net assets end of period (000s)                            $      924         $      5,215
Ratio of expenses to average net assets                          0.91%(d)             1.10%(c)(d)*
Ratio of net investment income to average net assets             5.38%                4.83%*
Portfolio turnover rate                                           306%                 285%


*Annualized

(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operations on February 16, 1999.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.25% for the period ended December 31, 1999.
(d) Ratio of net expenses to average net assets excluding interest expense is 0.90%.

                                     2000 Annual Report See accompanying notes 3

Statement of Assets and Liabilities
Foreign Bond Portfolio
December 31, 2000
Amounts in thousands, except per share amounts


Assets:
Investments, at value                                                 $  12,347
Cash and foreign currency                                                   250
Receivable for investments sold and forward foreign
  currency contracts                                                        209
Receivable for Portfolio shares sold                                          7
Interest and dividends receivable                                           135
Manager reimbursement receivable                                              6
                                                                         12,954
--------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased and forward foreign
  currency contracts                                                  $   1,841
Payable for financing transactions                                        4,960
Payable for Portfolio shares redeemed                                         4
Accrued investment advisory fee                                               1
Accrued administration fee                                                    3
Other liabilities                                                            36
                                                                          6,845
--------------------------------------------------------------------------------
Net Assets                                                            $   6,109
--------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                                       $   6,421
Undistributed net investment income                                         102
Accumulated undistributed net realized (loss)                              (223)
Net unrealized (depreciation)                                              (191)
                                                                      $   6,109
--------------------------------------------------------------------------------

Net Assets:
Institutional Class                                                   $   5,185
Administrative Class                                                        924

Shares Issued and Outstanding:
Institutional Class                                                         552
Administrative Class                                                         98

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)
Institutional Class                                                   $    9.40
Administrative Class                                                       9.40

Cost of Investments Owned                                             $  12,253
--------------------------------------------------------------------------------
Cost of Foreign Currency Held                                               243
--------------------------------------------------------------------------------

4 See accompanying notes

Statement of Operations

Foreign Bond Portfolio
For the year ended December 31, 2000
Amounts in thousands

Investment Income:
Interest                                                              $     358
   Total Income                                                             358

Expenses:
Investment advisory fees                                                     18
Administration fees                                                          25
Distribution and/or servicing fees - Administrative Class                     1
Interest expense                                                              2
   Total Expenses                                                            46

Net Investment Income                                                       312
--------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments                                          (14)
Net realized (loss) on futures contracts and written options                (66)
Net realized gain on foreign currency transactions                          339
Net change in unrealized appreciation on investments                        200
Net change in unrealized (depreciation) on futures contracts
  and written options                                                       (20)
Net change in unrealized (depreciation) on translation of
  assets and liabilities denominated in foreign currencies                 (291)

   Net Gain                                                                 148

Net Increase in Assets Resulting from Operations                      $     460
--------------------------------------------------------------------------------

                                     2000 Annual Report See accompanying notes 5

Statements of Changes in Net Assets
Foreign Bond Portfolio
December 31, 2000
Amounts in thousands

                                                                                                       Period from
                                                                                Year Ended       February 16, 1999
                                                                         December 31, 2000    to December 31, 1999
                                                                         -----------------    --------------------
Increase (Decrease) in Net Assets from:
Operations
Net investment income                                                         $       312               $      214
Net realized gain (loss)                                                              259                     (169)
Net change in unrealized (depreciation)                                              (111)                     (81)
Net increase (decrease) resulting from operations                                     460                      (36)
------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
   Institutional Class                                                               (155)                       0
   Administrative Class                                                               (81)                    (214)
In excess of net investment income
   Institutional Class                                                                (49)                       0
   Administrative Class                                                               (26)                       0
From net realized capital gains
   Institutional Class                                                               (100)                       0
   Administrative Class                                                               (16)                     (50)
In excess of net realized capital gains
   Institutional Class                                                                (39)                       0
   Administrative Class                                                                (6)                       0

Total Distributions                                                                  (472)                    (264)
------------------------------------------------------------------------------------------------------------------

Fund Share Transactions:
Receipts for shares sold
   Institutional Class                                                              4,877                        0
   Administrative Class                                                               592                   10,240
Issued as reinvestment of distributions
   Institutional Class                                                                349                        0
   Administrative Class                                                               123                      235
Cost of shares redeemed
   Institutional Class                                                                  0                        0
   Administrative Class                                                           (5,035)                  (4,960)
Net increase resulting from Fund share transactions                                   906                    5,515

Total Increase in Net Assets                                                  $       894               $    5,215
------------------------------------------------------------------------------------------------------------------
Net Assets:
Beginning of period                                                                 5,215                        0
End of period *                                                               $     6,109               $    5,215

*Including net undistributed (overdistributed) investment income of:          $       102               $     (76)

6 See accompanying notes

Statement of Cash Flows
Foreign Bond Portfolio
December 31, 2000
Amounts in thousands

Increase (Decrease) in Cash and Foreign Currency from:


Financing Activities
Sales of Portfolio shares                                            $    5,470
Redemptions of Portfolio shares                                          (5,038)
Cash distributions paid                                                       0
Proceeds from financing transactions                                      1,620
Net increase from financing activities                                    2,052

Operating Activities
Purchases of long-term securities and foreign currency                  (31,812)
Proceeds from sales of long-term securities and foreign currency         28,624
Purchases of short-term securities (net)                                    930
Net investment income                                                       311
Change in other receivables/payables (net)                                   75
Net (decrease) from operating activities                                 (1,872)
--------------------------------------------------------------------------------

Net Increase in Cash and Foreign Currency                                   180
--------------------------------------------------------------------------------

Cash and Foreign Currency
Beginning of period                                                          70
End of period                                                        $      250



                                     2000 Annual Report See accompanying notes 7

Schedule of Investments

Foreign Bond Portfolio
December 31, 2000
                                                         Principal
                                                           Amount       Value
                                                           (000s)       (000s)
--------------------------------------------------------------------------------
AUSTRALIA (g)(h) 0.8%
--------------------------------------------------------------------------------

National Australia Bank Ltd.
     7.383% due 05/19/2010 (d)                         $      50       $    50
                                                                       -------
Total Australia                                                             50
                                                                       =======
(Cost $50)

--------------------------------------------------------------------------------
BRAZIL (g)(h) 1.3%
--------------------------------------------------------------------------------

Republic of Brazil
     7.375% due 04/15/2006 (d)                         $       88           82
                                                                       -------
Total Brazil                                                                82
                                                                       =======
(Cost $83)

--------------------------------------------------------------------------------
CANADA (g)(h) 1.1%
--------------------------------------------------------------------------------

Commonwealth of Canada
     5.500% due 06/01/2010                            C$      100           67
                                                                       -------
Total Canada                                                                67
                                                                       =======
(Cost $67)

--------------------------------------------------------------------------------
CAYMAN ISLANDS (g)(h) 2.3%
--------------------------------------------------------------------------------

Capital Credit Card Corp.
     5.625% due 10/15/2004                            DM      200           48
Geldilux Ltd.
     4.848% due 02/12/2002                            EC      100           94
                                                                       -------
Total Cayman Islands                                                       142
                                                                       =======
(Cost $139)

--------------------------------------------------------------------------------
DENMARK (g)(h) 2.6%
--------------------------------------------------------------------------------

Kingdom of Denmark
     4.000% due 02/15/2001 (i)                        DK      300           38
Nykredit AS
     6.000% due 10/01/2029                                    997          120
                                                                       -------
Total Denmark                                                              158
                                                                       =======
(Cost $146)

--------------------------------------------------------------------------------
FRANCE (g)(h) 9.0%
--------------------------------------------------------------------------------

France Telecom SA
     4.587% due 10/11/2001 (d)                        EC      100           94
Republic of France
     5.500% due 04/25/2007                                     30           30
     4.000% due 04/25/2009                                     80           70
     4.000% due 10/25/2009                                    280          246
     5.050% due 04/25/2010                                    110          108
                                                                       -------
Total France                                                               548
                                                                       =======
(Cost $518)

--------------------------------------------------------------------------------
GERMANY (g)(h) 24.8%
--------------------------------------------------------------------------------

Commerzbank AG
     5.514% due 10/25/2032 (d)                        EC      100           94
Depfa Pfandbriefbank AG
     4.750% due 07/15/2008                                     20           18
     5.750% due 03/04/2009 (i)                                 20           19
Eurohypo AG
     4.000% due 04/27/2009                                     22           19
Hypothekenbank in Essen AG
     4.750% due 06/29/2006 (i)                                 50           46
     5.500% due 02/20/2007 (i)                                100           95
     5.250% due 01/22/2008                                     30           28
Landesbank Baden-Wuerttemberg AG
     5.500% due 04/02/2007                                     30           29
Republic of Germany
     6.000% due 07/04/2007 (i)                                300          302
     5.250% due 01/04/2008 (i)                                 90           87
     4.125% due 07/04/2008 (i)                                526          237
     5.250% due 01/04/2011 (i)                                330          320
     6.250% due 01/04/2024 (i)                                 40           42
     6.500% due 07/04/2027                                    100          109
     4.750% due 07/04/2028                                     60           26

Rheinische Hypothekenbank AG
     4.250% due 09/24/2008                            EC       30     $     26

Westdeutsche Landesbank AG
     4.750% due 09/28/2007                                     20           18
                                                                       -------
Total Germany                                                            1,515
                                                                       =======
(Cost $1,401)

--------------------------------------------------------------------------------
ITALY (g)(h) 21.2%
--------------------------------------------------------------------------------

First Italian Auto
Transaction
     5.279% due 07/12/2008 (d)                        EC       70           66

Republic of Italy
     5.750% due 09/15/2002 (i)                                300          286
     4.750% due 07/01/2005                                    130          121
     7.750% due 11/01/2006 (i)                                100          107
     4.500% due 05/01/2009 (i)                                360          323
     4.250% due 11/01/2009 (i)                                 60           53
     5.500% due 11/01/2010 (i)                                110          106
     6.500% due 11/01/2027                                    260          135
     5.250% due 11/01/2029 (i)                                110           96
                                                                       -------
Total Italy                                                              1,293
                                                                       =======
(Cost $1,223)

--------------------------------------------------------------------------------
JAPAN (g)(h) 24.4%
--------------------------------------------------------------------------------

Government of Japan
     3.900% due 06/21/2004 (i)                        JY   28,000          271
     3.400% due 06/20/2005 (i)                             11,300          110
     3.300% due 06/20/2006 (i)                              3,000           29
     2.900% due 12/20/2006 (i)                              2,000           19
     2.700% due 06/20/2007 (i)                             10,000           96
     0.900% due 12/22/2008 (i)                            108,200          904
     1.400% due 06/22/2009 (i)                              7,000           61
                                                                       -------
Total Japan                                                              1,490
                                                                       =======
(Cost $1,567)

--------------------------------------------------------------------------------
MEXICO (g)(h) 1.0%
--------------------------------------------------------------------------------

Banco Nacional de Comercio Exterior
     8.000% due 08/05/2003                               $     10           10

Petroleos Mexicanos
     8.850% due 09/15/2007                                     20           20
     9.375% due 12/02/2008                                     30           31
                                                                       -------
Total Mexico                                                                61
                                                                       =======
(Cost $57)

--------------------------------------------------------------------------------
NETHERLANDS (g)(h) 0.8%
--------------------------------------------------------------------------------

Unilever NV
     4.893% due 09/17/2001                            EC       50           47
                                                                       -------
Total Netherlands                                                           47
                                                                       =======
(Cost $43)

--------------------------------------------------------------------------------
NEW ZEALAND (g)(h) 2.2%
--------------------------------------------------------------------------------

Commonwealth of New Zealand
     4.500% due 02/15/2016                            N$      280          136
                                                                       -------
Total New Zealand                                                          136
                                                                       =======
(Cost $155)

--------------------------------------------------------------------------------
SOUTH KOREA (g)(h) 1.0%
--------------------------------------------------------------------------------

Korea Development Bank
     4.796% due 05/14/2001                            SK       50           24
     1.875% due 02/13/2002                            JY    4,000           35
                                                                       -------
Total South Korea                                                           59
                                                                       =======
(Cost $62)

8 See accompanying notes

                                                         Principal
                                                           Amount       Value
                                                           (000s)       (000s)
--------------------------------------------------------------------------------
SPAIN (g)(h) 5.1%
--------------------------------------------------------------------------------

Kingdom of Spain
  4.950% due 07/30/2005                               EC      130    $     123
  5.150% due 07/30/2009                                       220          104
  4.000% due 01/31/2010                                       100           86
                                                                       -------
Total Spain                                                                313
                                                                       =======
(Cost $302)

--------------------------------------------------------------------------------
SUPRANATIONAL (g)(h) 3.8%
--------------------------------------------------------------------------------

Eurofima
  4.750% due 07/07/2004                               SK    1,200           63
International Bank for Reconstruction &
Development
  7.250% due 04/09/2001                               N$      388          172
                                                                       -------
Total Supranational                                                        235
                                                                       =======
(Cost $278)

--------------------------------------------------------------------------------
SWEDEN (g)(h) 0.7%
--------------------------------------------------------------------------------

Kingdom of Sweden
  5.000% due 01/28/2009                               SK      400           43
                                                                       -------
Total Sweden                                                                43
                                                                       =======
(Cost $39)

--------------------------------------------------------------------------------
UNITED KINGDOM (g)(h) 12.5%
--------------------------------------------------------------------------------

BG Transco Holdings PLC
  7.057% due 12/14/2009                               BP       20           30
British Telecom PLC
  7.722% due 12/15/2003 (d)                           $        50           50
  8.125% due 12/15/2010 (d)                                   100          102
HAUS Ltd.
  3.850% due 12/10/2015 (d)                           EC       61           57
  3.850% due 12/14/2037 (d)                                   100           94
Lloyds Bank PLC
  5.625% due 07/15/2049 (d)                                    40           35
United Kingdom Gilt
  5.750% due 12/07/2009                               BP      250          397
                                                                       -------
Total United Kingdom                                                       765
                                                                       =======
(Cost $770)

--------------------------------------------------------------------------------
UNITED STATES (g)(h) 81.2%
--------------------------------------------------------------------------------

Asset-Backed Securities 8.0%
Advanta Mortgage Loan Trust
  6.945% due 07/25/2026 (d)                           $        23           23
Amresco Residential Securities Mortgage
Loan Trust
  7.121% due 06/25/2029 (d)                                    39           39
Circuit City Credit Card Master
Trust
  6.851% due 02/15/2006 (d)                                   100          100
CS First Boston Mortgage
Securities Corp.
  6.880% due 12/15/2030 (d)                                   100          100
First Alliance Mortgage Loan Trust
  6.853% due 12/20/2027 (d)                                    24           24
MLCC Mortgage Investors, Inc.
  6.265% due 03/15/2025 (d)                                    77           77
Novastar Home Equity Loan
  6.885% due 04/25/2028 (d)                                    60           59
Providian Home Equity Loan Trust
  6.900% due 06/25/2025 (d)                                    58           58
PSB Lending Home Loan Owner Trust
  6.830% due 05/20/2018                                         6            6
                                                                       -------
                                                                           486
                                                                       =======
Corporate Bonds & Notes 13.3%
Bear Stearns Cos., Inc.
  7.010% due 03/28/2003 (d)                                    30           30
Beckman Instruments, Inc.
  7.100% due 03/04/2003                                         3            3
Beneficial Canada, Inc.
  6.350% due 04/01/2002                               C$       30           20
CMS Energy Corp.
  8.125% due 05/15/2002                               $         3            3
DaimlerChrysler Holdings
  6.960% due 08/23/2002 (d)                                    30           30
Donaldson, Lufkin & Jenrette, Inc.
   7.210% due 04/25/2003 (d)                          $        50      $    50
Finova Capital Corp.
   6.910% due 06/18/2003 (d)                                  100           63
Ford Motor Credit Co.
   1.000% due 12/22/2003                              JY    1,000            9
   1.200% due 02/07/2005                                    6,000           52
General Motors Acceptance Corp.
   6.875% due 09/09/2004                              BP      150          231
J.P. Morgan & Co., Inc.
   6.541% due 02/15/2012 (d)                          $        10            9
Jones Intercable, Inc.
   8.875% due 04/01/2007                                        3            3
KFW International Finance, Inc.
   1.750% due 03/23/2010                              JY   11,000           98
Oneok, Inc.
   7.411% due 04/24/2002 (d)                          $       100          100
Sprint Capital Corp.
   5.875% due 05/01/2004                                       10           10
TXU Corp.
   7.315% due 06/25/2001 (d)                                  100          100
                                                                       -------
                                                                           811
                                                                       =======
Mortgage-Backed Securities 37.5%
Crusade Global Trust
   7.050% due 05/15/2021 (d)                                  100          100
Freddie Mac
   6.500% due 08/15/2023                                       70           70
Government National Mortgage Association
   7.000% due 04/20/2030-01/23/2031 (c)(d)                  1,172          638
   6.000% due 06/20/2030-01/23/2031 (c)(d)                  2,148        1,118
J.P. Morgan Commercial Mortgage
Finance Corp.
   6.902% due 04/15/2010 (d)                                   97           97
Medallion Trust
   6.471% due 07/12/2031 (d)                                   87           87
Residential Funding Mortgage
Securities, Inc.
   7.051% due 05/12/2032 (d)                                  183          183
                                                                       -------
                                                                         2,293
                                                                       =======
U.S. Government Agencies 3.1%
Fannie Mae
   6.375% due 06/15/2009                                       80           82
Freddie Mac
   7.000% due 03/15/2010                                      100          107
                                                                       -------
                                                                           189
                                                                       =======
U.S. Treasury Obligations 19.3%
Treasury Inflation Protected
Securities (b)(i)
   3.625% due 07/15/2002                                      934          936
   3.625% due 04/15/2028                                      108          106
U.S. Treasury Strip
   0.000% due 02/15/2015 (i)                                  300          137
                                                                       -------
                                                                         1,179
                                                                       -------
Total United States                                                      4,958
                                                                       =======
(Cost $4,968)

--------------------------------------------------------------------------------
PURCHASED CALL OPTIONS 0.0%
--------------------------------------------------------------------------------

U.S. Treasury Note (OTC)
   5.500% due 02/15/2008
   Strike @ 112.000 Exp. 02/28/2001                         1,000            0
                                                                       -------
Total Purchased Call Options                                                 0
                                                                       =======
(Cost $0)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.3%
--------------------------------------------------------------------------------

Repurchase Agreement 6.3%
State Street Bank
   6.000% due 01/02/2001                                      385          385
   (Dated 12/29/2000
   Collateralized by Freddie Mac
   6.680% due 12/28/2001 valued at $396
   Repurchase proceeds are $385.)

                                                                       -------
Total Short-Term                                                           385
                                                                       =======
Instruments
(Cost $385)



                                     2000 Annual Report See accompanying notes 9

Foreign Bond Portfolio
December 31, 2000

                                                                        Value
                                                                        (000s)
--------------------------------------------------------------------------------
Total Investments (a) 202.1%                                         $  12,347
(Cost $12,253)

Other Assets and Liabilities (Net) (102.1%)                             (6,238)
                                                                     ---------

Net Assets 100.0%                                                    $   6,109
                                                                     =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $12,288 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $     320

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                          (261)
                                                                     ---------
Unrealized appreciation-net                                          $      59
                                                                     =========

(b) Principal amount of the security is adjusted for inflation.

(c) Securities are grouped together by coupon or range of coupons and represent a range of maturities.

(d) Variable rate security. The rate listed is as of December 31, 2000.

(e) Swap agreements outstanding at December 31, 2000:

                                                                   Unrealized
                                                     Notional     Appreciation/
Type                                                  Amount     (Depreciation)
--------------------------------------------------------------------------------
Receive floating rate based on 6-month
Australian Bank Bill and pay a fixed rate equal to 6.667%.

Broker: Morgan Stanley Capital
Services, Inc.
Exp. 09/20/2005                                 A$      300       $       (6)

Receive floating rate based on 3-month Canadian Bank Bill and pay a fixed rate equal to 6.248%.

Broker: Royal Bank of Canada
Exp. 08/02/2005                                 C$      600       $      (10)

Receive floating rate based on 3-month LIBOR and pay a fixed rate equal to 6.910%.

Broker: Goldman Sachs & Co.
Exp. 02/15/2006                                 H$    3,000       $      (12)

Receive floating rate based on 3-month Canadian Bank Bill and pay fixed rate equal to 6.515%.

Broker: J.P. Morgan Securities, Inc.
Exp. 05/10/2002                                 C$      250       $       (2)

Receive floating rate based on 6-month JY-LIBOR and pay fixed rate equal to 2.020%.

Broker: Goldman Sachs & Co.
Exp. 05/18/2010                                 JY   17,000               (4)

Receive floating rate based on 6-month EURO-LIBOR and pay fixed rate equal to 6.175%.

Broker: Goldman Sachs & Co.
Exp. 05/22/2030                                 EC      100               (3)

Receive floating rate based on 6-month EURO-LIBOR minus 0.540% and pay fixed rate equal to 6.250%.

Broker: J.P. Morgan Securities, Inc.
Exp. 01/04/2024                                 EC       10       $        0

Receive a fixed rate equal to 7.010% and pay floating rate based on 6-month LIBOR.

Broker: Morgan Stanley Capital
Services, Inc.
Exp. 09/20/2005                                  $      200                8

Receive floating rate based on 6-month
EURO-LIBOR and pay a fixed rate equal to 6.069%.

Broker: Morgan Stanley Capital
Services, Inc.
Exp. 08/25/2030                                 EC      100               (2)

Receive a fixed rate equal to 6.790% and pay floating rate based on 3-month LIBOR.

Broker: Goldman Sachs & Co.
Exp. 02/15/2006                                  $      400               14

Receive a fixed rate equal to 6.639%
and pay floating rate based on 6-month LIBOR.

Broker: Morgan Stanley Capital
Services, Inc.
Exp. 11/14/2005                                         200                6

Receive floating rate based on
6-month Australian Bank Bill and
pay a fixed rate equal to 6.396%.

Broker: Morgan Stanley Capital
Services, Inc.
Exp. 11/14/2005                                 A$      300               (4)
                                                                   ---------
                                                                   $     (15)
                                                                   =========
(f) Securities with an aggregate market value of $228 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                                                                    Unrealized
                                                          # of    Appreciation/
Type                                                 Contracts    (Depreciation)
--------------------------------------------------------------------------------
EuroBond 10 Year Note (03/2001)                              3      $       0
United Kingdom Gilt LIF (03/2001)                            2              1
U.S. Treasury 10 Year Note (03/2001)                        10            (21)
                                                                    ---------
                                                                    $     (20)
                                                                    =========
10 See accompanying notes

--------------------------------------------------------------------------------

(g) Foreign forward currency contracts outstanding at December 31, 2000:

                              Principal
                                 Amount                           Unrealized
                              Covered by         Settlement      Appreciation/
Type         Currency         Contract              Month        (Depreciation)
--------------------------------------------------------------------------------
Buy          AP                      7             02/2001     $        0
Sell                                 7             02/2001              0
Sell         A$                     48             01/2001             (2)
Buy                                 59             01/2001              2
Buy          BR                     10             01/2001              0
Buy                                 10             03/2001              0
Sell         C$                     38             03/2001              0
Sell         SF                    505             02/2001            (18)
Buy          CL                  1,200             03/2001              0
Buy                              3,500             04/2001              0
Buy          CP                 13,900             02/2001              0
Sell         DK                    379             01/2001             (4)
Sell                               786             03/2001             (6)
Sell         EC                  1,816             02/2001           (135)
Sell                               813             01/2001            (57)
Buy                              1,079             02/2001             63
Buy                                 86             04/2001              1
Buy                                 49             03/2001              4
Buy                                 19             01/2001              0
Sell         BP                    462             01/2001            (14)
Buy          GD                 17,065             01/2001             (1)
Buy          H$                  1,100             08/2001              0
Sell                             2,200             08/2001              1
Sell                             1,000             05/2001              0
Buy          HF                 12,000             01/2001             (4)
Buy                              3,500             02/2001              0
Sell                            12,000             01/2001              0
Sell         JY                 28,796             01/2001             16
Buy                              6,815             01/2001             (4)
Buy          MP                     70             01/2001              0
Sell         N$                    802             01/2001            (28)
Buy                                 22             01/2001              0
Buy          PN                     40             02/2001              0
Buy          PP                    290             03/2001              0
Sell                               150             03/2001              0
Buy          PZ                     10             01/2001              0
Sell                                10             01/2001              0
Buy                                190             02/2001              3
Sell                               190             02/2001             (6)
Buy                                263             03/2001              5
Sell                               263             03/2001             (6)
Buy                                250             04/2001              8
Sell                               250             04/2001              0
Sell         SK                  1,034             03/2001             (2)
Buy          SR                     70             03/2001              0
Buy          TB                    300             04/2001              0
Buy          TL              9,000,000             02/2001             (1)
Sell                         9,000,000             02/2001              0
Buy          TW                    205             04/2001              0
                                                               ----------
                                                               $     (185)
                                                               ==========

--------------------------------------------------------------------------------

(h) Principal amount denoted in indicated currency:

     AP - Argentine Peso
     A$ - Australian Dollar
     BP - British Pound
     BR - Brazilian Real
     C$ - Canadian Dollar
     CL - Chilean Peso
     CP - Columbian Peso
     DK - Danish Krone
     DM - German Mark
     EC - Euro
     GD - Greek Drachma
     H$ - Hong Kong Dollar
     HF - Hungarian Forint
     IR - Indonesian Rupiah
     JY - Japanese Yen
     KW - South Korean Won
     MP - Mexican Peso
     N$ - New Zealand Dollar
     PN - Peruvian New Sol
     PP - Philippines Peso
     PZ - Polish Zloty
     SK - Swedish Krona
     SR - South Africa Rand
     TB - Thai Baht
     TL - Turkish Lira
     TW - Taiwan Dollar

(i) Subject to a financing transaction.

                                    2000 Annual Report See accompanying notes 11

Notes to Financial Statements

December 31, 2000



1. Organization

The Foreign Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares; Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

                                                           2000 Annual Report 13

December 31, 2000



3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on each share class' average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                From 01/01/2000
                                          Effective 04/01/2000    to 03/31/2000
--------------------------------------------------------------------------------
Advisory Fee                                             0.25%            0.60%
Administrative Fee                                       0.50%            0.30%
Service Fee                                              0.15%              --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                    Institutional Class     Administrative Class
--------------------------------------------------------------------------------
Foreign Bond Portfolio                            0.75%                    0.90%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                                    U.S. Government/Agency         All Other
                                   ---------------------------------------------
                                    Purchases       Sales     Purchases    Sales
--------------------------------------------------------------------------------
Foreign Bond Portfolio              $     848    $    643     $     918   $  426

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                                          Foreign Bond Portfolio
                                                          ----------------------
                                                                         Premium
--------------------------------------------------------------------------------
Balance at 12/31/1999                                                 $       0
Sales                                                                        13
Closing Buys                                                                (3)
Expirations                                                                (10)
Exercised                                                                     0
--------------------------------------------------------------------------------
Balance at 12/31/2000                                                 $       0
--------------------------------------------------------------------------------

6. Federal Income Tax Matters

As of December 31, 2000, the Foreign Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $77,212 of capital losses during the period November 1, 2000 through December 31, 2000 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards:

                                                 Capital Loss Carryforwards
                                                --------------------------------
                                                Realized Losses       Expiration
--------------------------------------------------------------------------------
Foreign Bond Portfolio                              $     74,591      12/31/2007
                                                         137,524      12/31/2008

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

7. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                              Foreign Bond Portfolio
                                                               -------------------------------------------------------
                                                                Year Ended 12/31/2000           Period from 02/16/1999
                                                                                                         to 12/31/1999
                                                                Shares         Amount         Shares            Amount
                                                               -------------------------------------------------------
Receipts for shares sold
   Institutional Class                                             515      $   4,877              0       $         0
-----------------------------------------------------------    -------------------------------------------------------
   Administrative Class                                             63            592          1,057            10,240
-----------------------------------------------------------    -------------------------------------------------------
Issued as reinvestment of distributions
   Institutional Class                                              37            349              0                 0
-----------------------------------------------------------    -------------------------------------------------------
   Administrative Class                                             13            123             24               235
-----------------------------------------------------------    -------------------------------------------------------
Cost of shares redeemed
   Institutional Class                                               0              0              0                 0
-----------------------------------------------------------    -------------------------------------------------------
   Administrative Class                                           (531)        (5,035)          (527)           (4,960)
-----------------------------------------------------------    -------------------------------------------------------
Net increase resulting from Portfolio share transactions            97      $     906            554       $     5,515
===========================================================    =======================================================


The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                                  Number     % of Portfolio Held
--------------------------------------------------------------------------------
Foreign Bond Portfolio
     Administrative Class                              3                      99
     Institutional Class                               1                     100

                                                           2000 Annual Report 15

Report of Independent Accountants



To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Foreign Bond Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001

Federal Income Tax Information (Unaudited)




As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year-end regarding the status of the distributions made to the shareholders.

Capital Gain Distributions. Capital gains distributions paid during the calendar year end were in the amounts as follows:

                                                       Per Share       Per Share
                                                       Long-Term      Short-Term
                                                   Capital Gains   Capital Gains
--------------------------------------------------------------------------------
Foreign Bond Portfolio                             $     0.25969     $         0

                                                           2000 Annual Report 17

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York




Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]


                                                  PIMCO VARIABLE INSURANCE TRUST
                                        LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS

                                                               -----------------
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Contents
Chairman's Letter .................................................1
Financial Highlights ..............................................3
Statement of Assets and Liabilities ...............................4
Statement of Operations ...........................................5
Statements of Changes in Net Assets ...............................6
Statement of Cash Flows ...........................................7
Notes to Financial Statements .....................................9
Report of Independent Accountants ................................13

                                                                Fund         Schedule of
                                                                Summary      Investments
Long-Term U.S. Government Bond Portfolio (Institutional Class) ....2              8

Chairman's Letter


Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.


Sincerely,


/s/ Brent R. Harris


Brent R. Harris
Chairman

January 31, 2001

                                                            2000 Annual Report 1

Long-Term U.S. Government Bond Portfolio

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily long-term maturity fixed income securities

Duration:
10.85 years

Total Net Assets:
$9.6 million

Sector Breakdown:*

                                    [GRAPH]

                       U.S. Treasury Obligations   54.6%
                       U.S. Government Agencies    12.9%
                       Short-Term Instruments      12.3%
                       Corporate Bonds and Notes   12.2%
                       Mortgage-Backed Securities   5.3%
                       Other                        2.7%

Quality Breakdown:*

                                    [GRAPH]

                                 AAA    79.1%
                                  AA     9.4%
                                   A    11.5%

*% of Total Investments as of December 31, 2000

PERFORMANCE

--------------------------------------------------------------------------------
TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 2000
--------------------------------------------------------------------------------

                      Long-Term U.S. Gov't. Bond
                      Portfolio (Institutional Class)   Lehman Long-Term
                      (Incep. 4/10/2000)                Treasury Index
--------------------------------------------------------------------------------
6 Months                          11.97%                     10.21%
Since Inception                   11.32%                        --


CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception

                                    [GRAPH]

                 Month         Long-Term U.S.            Lehman
                               Government Bond     Long-Term Treasury
                                 Portfolio               Index
                                Instl. Class

               04/30/2000          10,000                10,000
               05/31/2000           9,957                 9,964
               06/30/2000          10,207                10,180
               07/31/2000          10,414                10,355
               08/31/2000          10,668                10,591
               09/30/2000          10,552                10,463
               10/31/2000          10,765                10,626
               11/30/2000          11,097                10,962
               12/31/2000          11,429                11,220

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/10/2000 compared to the Lehman Long-Term Treasury Index, an unmanaged market index.

PORTFOLIO INSIGHTS

 .  The Long-Term U.S. Government Bond Portfolio Institutional Class returned
   11.97% for the six-month period ended December 31, 2000, outperforming the 10.21% return of the benchmark Lehman Long-Term Treasury Index over the same period.
 .  The Portfolio's below benchmark duration detracted from performance.
 .  Exposure to intermediate maturities added to returns as the shift in Fed policy helped these maturities rally the most.
 .  Real return bonds added to relative returns, outperforming like-duration
   Treasuries as real yields fell.
 . Premiums from written options were positive as interest rates remained within an anticipated range.

Financial Highlights

Long-Term U.S. Government Bond Portfolio (Institutional Class)
December 31, 2000

Selected Per Share Data for the Year or Period Ended:         12/31/2000 (b)
                                                              --------------

Net asset value beginning of period                           $      9.90
Net investment income (a)                                            0.43
Net realized / unrealized gain on investments (a)                    0.66
Total income from investment operations                              1.09
Dividends from net investment income                                (0.43)
Total distributions                                                 (0.43)
Net asset value end of period                                 $     10.56
Total return                                                        11.32%
Net assets end of period (000s)                               $        10
Ratio of expenses to average net assets                              0.50%*
Ratio of net investment income to average net assets                 5.97%*
Portfolio turnover rate                                               533%

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 10, 2000.

                                     2000 Annual Report See accompanying notes 3

Statement of Assets and Liabilities

Long-Term U.S. Government Bond Portfolio
December 31, 2000

Amounts in thousands, except per share amounts

Assets:

Investments, at value                                         $        13,031
Cash                                                                        1
Receivable for investments sold                                         1,252
Interest and dividends receivable                                         182
Variation margin receivable                                                 1
Manager reimbursement receivable                                            3
Other Assets                                                                1
                                                                       14,471
--------------------------------------------------------------------------------

Liabilities:

Payable for financing transactions                            $         4,824
Written options outstanding                                                 4
Payable for Portfolio shares redeemed                                       3
Accrued investment advisory fee                                             2
Accrued administration fee                                                  2
Accrued servicing fee                                                       1
                                                                        4,836
--------------------------------------------------------------------------------

Net Assets                                                    $         9,635
--------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                               $         8,964
Undistributed net investment income                                       112
Accumulated undistributed net realized gain                                63
Net unrealized appreciation                                               496
                                                              $         9,635
--------------------------------------------------------------------------------

Net Assets:

Institutional Class                                           $            10
Administrative Class                                                    9,625

Shares Issued and Outstanding:

Institutional Class                                                         1
Administrative Class                                                      911

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                           $         10.56
Administrative Class                                                    10.56

Cost of Investments Owned                                     $        12,547
--------------------------------------------------------------------------------

4 See accompanying notes

Statement of Operations

Long-Term U.S. Government Bond Portfolio
For the year ended December 31, 2000

Amounts in thousands


Investment Income:

Interest                                                      $            540
   Total Income                                                            540

Expenses:

Investment advisory fees                                                    24
Administration fees                                                         21
Distribution and/or servicing fees - Administrative Class                    8
Trustees' fees                                                               1
Interest expense                                                             1
   Total Expenses                                                           55

Net Investment Income                                                      485
--------------------------------------------------------------------------------

Net Realized and Unrealized Gain:

Net realized gain on investments                                           250
Net realized gain on futures contracts and written options                  84
Net change in unrealized appreciation on investments                       824
Net change in unrealized appreciation on futures contracts
  and written options                                                       12
   Net Gain                                                              1,170

Net Increase in Assets Resulting from Operations              $          1,655
--------------------------------------------------------------------------------



                                     2000 Annual Report See accompanying notes 5

Statements of Changes in Net Assets

Long-Term U.S. Government Bond Portfolio
December 31, 2000

Amounts in thousands

                                                                                         Year Ended    Period from April 30, 1999
                                                                                  December 31, 2000          to December 31, 1999
                                                                                  -----------------    --------------------------
Increase (Decrease) in Net Assets from:


Operations

Net investment income                                                                $          485                $          248
Net realized gain (loss)                                                                        334                          (159)
Net change in unrealized appreciation (depreciation)                                            836                          (340)
Net increase (decrease) resulting from operations                                             1,655                          (251)
---------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                          (84)                            0
   Administrative Class                                                                        (401)                         (248)
In excess of net investment income
   Institutional Class                                                                            0                             0
   Administrative Class                                                                           0                             0
From net realized capital gains
   Institutional Class                                                                            0                             0
   Administrative Class                                                                           0                             0
In excess of net realized capital gains
   Institutional Class                                                                            0                             0
   Administrative Class                                                                           0                             0

Total Distributions                                                                            (485)                         (248)
---------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                                                        2,173                             0
   Administrative Class                                                                       4,531                        12,755
Issued as reinvestment of distributions
   Institutional Class                                                                           86                             0
   Administrative Class                                                                         400                           234
Cost of shares redeemed
   Institutional Class                                                                       (2,328)                            0
   Administrative Class                                                                      (3,570)                       (5,317)
Net increase resulting from Fund share transactions                                           1,292                         7,672

Total Increase in Net Assets                                                         $        2,462                $        7,173
---------------------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                           7,173                             0
End of period *                                                                      $        9,635                $        7,173

*Including net undistributed (overdistributed) investment income of:                 $          112                $            0

6 See accompanying notes

Statement of Cash Flows

Long-Term U.S. Government Bond Portfolio
December 31, 2000

Amounts in thousands

Increase (Decrease) in Cash from:

Financing Activities

Sales of Portfolio shares                                     $           6,703
Redemptions of Portfolio shares                                          (5,896)
Cash distributions paid                                                       0
Proceeds from financing transactions                                      1,531
Net increase from financing activities                                    2,338

Operating Activities

Purchases of long-term securities                                       (49,244)
Proceeds from sales of long-term securities                              44,396
Purchases of short-term securities (net)                                  2,064
Net investment income                                                       485
Change in other receivables/payables (net)                                  (38)
Net (decrease) from operating activities                                 (2,337)
--------------------------------------------------------------------------------

Net Increase in Cash                                                          1
--------------------------------------------------------------------------------

Cash

Beginning of period                                                           0
End of period                                                 $               1



                                     2000 Annual Report See accompanying notes 7

Schedule of Investments

Long-Term U.S. Government Bond Portfolio
December 31, 2000

                                                   Principal
                                                      Amount            Value
                                                      (000s)           (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 16.6%
--------------------------------------------------------------------------------

Banking & Finance 10.4%
Bank One Corp.
   6.790% due 05/07/2002 (d)                        $    200         $    200
Donaldson, Lufkin & Jenrette, Inc.
   7.250% due 07/18/2003 (d)                             100              100
Ford Motor Credit Co.
   7.110% due 06/02/2003 (d)                             200              200
   7.173% due 07/18/2005 (d)                             200              199
General Motors Acceptance Corp.
   6.950% due 03/10/2003 (d)                             200              200
   7.015% due 07/21/2003 (d)                             100              100
                                                                     --------
                                                                          999
                                                                     --------
Industrials 2.1%
DaimlerChrysler Holdings
   7.001% due 08/16/2004 (d)                             200              198
                                                                     --------

Utilities 4.1%
Scana Corp.
   7.393% due 07/15/2002 (d)                             100              100
WorldCom, Inc.
   6.920% due 11/26/2001 (d)                             300              299
                                                                     --------
                                                                          399
                                                                     --------
Total Corporate Bonds & Notes                                           1,596
(Cost $1,599)                                                        --------

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 17.4%
--------------------------------------------------------------------------------

Federal Home Loan Bank
   5.950% due 12/10/2008                                 100               97
   6.650% due 10/21/2013                                 200              194
Financing Corp.
  10.700% due 10/06/2017                                 650              953
Freddie Mac
   6.100% due 12/29/2006                                 100               99
Tennessee Valley Authority
   0.000% due 11/01/2021                               1,750              336
                                                                     --------
Total U.S. Government Agencies                                          1,679
(Cost $1,604)                                                        --------

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 73.8%
--------------------------------------------------------------------------------

Treasury Inflation Protected Securities (e)
   3.625% due 07/15/2002 (b)                             109              109
U.S. Treasury Bonds
   7.625% due 02/15/2025                                 300              380
   9.250% due 02/15/2016                                 100              138
   8.875% due 02/15/2019                                 100              137
   8.750% due 08/15/2020                               1,500            2,062
   8.125% due 05/15/2021                                 900            1,175
   6.000% due 02/15/2026                               1,150            1,212
   6.250% due 05/15/2030                                 750              838
U.S. Treasury Strips
   0.000% due 05/15/2013                               1,400              714
   0.000% due 02/15/2015                                 100               46
   0.000% due 11/15/2021                               1,000              306
                                                                     --------
Total U.S. Treasury Obligations                                         7,117
(Cost $6,780)                                                        --------

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 7.1%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 7.1%
Fannie Mae 3.1%
   7.000% due 10/25/2022                                 260              265
   6.500% due 01/25/2024                                  39               37
Freddie Mac 4.0%
   6.750% due 03/15/2007                                  79               79
   7.000% due 07/15/2023                                  42               41
   6.000% due 12/15/2028                                 213              189
   6.000% due 05/15/2029                                  89               76
                                                                     --------
Total Mortgage-Backed Securities                                          687
(Cost $614)                                                          --------

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 3.6%
--------------------------------------------------------------------------------

CS First Boston Mortgage Securities Corp.
   6.880% due 12/15/2030 (d)                             100              100
SLM Student Loan Trust
   6.406% due 10/27/2025 (d)                             250              247
                                                                     --------
Total Asset-Backed Securities                                             347
(Cost $345)                                                          --------

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 16.7%
--------------------------------------------------------------------------------

Commercial Paper 12.4%
Becton Dickinson & Co.
   6.110% due 04/09/2001                                 400              393
Detroit Edison Co.
   7.040% due 01/29/2001                                 200              200
Executive Jet, Inc.
   6.490% due 02/09/2001                                 400              397
Verizon Global Funding Corp.
   6.300% due 03/06/2001                                 200              198
                                                                     --------
                                                                        1,188
                                                                     --------
Repurchase Agreement 4.0%
State Street Bank
   6.000% due 01/02/2001                                 388              388
   (Dated 12/29/2000.                                                --------
   Collateralized by Fannie Mae
   6.000% due 09/24/2001 valued at $396.
   Repurchase proceeds are $388.)

U.S. Treasury Bills 0.3%
   5.307% due 05/17/2000(b)                               30               29
                                                                     --------
Total Short-Term Instruments                                            1,605
(Cost $1,605)                                                        --------


Total Investments (a) 135.2%                                         $ 13,031
(Cost $12,547)

Written Options (c) (0.0%)                                                 (4)
(Premiums $11)

Other Assets and Liabilities (Net) (35.2%)                             (3,392)
                                                                     --------

Net Assets 100.0%                                                    $  9,635
                                                                     --------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $12,554 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                       $    483

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                           (6)
                                                                     --------

Unrealized appreciation-net                                          $    477
                                                                     --------

(b) Securities with an aggregate market value of $138 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                                                         # of      Unrealized
Type                                                Contracts    Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 10 Year Note (03/2001)                        4        $      6
U.S. Treasury 30 Year Bond (03/2001)                        2               0
                                                                     --------
                                                                     $      6
                                                                     --------

(c) Premiums received on written options:

                                                 # of
Type                                        Contracts     Premium       Value
--------------------------------------------------------------------------------
Put - CBOT U.S. Treasury Bond March Futures
   Strike @ 96.000 Exp. 03/21/2001                 10     $     6    $      0

Call - CBOT U.S. Treasury Bond June Futures
   Strike @ 112.000 Exp. 05/26/2001                10           5           4
                                                          -------------------
                                                          $    11    $      4
                                                          -------------------

(d) Variable rate security. The rate listed is as of December 31, 2000.

(e) Principal amount of the security is adjusted for inflation.

8 See accompanying notes

Notes to Financial Statements
December 31, 2000


1. Organization

The Long-Term U.S. Government Bond Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on April 30, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

                                                            2000 Annual Report 9

December 31, 2000


Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                From 01/01/2000
                                      Effective 04/01/2000        to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                         0.25%                0.40%
Administrative Fee                                   0.25%                0.25%
Service Fee                                          0.15%                  --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                     Institutional Class   Administrative Class
--------------------------------------------------------------------------------

Long Term U.S. Gov't
     Bond Portfolio                                0.50%                  0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                                 U.S. Government/Agency        All Other
                                ------------------------------------------------
                                  Purchases      Sales    Purchases      Sales
--------------------------------------------------------------------------------
Long-Term U.S. Gov't
   Bond Portfolio                  $ 46,936   $ 45,243     $  2,084   $    200

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                          Long-Term U.S. Gov't. Bond Portfolio
                                          --------------------------------------
                                                                       Premium
--------------------------------------------------------------------------------
Balance at 12/31/1999                                                 $      0
Sales                                                                       11
Closing Buys                                                                 0
Expirations                                                                  0
Exercised                                                                    0
--------------------------------------------------------------------------------
Balance at 12/31/2000                                                 $     11
--------------------------------------------------------------------------------

6. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.

                                                           2000 Annual Report 11

December 31, 2000


7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                        Long-Term U.S. Government Bond Portfolio
                                                                -------------------------------------------------------
                                                                  Year Ended 12/31/2000         Period from  04/30/1999
                                                                                                          to 12/31/1999
                                                                 Shares          Amount          Shares          Amount
                                                                -------------------------------------------------------
Receipts for shares sold
   Institutional Class                                              219        $  2,173               0        $      0
   Administrative Class                                             459           4,531           1,319          12,755
Issued as reinvestment of distributions
   Institutional Class                                                9              86               0               0
   Administrative Class                                              41             400              25             234
Cost of shares redeemed
   Institutional Class                                             (227)         (2,328)              0               0
   Administrative Class                                            (367)         (3,570)           (566)         (5,317)

Net increase resulting from Portfolio share transactions            134        $  1,292             778        $  7,672
-----------------------------------------------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                                 Number     % of Portfolio Held
--------------------------------------------------------------------------------
Long-Term U.S. Government Bond Portfolio
     Administrative Class                             3                      99
     Institutional Class                              1                     100

Report of Independent Accountants


To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Long-Term U.S. Government Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Long-Term U.S. Government Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001

                                                           2000 Annual Report 13

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC

2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]

                                                  PIMCO VARIABLE INSURANCE TRUST
                                                     LOW DURATION BOND PORTFOLIO
                                                             INSTITUTIONAL CLASS


                                                                   -------------
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Contents
Chairman's Letter ................................... 1
Financial Highlights ................................ 3
Statement of Assets and Liabilities ................. 4
Statement of Operations ............................. 5
Statements of Changes in Net Assets ................. 6
Notes to Financial Statements ....................... 8
Report of Independent Accountants ...................12

                                                        Fund        Schedule of
                                                       Summary      Investments

Low Duration Bond Portfolio (Institutional Class) ....... 2               7

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman


January 31, 2001


                                                            2000 Annual Report 1

Low Duration Bond Portfolio

PORTFOLIO CHARACTERISTICS

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily short maturity fixed income securities

Duration:
1.50 years

Total Net Assets:
$6.2 million

                              Sector Breakdown:*

                                   [GRAPH]

                      Mortgage-Backed Securities   62.3%
                      Corporate Bonds and Notes    22.6%
                      Asset-Backed Securities       6.7%
                      Other                         8.4%

                              Quality Breakdown:*

                                    [GRAPH]

                                 AAA     74.8%
                                 AA       6.2%
                                 A        7.3%
                                 BBB     11.7%

* % of Total Investments as of December 31, 2000

PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 2000

                    Low Duration Bond Portfolio
                    (Institutional Class)               Merrill Lynch
                    (Incep. 4/10/2000)                  1-3 Year Treasury Index
-------------------------------------------------------------------------------
6 Months                      4.53%                             4.86%
Since Inception               6.13%                               --

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception

                                    [GRAPH]


                                Low              Merril
                              Duration            Lynch
                                Bond            1-3 Year
                             Portfolio          Treasury
              Month         Instl. Class          Index

           04/30/2000          10,000             10,000
           05/31/2000          10,026             10,041
           06/30/2000          10,165             10,145
           07/31/2000          10,226             10,209
           08/31/2000          10,305             10,285
           09/30/2000          10,382             10,359
           10/31/2000          10,434             10,414
           11/30/2000          10,544             10,513
           12/31/2000          10,626             10,638

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/10/2000, compared to the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

PORTFOLIO INSIGHTS

 .    The Low Duration Bond Portfolio Institutional Class underperformed its benchmark, returning 4.53% for the six-month period ended December 31, 2000, versus a return of 4.86% for its benchmark, the Merrill Lynch 1-3 year Treasury Index.

 .    Maintaining a below-Index duration, or sensitivity to interest rate changes, negatively impacted returns as interest rates fell throughout the period.

 .    Our broader-than-Index maturity structure was slightly positive as intermediate rates rallied significantly.

 .    Holdings of mortgage-backed securities were slightly negative as they underperformed the all-Treasury benchmark.

 .    Limited holdings of investment grade corporate securities detracted from returns due to heightened investor risk aversion.

 .    High yield holdings were limited and had a minimal impact on performance.

 .    Emerging market holdings were positive due to investors' perceptions of improving fundamentals of many emerging economies.

Financial Highlights

Low Duration Bond Portfolio (Institutional Class)
December 31, 2000

Selected Per Share Data for the Year or Period Ended:         12/31/2000 (b)

Net asset value beginning of period                           $           9.70
Net investment income (a)                                                 0.46
Net realized / unrealized gain on investments (a)                         0.12
Total income from investment operations                                   0.58
Dividends from net investment income                                     (0.46)
Total distributions                                                      (0.46)
Net asset value end of period                                 $           9.82
Total return                                                              6.13%
Net assets end of period (000s)                               $          5,430
Ratio of expenses to average net assets                                   0.50%*
Ratio of net investment income to average net assets                      6.49%*
Portfolio turnover rate                                                    165%

*    Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b)  Commenced operations on April 10, 2000.

                                     2000 Annual Report See accompanying notes 3

Statement of Assets and Liabilities

Low Duration Bond Portfolio
December 31, 2000
Amounts in thousands, except per share amounts


Assets:
Investments, at value                                               $    10,143
Cash and foreign currency                                                     3
Receivable for Portfolio shares sold                                         25
Interest and dividends receivable                                            67
Manager reimbursement receivable                                              6
Other assets                                                                  1
                                                                         10,245
-------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased and forward
foreign currency contracts                                          $     3,792
Payable for financing transactions                                          267
Payable for Portfolio shares redeemed                                         2
Accrued investment advisory fee                                               1
Accrued administration fee                                                    1
Other liabilities                                                            10
                                                                          4,073
-------------------------------------------------------------------------------

Net Assets                                                          $     6,172
-------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                                     $     6,253
(Overdistributed) net investment income                                      (3)
Accumulated undistributed net realized (loss)                               (77)
Net unrealized (depreciation)                                                (1)
                                                                    $     6,172
-------------------------------------------------------------------------------

Net Assets:
Institutional Class                                                 $     5,430
Administrative Class                                                        742


Shares Issued and Outstanding:
Institutional Class                                                         553
Administrative Class                                                         76


Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Institutional Class                                                $       9.82
Administrative Class                                                       9.82

Cost of Investments Owned                                          $     10,134
-------------------------------------------------------------------------------
Cost of Foreign Currency Held                                                 3
-------------------------------------------------------------------------------

4   See accompanying notes

Statement of Operations

Low Duration Bond Portfolio
For the year ended December 31, 2000
Amounts in thousands


Investment Income:
Interest                                                            $       382
 Total Income                                                               382


Expenses:
Investment advisory fees                                                     16
Administration fees                                                          14
 Total Expenses                                                              30

Net Investment Income                                                       352
-------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments                                          (74)
Net realized gain on futures contracts and written options                    8
Net realized (loss) on foreign currency transactions                         (3)
Net change in unrealized appreciation on investments                        124
Net change in unrealized (depreciation) on translation
  of assets and liabilities denominated in foreign currencies                (1)

 Net Gain                                                                    54

Net Increase in Assets Resulting from Operations                    $       406
-------------------------------------------------------------------------------

                                     2000 Annual Report See accompanying notes 5

Statements of Changes in Net Assets

Low Duration Bond Portfolio
December 31, 2000
Amounts in thousands

                                                                 Period from February
                                                    Year Ended               16, 1999
Increase (Decrease) in Net Assets from:      December 31, 2000   to December 31, 1999

Operations
Net investment income                        $            352    $               255
Net realized (loss)                                       (69)                    (3)
Net change in unrealized appreciation
  (depreciation)                                          123                   (124)
Net increase resulting from operations                    406                    128
------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
 Institutional Class                                     (250)                     0
 Administrative Class                                    (102)                  (263)
In excess of net investment income
 Institutional Class                                        0                      0
 Administrative Class                                       0                      0
From net realized capital gains
 Institutional Class                                        0                      0
 Administrative Class                                       0                      0
In excess of net realized capital gains
 Institutional Class                                        0                      0
 Administrative Class                                       0                      0

Total Distributions                                      (352)                  (263)
------------------------------------------------------------------------------------

Fund Share Transactions:
Receipts for shares sold
 Institutional Class                                    5,187                      0
 Administrative Class                                     783                 10,150
Issued as reinvestment of distributions
 Institutional Class                                      256                      0
 Administrative Class                                      95                    236
Cost of shares redeemed
 Institutional Class                                      (80)                     0
 Administrative Class                                  (5,272)                (5,102)
Net increase resulting from Fund share
  transactions                                            969                  5,284

Total Increase in Net Assets                 $          1,023    $             5,149
------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                     5,149                      0
End of period *                              $          6,172    $             5,149

*Including net undistributed
  (overdistributed) investment income of:    $             (3)   $                 0

6   See accompanying notes

Schedule of Investments

Low Duration Bond Portfolio
December 31, 2000
                                                          Principal
                                                             Amount       Value
                                                             (000s)      (000s)

CORPORATE BONDS & NOTES 37.0%

Banking & Finance 14.6%

Bear Stearns Cos., Inc.
     7.133% due 08/01/2002 (d)                              $   100     $   100
Donaldson, Lufkin & Jenrette, Inc.
     7.250% due 07/18/2003 (d)                                  100         100
Ford Motor Credit Co.
     6.927% due 03/19/2002 (d)                                  250         250
General Motors Acceptance Corp.
     7.015% due 07/21/2003 (d)                                  200         200
Morgan Stanley, Dean Witter, Discover and Co.
     6.190% due 04/15/2002 (d)                                  250         250
                                                                        -------
                                                                            900
Industrials 12.1%                                                       -------

British Telecom PLC
     7.722% due 12/15/2003 (d)                                  100         101
Petroleos Mexicanos
     8.401% due 07/15/2005 (d)                                  250         252
Time Warner, Inc.
     6.100% due 12/30/2001                                      250         249
Witco Corp.
     6.600% due 04/01/2003                                      150         148
                                                                        -------
                                                                            750
Utilities 10.3%                                                         -------

Connecticut Light &
Power Co.
     7.750% due 06/01/2002                                      200         203
Pacific Gas & Electric Co.
     7.057% due 10/31/2001 (d)                                  100          88
Telekomunikacja Polska SA
     7.125% due 12/10/2003                                      100          98
TXU Corp.
     5.940% due 10/15/2001                                      250         249
                                                                        -------
                                                                            638
                                                                        -------
Total Corporate Bonds & Notes                                             2,288
(Cost $2,294)                                                           -------

U.S. TREASURY OBLIGATIONS 6.1%

Treasury Inflation Protected Securities (e)
     3.625% due 07/15/2002                                      109         109
     3.375% due 01/15/2007 (f)                                  275         270
                                                                        -------
Total U.S. Treasury Obligations                                             379
(Cost $368)                                                             -------

MORTGAGE-BACKED SECURITIES 102.3%

Collateralized Mortgage Obligations 31.7%

Fannie Mae
     7.100% due 12/25/2023                                      249         251
     7.067% due 09/01/2040 (d)                                  199         201
Freddie Mac
     6.976% due 07/15/2028 (d)                                  237         238
     7.070% due 11/15/2030 (d)                                  100         100
General Electric Capital Mortgage Services, Inc.
     6.500% due 03/25/2024                                      379         369
PNC Mortgage Securities Corp.
     7.750% due 08/25/2030                                       94          95
Structured Asset Securities Corp.
     6.750% due 07/25/2029                                      146         146
     7.750% due 07/25/2030                                      462         469
Torrens Trust
     6.886% due 07/15/2031 (d)                                   88          88
                                                                        -------
                                                                          1,957
Fannie Mae 19.9%                                                        -------
     8.000% due 01/16/2031 (d)                                  700         717
     8.500% due 01/23/2031                                      500         515
                                                                        -------
                                                                           1232
                                                                        -------

Federal Housing Administration 9.2%
     7.430% due 10/01/2020                                      581         571
                                                                        -------
Government National Mortgage Association 41.5%
     8.000% due 01/23/2031                                    2,500       2,564
                                                                        -------
Total Mortgage-Backed Securities                                          6,324
(Cost $6,321)                                                           -------

ASSET-BACKED SECURITIES 11.0%

Accredited Mortgage Loan Trust
     6.946% due 02/25/2030 (d)                                  227         228
Bayview Financial Acquisition Trust
     7.006% due 11/25/2030 (d)                                  200         200
Circuit City Credit Card Master Trust
     6.856% due 02/15/2006 (d)                                  250         250
                                                                        -------
Total Asset-Backed Securities                                               678
(Cost $677)                                                             -------

SHORT-TERM INSTRUMENTS 7.7%

Commercial Paper 3.2%
Abbey National North America
     6.590% due 01/24/2001                                      100         100
General Electric Capital Corp.
     6.520% due 01/19/2001                                      100         100
                                                                        -------
                                                                            200
Repurchase Agreement 4.5%                                               -------
State Street Bank
     6.000% due 01/02/2001                                      274         274
     (Dated 12/29/2000. Collateralized by
     Federal Home Loan Bank
     7.620% due 09/09/2009 valued at $281.
     Repurchase proceeds are $274.)

                                                                        -------
Total Short-Term Instruments                                                474
(Cost $474)                                                             -------

Total Investments (a) 164.1%                                            $10,143
(Cost $10,134)

Other Assets and Liabilities (Net) (64.1%)                               (3,971)
                                                                        -------

Net Assets 100.0%                                                       $ 6,172
                                                                        -------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $10,134 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                               50

Aggregate gross unrealized depreciation
for all investments in which there was an excess of tax
cost over value.                                                            (41)
                                                                        -------

Unrealized appreciation-net                                                   9
                                                                        -------

(b) Foreign forward currency contracts outstanding at December 31, 2000:

                               Principal
                                  Amount                          Unrealized
                              Covered by     Settlement        Appreciation/
Type        Currency            Contract          Month       (Depreciation)
--------------------------------------------------------------------------------
Buy               EC                 200        02/2001       $            0
Sell                                  50        02/2001                    0
                                                              --------------
                                                              $            0
                                                              --------------

(c) Principal amount denoted in indicated currency:

        EC - Euro

(d) Variable rate security. The rate listed is as of December 31, 2000.

(e) Principal amount of the security is adjusted for inflation.

(f) Subject to a financing transaction.

                                     2000 Annual Report See accompanying notes 7

Notes to Financial Statements
December 31, 2000

1. Organization

The Low Duration Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on February 16, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the

Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                From 01/01/2000
                                        Effective 04/01/2000      to 03/31/2000
--------------------------------------------------------------------------------
Advisory Fee                                    0.25%                 0.40%
Administrative Fee                              0.25%                 0.25%
Service Fee                                     0.15%                   --


                                                            2000 Annual Report 9

December 31, 2000

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):


                                 Institutional Class       Administrative Class
--------------------------------------------------------------------------------
Low Duration Bond Portfolio                     0.50%                     0.65%


PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):


                            U.S. Government/Agency            All Other
                            ----------------------------------------------------
                             Purchases     Sales      Purchases       Sales
--------------------------------------------------------------------------------
Low Duration Bond Portfolio  $  11,867    $ 8,904     $   2,088      $  995

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                                    Low Duration Bond Portfolio
                                                    ----------------------------
                                                               Premium
--------------------------------------------------------------------------------
Balance at 12/31/1999                                      $       0
Sales                                                              7
Closing Buys                                                      (1)
Expirations                                                       (6)
Exercised                                                          0
--------------------------------------------------------------------------------
Balance at 12/31/2000                                      $       0
--------------------------------------------------------------------------------

6. Federal Income Tax Matters

As of December 31, 2000, the Low Duration Bond Portfolio had remaining capital loss carryforwards that were realized during the current year.

     Additionally, the Portfolio realized $1,931 of capital losses during the period November 1, 2000 through December 31, 2000 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                                 Capital Loss Carryforwards
                                             -----------------------------------
                                             Realized Losses         Expiration
--------------------------------------------------------------------------------
Low Duration Bond Portfolio                         $ 74,354         12/31/2008

     Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):


                                                                      Low Duration Bond Portfolio
                                                           ------------------------------------------------
                                                           Year Ended 12/31/2000     Period from 02/16/1999
                                                                                              to 12/31/1999
                                                               Shares     Amount          Shares     Amount
                                                           ------------------------------------------------
Receipts for shares sold
  Institutional Class                                           535       $5,187               0        $ 0
  Administrative Class                                           80          783           1,028     10,150
Issued as reinvestment of distributions
  Institutional Class                                            26          256               0          0
  Administrative Class                                           10           95              24        236
Cost of shares redeemed
  Institutional Class                                            (8)         (80)              0          0
  Administrative Class                                         (543)      (5,272)           (523)    (5,102)

Net increase resulting from Portfolio share transactions        100         $969             529    $ 5,284
-----------------------------------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                    Number      % of Portfolio Held
-------------------------------------------------------------------
Low Duration Bond Portfolio
Administrative Class                     3                       99
Institutional Class                      1                      100

8. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.

                                                           2000 Annual Report 11

Report of Independent Accountants

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Low Duration Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Low Duration Bond Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.

PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]




                                                  PIMCO VARIABLE INSURANCE TRUST
                                                  TOTAL RETURN BOND PORTFOLIO II
                                                             INSTITUTIONAL CLASS
                                                                   -------------
                                                                   ANNUAL REPORT
                                                               December 31, 2000

Contents
Chairman's Letter ........................................................    1
Financial Highlights .....................................................    3
Statement of Assets and Liabilities ......................................    4
Statement of Operations ..................................................    5
Statements of Changes in Net Assets ......................................    6
Notes to Financial Statements ............................................    9
Report of Independent Accountants ........................................   13


                                                            Fund     Schedule of
                                                           Summary   Investments
Total Return Bond Portfolio II (Institutional Class).........  2         7-8

Chairman's Letter



Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2001


                                                            2000 Annual Report 1

Total Return Bond Portfolio II

PORTFOLIO CHARACTERISTICS

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management

Portfolio:
Primarily intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions

Duration:
4.45 years

Total Net Assets:
$5.7 million

                              Sector Breakdown:*

                                    [GRAPH]

                    Mortgage-Backed Securities       61.6%
                    Corporate Bonds and Notes        16.6%
                    U.S. Treasury Obligations         9.8%
                    Asset-Backed Securities           8.9%
                    Other                             3.1%

                              Quality Breakdown:*

                                    [GRAPH]

                                AAA      82.4%
                                AA        7.1%
                                A         5.9%
                                BBB       4.6%

PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 2000

                           Total Return Bond Portfolio II
                           (Institutional Class)            Lehman Brothers
                           (Incep. 4/10/2000)               Aggregate Bond Index
--------------------------------------------------------------------------------
6 Months                           6.29%                            7.35%
Since Inception                    7.41%                              --

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000 $10,000 invested at inception

                                    [GRAPH]

                   Month        Lehman Brothers      Aggregate Bond
                               Total Return Bond         Index
                                  Portfolio II
                                  Instl. Class

                04/30/2000           10,000             10,000
                05/31/2000            9,986              9,995
                06/30/2000           10,167             10,203
                07/31/2000           10,235             10,296
                08/31/2000           10,401             10,445
                09/30/2000           10,416             10,511
                10/31/2000           10,492             10,580
                11/30/2000           10,715             10,753
                12/31/2000           10,807             10,953


Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/10/2000, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index.

PORTFOLIO INSIGHTS

 .    The Total Return Bond Portfolio II Institutional Class returned 6.29% for the six-month period ended December 31, 2000, underperforming the 7.35% return of the benchmark Lehman Brothers Aggregate Bond Index.

 .    The Portfolio's duration was below that of the Index at the start of the period during a time of rising interest rates. In the second half of the year, PIMCO extended duration beyond that of the Index following a shift in our secular forecast from neutral to bullish. Both strategies had a positive impact on returns.

 .    An increased overweight in mortgages added slightly to returns due to superior credit quality and relatively high yields.

 .    An underweight in investment grade corporates throughout the period helped returns significantly as prices declined in anticipation of slowing growth. PIMCO focused on high quality, short maturity issues.

*% of Total Investments as of December 31, 2000

Financial Highlights
Total Return Bond Portfolio II (Institutional Class)
December 31, 2000
Selected Per Share Data for the Year or Period Ended:             12/31/2000 (b)

Net asset value beginning of period                                   $  10.02
Net investment income (a)                                                 0.50
Net realized / unrealized gain on investments (a)                         0.22
Total income from investment operations                                   0.72
Dividends from net investment income                                     (0.50)
Total distributions                                                      (0.50)
Net asset value end of period                                         $  10.24
Total return                                                              7.41%
Net assets end of period (000s)                                       $  3,499
Ratio of expenses to average net assets                                   0.50%*
Ratio of net investment income to average net assets                      6.90%*
Portfolio turnover rate                                                    937%

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 10, 2000.

                                   2000 Annual Report See accompanying notes   3

Statement of Assets and Liabilities
Total Return Bond Portfolio II
December 31, 2000
Amounts in thousands, except per share amounts


Assets:
Investments, at value                                                 $  12,881
Receivable for investments sold                                             876
Interest and dividends receivable                                            75
Manager reimbursement receivable                                              5
Other Assets                                                                  1
                                                                         13,838
--------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased                                     $   6,825
Payable for financing transactions                                        1,098
Due to Custodian                                                            137
Written options outstanding                                                   9
Accrued investment advisory fee                                               1
Accrued administration fee                                                    1
Other liabilities                                                            65
                                                                          8,136
--------------------------------------------------------------------------------

Net Assets                                                            $   5,702
--------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                                       $   5,564
Undistributed net investment income                                          66
Accumulated undistributed net realized (loss)                               (17)
Net unrealized appreciation                                                  89
                                                                      $   5,702
--------------------------------------------------------------------------------

Net Assets:
Institutional Class                                                   $   3,499
Administrative Class                                                      2,203

Shares Issued and Outstanding:
Institutional Class                                                         342
Administrative Class                                                        215

Net Asset Value and Redemption Price Per Share
  (Net Assets Per Share Outstanding)
Institutional Class                                                   $   10.24
Administrative Class                                                      10.24

Cost of Investments Owned                                             $  12,713
--------------------------------------------------------------------------------


4  See accompanying notes

Statement of Operations

Total Return Bond Portfolio II
For the year ended December 31, 2000

Amounts in thousands


Investment Income:
Interest                                                              $     386
   Total Income                                                             386

Expenses:
Investment advisory fees                                                     16
Administration fees                                                          13
Distribution and/or servicing fees - Administrative Class                     2
Interest expense                                                              1
   Total Expenses                                                            32

Net Investment Income                                                       354
--------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments                                             90
Net realized gain on futures contracts and written options                    1
Net change in unrealized appreciation on investments                        142
Net change in unrealized (depreciation) on futures contracts
   and written options                                                       (2)
   Net Gain                                                                 231

Net Increase in Assets Resulting from Operations                      $     585
--------------------------------------------------------------------------------



                                     2000 Annual Report See accompanying notes 5

Statements of Changes in Net Assets
Total Return Bond Portfolio II
December 31, 2000
Amounts in thousands

                                                                                   Period from
                                                                     Year Ended   May 28, 1999
                                                                    December 31,  to December 31,
Increase (Decrease) in Net Assets from:                                    2000         1999

Operations
Net investment income                                                  $    354    $    166
Net realized gain (loss)                                                     91         (42)
Net change in unrealized appreciation (depreciation)                        140         (51)
Net increase resulting from operations                                      585          73
-------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
     Institutional Class                                                   (167)          0
     Administrative Class                                                  (187)       (166)
In excess of net investment income
     Institutional Class                                                      0           0
     Administrative Class                                                     0           0
From net realized capital gains
     Institutional Class                                                      0           0
     Administrative Class                                                     0           0
In excess of net realized capital gains
     Institutional Class                                                      0           0
     Administrative Class                                                     0           0

Total Distributions                                                        (354)       (166)
-------------------------------------------------------------------------------------------

Fund Share Transactions:
Receipts for shares sold
     Institutional Class                                                  3,250           0
     Administrative Class                                                     0      10,106
Issued as reinvestment of distributions
     Institutional Class                                                    172           0
     Administrative Class                                                   182         151
Cost of shares redeemed
     Institutional Class                                                      0           0
     Administrative Class                                                (3,261)     (5,036)
Net increase resulting from Fund share transactions                         343       5,221

Total Increase in Net Assets                                           $    574    $  5,128
-------------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                                       5,128           0
End of period *                                                        $  5,702    $  5,128

*Including net undistributed (overdistributed) investment income of:   $     66    $     (1)




6  See accompanying notes

Schedule of Investments
Total Return Bond Portfolio II
December 31, 2000
                                                        Principal
                                                           Amount         Value
                                                           (000s)         (000s)

   CORPORATE BONDS & NOTES 37.4%

Banking & Finance 18.1%
Bank One Corp.
     6.780% due 05/07/2002 (d)                             $  100        $  100
Bear Stearns Cos., Inc.
     7.086% due 08/01/2002 (d)                                100           100
Ford Motor Credit Co.
     6.927% due 03/19/2002 (d)                                180           179
General Motors Acceptance Corp.
     7.090% due 07/21/2004 (d)                                200           200
Heller Financial, Inc.
     7.115% due 07/24/2002 (d)                                100           100
Morgan Stanley, Dean Witter, Discover
and Co.
     6.883% due 04/15/2002 (d)                                250           250
UBS Preferred Funding Trust I
     8.622% due 10/29/2049                                    100           105
                                                                         ------
                                                                          1,034
                                                                         ------
Industrials 11.4%
Coastal Corp.
     7.290% due 03/01/2002 (d)                                250           250
DaimlerChrysler Holding
     7.350% due 12/16/2002 (d)                                100           100
Mesa Industrial Development Authority
     5.625% due 01/01/2029                                    100           103
Premium Asset Trust
     7.029% due 09/08/2007                                    200           200
                                                                         ------
                                                                            653
                                                                         ------
Utilities 7.9%
Commonwealth Edison
     7.285% due 09/30/2003 (d)                                100           100
DTE Capital Corp.
     7.110% due 11/15/2038 (d)                                250           251
WorldCom, Inc.
     7.050% due 11/26/2001 (d)                                100           100
                                                                         ------
                                                                            451
                                                                         ------
Total Corporate Bonds & Notes                                             2,138
(Cost $2,127)                                                            ------

   U.S. GOVERNMENT AGENCIES 6.8%

Fannie Mae
     6.300% due 06/01/2004 (g)                                250           250
Federal Home Loan Bank
     0.000% due 06/29/2018 (g)                                500           138
                                                                         ------
Total U.S. Government Agencies                                              388
(Cost $382)                                                              ------

   U.S. TREASURY OBLIGATIONS 22.2%

Treasury Inflation Protected Securities (e)
     3.625% due 07/15/2002 (b)                                326           327
U.S. Treasury Bonds
     9.250% due 02/15/2016                                    100           138
     8.875% due 02/15/2019                                    100           137
     8.750% due 08/15/2020 (g)                                300           412
     8.125% due 05/15/2021                                    100           131
     7.125% due 02/15/2023                                    100           119
                                                                         ------
Total U.S. Treasury Obligations                                           1,264
(Cost $1,209)                                                            ------

   MORTGAGE-BACKED SECURITIES 139.3%

Collateralized Mortgage Obligations 12.4%
Chase Mortgage Finance Corp.
     7.120% due 08/25/2029 (d)                                258           258
Government National Mortgage Association
     7.130% due 09/20/2030 (d)                                196           194
Morgan Stanley Capital
     7.460% due 02/15/2020                                    246           255
                                                                         ------
                                                                            707
                                                                         ------
Fannie Mae 1.7%
     6.000% due 01/16/2031                                    100            97
                                                                         ------
Federal Housing Administration 73.2%
     6.500% due 01/23/2031                                  4,220         4,173
                                                                         ------
Freddie Mac 3.8%
     6.000% due 01/16/2031 (d)                                 30            28
     6.751% due 01/01/2028 (d)                                 49            50
     6.900% due 07/01/2027 (d)                                 38            39
     7.000% due 01/16/2031                                    100           100
                                                                         ------
                                                                            217
                                                                         ------
Government National Mortgage Association 48.2%
     6.500% due 05/20/2030 (d)                                 98            98
     7.000% due 01/23/2031                                  2,400         2,411
     7.375% due 02/20/2027 (d)                                133           134
     7.500% due 01/23/2031                                    100           101
                                                                         ------
                                                                          2,744
                                                                         ------
Total Mortgage-Backed Securities                                          7,938
(Cost $7,843)                                                            ------

   ASSET-BACKED SECURITIES 20.1%

AFC Home Equity Loan Trust
     6.920% due 06/25/2030 (d)                                187           187
Ameriquest Mortgage Securities, Inc.
     6.938% due 06/15/2030                                     91            91
     6.918% due 07/15/2030 (d)                                188           188
Conseco Recreational Enthusiast
Consumer Trust
     7.562% due 10/15/2007                                     77            79
Freemont Home Loan Owner Trust
     7.016% due 12/25/2029 (d)                                151           151
GRMT II LLC
     6.870% due 06/20/2032 (d)                                175           175
Irwin Home Equity
     6.995% due 06/25/2021 (d)                                175           175
Providian Gateway Master Trust
     6.840% due 03/15/2007                                    100           100
                                                                         ------
Total Asset-Backed Securities                                             1,146
(Cost $1,145)                                                            ------

   PURCHASED PUT OPTIONS 0.0%

Government National Mortgage Association
     6.500% due 03/22/2031
     Strike 85.344 Exp. 02/27/2001                          4,000             1
                                                                         ------
Total Purchased Put Options                                                   1
(Cost $1)                                                                ------

   SHORT-TERM INSTRUMENTS 0.1%

Repurchase Agreement 0.1%
State Street Bank
     6.000% due 01/02/2001                                      6             6
     (Dated 12/29/2000. Collateralized by Fannie Mae
     5.800% due 03/15/2002 valued at $10.
     Repurchase proceeds are $6.)
                                                                         ------
Total Short-Term Instruments                                                  6
(Cost $6)                                                                ------

Total Investments (a) 225.9%                                            $12,881
(Cost $12,713)

Written Options (c) (0.2%)                                                   (9)
(Premiums $5)

Other Assets and Liabilities (Net) (125.7%)                              (7,170)
                                                                         -------

Net Assets 100.0%                                                        $5,702
                                                                         ------


                                    2000 Annual Report See accompanying notes  7

Total Return Bond Portfolio II
December 31, 2000

                                                        Principal
                                                           Amount         Value
                                                           (000s)         (000s)

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $12,726 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $     171

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                            (16)
                                                                      ---------
Unrealized appreciation-net                                           $     155
                                                                      ---------
(b) Securities with an aggregate market value of $217 have been segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2000:

                                                                    Unrealized
                                                       # of        Appreciation/
Type                                                Contracts     (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond (03/2001)                    1             $       1
U.S. Treasury 2 Year Note (03/2001)                     2                    (4)
                                                                      ---------
                                                                      $      (3)
                                                                      ---------
(c) Premiums received on written options:

                                                    # of
Type                                              Contracts    Premium    Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury Note March Futures
     Strike @ 105.000 Exp. 02/17/2001                 9      $     4     $    9


Put - CBOT U.S. Treasury Note March Futures
     Strike @ 100.000 Exp. 02/17/2001                 8            1          0
                                                             ------------------
                                                             $     5     $    9
                                                             ------------------

(d) Variable rate security. The rate listed is as of December 31, 2000.

(e) Principal amount of the security is adjusted for inflation.

(f) Swap agreements outstanding at December 31, 2000:

                                                         Notional    Unrealized
Type                                                      Amount  (Depreciation)
--------------------------------------------------------------------------------
Receive floating rate based on 3-month LIBOR and pay the counterparty the notional amount of $1.74 million at the time of maturity.

Broker: Morgan Stanley Capital Services, Inc.          $      400     $     (65)
Exp. 11/15/2021                                                       ---------

(g) Subject to a financing transaction.



8    See accompanying notes

Notes to Financial Statements

December 31, 2000



1. Organization

The Total Return Bond Portfolio II (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on May 28, 1999.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Trust is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

                                                            2000 Annual Report 9

December 31, 2000



Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Fund sells the security becomes insolvent, a Fund's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Fund with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Delayed Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Portfolio in the same manner as forward currency contracts discussed above.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                 From 01/01/2000
                                           Effective 04/01/2000    to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                              0.25%            0.40%
Administrative Fee                                        0.25%            0.25%
Service Fee                                               0.15%              --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                      Institutional Class   Administrative Class
--------------------------------------------------------------------------------

Total Return Bond Portfolio II                      0.50%                  0.65%


PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.

     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.


4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                                  U.S. Government/Agency          All Other
                                ------------------------------------------------
                                   Purchases      Sales      Purchases     Sales
--------------------------------------------------------------------------------

Total Return Bond Portfolio II     $  90,046   $ 84,677      $   3,337  $  2,123


5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                                  Total Return Bond Portfolio II
                                                  ------------------------------
                                                                       Premium
--------------------------------------------------------------------------------
Balance at 12/31/1999                                                  $      0
Sales                                                                        11
Closing Buys                                                                 (5)
Expirations                                                                  (1)
Exercised                                                                     0
--------------------------------------------------------------------------------
Balance at 12/31/2000                                                  $      5
--------------------------------------------------------------------------------


                                                           2000 Annual Report 11

December 31, 2000



6. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                      Total Return Bond Portfolio II
                                                             Year Ended 12/31/2000        Period from 05/28/1999
                                                                                                   to 12/31/1999
                                                              Shares        Amount         Shares         Amount

Receipts for shares sold

   Institutional Class                                           325      $  3,250              0       $      0
   Administrative Class                                            0             0          1,016         10,106

Issued as reinvestment of distributions

   Institutional Class                                            17           172              0              0
   Administrative Class                                           18           182             15            151

Cost of shares redeemed

   Institutional Class                                             0             0              0              0
   Administrative Class                                         (325)       (3,261)          (509)        (5,036)

Net increase resulting from Portfolio share transactions          35      $    343            522       $  5,221
-----------------------------------------------------------  ---------------------------------------------------


The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                                 Number     % of Portfolio Held

Total Return Bond Portfolio II
     Administrative Class                             1                     100
     Institutional Class                              1                     100

Report of Independent Accountants



To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Total Return Bond Portfolio II



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Total Return Bond Portfolio II (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001



                                                           2000 Annual Report 13

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.


Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York

Trustees and Officers
     Brent R. Harris, Chairman and Trustee
     R. Wesley Burns, President and Trustee
     Guilford C. Babcock, Trustee
     E. Philip Cannon, Trustee
     Vern O. Curtis, Trustee
     J. Michael Hagan, Trustee
     Thomas P. Kemp, Sr., Trustee
     William J. Popejoy, Trustee
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company LLC
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Custodian
     State Street Bank & Trust Co.
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902

                                                                 [LOGO OF PIMCO]


                                                  PIMCO VARIABLE INSURANCE TRUST
                                          STOCKSPLUS GROWTH AND INCOME PORTFOLIO
                                                             INSTITUTIONAL CLASS
                                                                   -------------
                                                                   ANNUAL REPORT
                                                               December 31, 2000

2000

Contents
Chairman's Letter .............................................1
Financial Highlights ..........................................3
Statement of Assets and Liabilities ...........................4
Statement of Operations .......................................5
Statements of Changes in Net Assets ...........................6
Notes to Financial Statements ................................10
Report of Independent Accountants ............................14
Federal Income Tax Information ...............................15


                                                           Fund      Schedule of
                                                           Summary   Investments
StocksPLUS Growth and Income Portfolio
 (Institutional Class) ........................................2         7-9

Chairman's Letter

Dear PIMCO Variable Insurance Trust Shareholder:

During the year, the U.S. equity markets experienced significant turbulence with the S&P 500 Composite Stock Price Index finishing the 12-month period ended December 31, 2000 at -9.11% and the NASDAQ Composite Index at -39.28%. In sharp contrast, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, was up 11.63% for the year.

U.S. Treasuries had a strong year posting double-digit returns. Yields plunged as much as 1.37%, with the sharpest declines coming in the middle of the yield curve. A rally in intermediate Treasuries during the fourth quarter amid clear signs of slower economic growth and the prospect for lower fed fund rates produced a steepening of the 5- to 30-year portion of the curve, which was relatively flat when the year began.

The Federal Reserve raised rates six times to cool the economy between June 1999 and May 2000, based upon the assumption that inflation posed the greatest risk to sustainable growth. Leaving rates unchanged during the second half of the year, the central bank shifted emphasis away from inflation at its December meeting and set the stage for an easing cycle. In fulfillment of this expectation, the Fed acted to lower the fed funds rate by 0.50% on two occasions during January 2001 to 5.50%.

The latter portion of 2000 provided abundant evidence of a weakening U.S. economy. The government reported that the U.S. economy expanded at a 2.2% annual rate in the third quarter, the weakest pace in four years and less than half of the 5.6% rate posted in the second quarter. Unemployment claims, among the first harbingers of a downturn, rose sharply. Consumer confidence began to fall, despite holding at near record highs for most of the year. Industrial production declined, while dozens of diverse companies issued warnings that profits would slow.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman

January 31, 2001


                                                           2000 Annual Report  1

StocksPLUS Growth and Income Portfolio


PORTFOLIO CHARACTERISTICS

Objective:
Total return which exceeds that of the S&P 500 Index

Portfolio:
Primarily S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities

Duration:
0.64 years

Total Net Assets:
$272.8 million

Sector Breakdown:*

[GRAPH]

Mortgage- Backed Securities 44.4%
  Corporate Bonds and Notes 24.7%
     Short-Term Instruments 14.3%
    Asset-Backed Securities  6.2%
                      Other 10.4%


Quality Breakdown:*

[GRAPH]

                        AAA 61.3%
                         AA  9.9%
                          A  8.6%
                        BBB 12.7%
                         BB  4.8%
                          B  2.7%



*% of Total Investments as of December 31, 2000


PERFORMANCE

TOTAL RETURN INVESTMENT PERFORMANCE For the Period Ended December 31, 2000

                    StocksPLUS Growth and Income
                    Portfolio (Institutional Class)
                    (Incep. 4/28/2000)                      S&P 500 Index
--------------------------------------------------------------------------------
6 Months                           -8.26%                       -8.72%
Since Inception                    -7.91%                          --


CUMULATIVE RETURNS THROUGH DECEMBER 31, 2000
$10,000 invested at inception
$10.7 (in thousands)

                                    [GRAPH]

                           StocksPLUS Growth
                               and Income
                               Portfolio                 S&P 500
      Month                  Instl. Class                 Index

    04/30/2000                   10,000                   10,000
    05/31/2000                    9,803                    9,795
    06/30/2000                   10,038                   10,036
    07/31/2000                    9,907                    9,879
    08/31/2000                   10,567                   10,493
    09/30/2000                   10,012                    9,939
    10/31/2000                    9,927                    9,897
    11/30/2000                    9,179                    9,117
    12/31/2000                    9,209                    9,161

Past performance is not an indication of future results. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 5/01/2000, the first full month following the Portfolio's Institutional Class inception on 4/28/2000, compared to the S&P 500 Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.


PORTFOLIO INSIGHTS

 .    In sharp contrast to recent years, 2000 proved to be a very difficult environment for the equity market as investor fears associated with a weakening economy led to significant losses.
 .    The StocksPLUS Growth and Income Portfolio Institutional Class returned a negative 8.26% for the six-month period ended December 31, 2000, outperforming the total return of the S&P 500 Index by 0.46%.
 .    Short-duration mortgages were relatively neutral for returns as the negative impact of heightened market volatility was offset by relatively high yields.
 .    Corporates hurt performance due to increased investor risk aversion in general while specific credits lost value due to concern about eroding liquidity.
 .    Real return bonds added to relative returns, outperforming similar-duration
     Treasuries as real yields fell.

Financial Highlights

StocksPLUS Growth and Income Portfolio (Institutional Class)
December 31, 2000

Selected Per Share Data for the Year or Period Ended:             12/31/2000 (b)


Net asset value beginning of period                               $   13.21
Net investment income (a)                                              0.49
Net realized / unrealized (loss) on investments (a)                   (1.48)
Total income from investment operations                               (0.99)
Dividends from net investment income                                  (0.63)
Distributions in excess of net realized capital gains                 (0.54)
Total distributions                                                   (1.17)
Net asset value end of period                                     $   11.05
Total return                                                          (7.91)%
Net assets end of period (000s)                                   $      63
Ratio of expenses to average net assets                                0.50%*
Ratio of net investment income to average net assets                   5.79%*
Portfolio turnover rate                                                 350%

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 28, 2000.



                                    2000 Annual Report See accompanying notes  3

Statement of Assets and Liabilities

StocksPLUS Growth and Income Portfolio
December 31, 2000

Amounts in thousands, except per share amounts

Assets:
Investments, at value                                                                             $        436,374
Cash and foreign currency                                                                                    1,664
Receivable for investments sold and forward foreign currency contracts                                      27,994
Receivable for Portfolio shares sold                                                                           304
Interest and dividends receivable                                                                            2,471
Manager reimbursement receivable                                                                                 8
Other assets                                                                                                     3
                                                                                                           468,818
------------------------------------------------------------------------------------------------------------------

Liabilities:

Payable for investments purchased and forward foreign currency contracts                          $        191,899
Written options outstanding                                                                                    166
Accrued investment advisory fee                                                                                 95
Accrued administration fee                                                                                      24
Accrued servicing fee                                                                                           35
Variation margin payable                                                                                     3,658
Other liabilities                                                                                              127
                                                                                                           196,004
------------------------------------------------------------------------------------------------------------------

Net Assets                                                                                        $        272,814
------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:

Paid in capital                                                                                   $        316,737
Undistributed (overdistributed) net investment income                                                         (143)
Accumulated undistributed net realized (loss)                                                               36,908)
Net unrealized (depreciation)                                                                               (6,872)
                                                                                                  $        272,814
------------------------------------------------------------------------------------------------------------------

Net Assets:

Institutional Class                                                                               $             63
Administrative Class                                                                                       272,751

Shares Issued and Outstanding:

Institutional Class                                                                                              6
Administrative Class                                                                                        24,691

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)
Institutional Class                                                                               $          11.05
Administrative Class                                                                                         11.05

Cost of Investments Owned                                                                         $        436,700
------------------------------------------------------------------------------------------------------------------
Cost of Foreign Currency Held                                                                                1,588
------------------------------------------------------------------------------------------------------------------


4  See accompanying notes

Statement of Operations

StocksPLUS Growth and Income Portfolio
For the year ended December 31, 2000

Amounts in thousands

Investment Income:
Interest                                                                                               $    17,235
Dividends, net of foreign taxes                                                                                 92
   Total Income                                                                                             17,327

Expenses:

Investment advisory fees                                                                                     1,059
Administration fees                                                                                            352
Distribution and/or servicing fees - Administrative Class                                                      310
Trustees' fees                                                                                                  23
Organization costs                                                                                               1
   Total Expenses                                                                                            1,745
   Reimbursement by Manager                                                                                    (12)
   Net Expenses                                                                                              1,733

Net Investment Income                                                                                       15,594
------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments                                                                               394
Net realized (loss) on futures contracts and written options                                               (30,011)
Net realized gain on foreign currency transactions                                                             723
Net change in unrealized (depreciation) on investments                                                        (155)
Net change in unrealized (depreciation) on futures contracts and written options                           (13,107)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in               (273)
foreign currencies
   Net (Loss)                                                                                              (42,429)

Net (Decrease) in Assets Resulting from Operations                                                     $   (26,835)
------------------------------------------------------------------------------------------------------------------



                                    2000 Annual Report See accompanying notes  5

Statements of Changes in Net Assets

StocksPLUS Growth and Income Portfolio
December 31, 2000

Amounts in thousands

                                                                                       Year Ended             Year Ended
Increase (Decrease) in Net Assets from:                                         December 31, 2000      December 31, 1999
Operations

Net investment income                                                           $          15,594      $           8,048
Net realized gain (loss)                                                                  (28,894)                14,885
Net change in unrealized appreciation (depreciation)                                      (13,535)                 4,024
Net increase (decrease) resulting from operations                                         (26,835)                26,957
------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:

From net investment income
   Institutional Class                                                                         (3)                     0
   Administrative Class                                                                   (16,322)                (7,970)
In excess of net investment income
   Institutional Class                                                                          0                      0
   Administrative Class                                                                         0                      0
From net realized capital gains
   Institutional Class                                                                          0                      0
   Administrative Class                                                                         0                (11,998)
In excess of net realized capital gains
   Institutional Class                                                                         (5)                     0
   Administrative Class                                                                   (12,432)                     0

Total Distributions                                                                       (28,762)               (19,968)
------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions:

Receipts for shares sold
   Institutional Class                                                                        139                      0
   Administrative Class                                                                   114,012                188,965
Issued as reinvestment of distributions
   Institutional Class                                                                          9                      0
   Administrative Class                                                                    28,754                 19,968
Cost of shares redeemed
   Institutional Class                                                                        (63)                     0
   Administrative Class                                                                   (44,852)               (43,774)
Net increase resulting from Fund share transactions                                        97,999                165,159

Total Increase in Net Assets                                                    $          42,402      $         172,148
------------------------------------------------------------------------------------------------------------------------

Net Assets:

Beginning of period                                                                       230,412                 58,264
End of period *                                                                 $         272,814     $          230,412

*Including net undistributed (overdistributed) investment income of:            $            (143)    $            5,040


6  See accompanying notes

Schedule of Investments

StocksPLUS Growth and Income Portfolio
December 31, 2000
                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)

 CORPORATE BONDS & NOTES 39.6%

Banking & Finance 18.3%
American General Finance
     6.050% due 07/02/2001                            $      300      $     300
Banco Latinoamericano SA
     7.639% due 12/10/2001                                 8,300          8,398
Caithness Coso Fund Corp.
     6.800% due 12/15/2001                                   738            733
Chrysler Financial Co. LLC
     6.677% due 06/11/2001 (d)                               600            600
Donaldson, Lufkin & Jenrette, Inc.
     7.210% due 04/25/2003 (d)                             1,100          1,100
Finova Capital Corp.
     6.910% due 06/18/2003 (d)                             3,000          1,890
Ford Motor Credit Canada
     6.820% due 12/16/2002 (d)                               300            299
Ford Motor Credit Co.
     6.993% due 07/16/2002 (d)                               700            700
General Motors Acceptance Corp.
     5.400% due 04/09/2001                                 2,000          1,995
     5.500% due 12/15/2001                                 3,500          3,473
     6.922% due 12/17/2001 (d)                             2,000          2,010
     6.858% due 08/18/2003 (d)                             3,000          2,994
     7.052% due 04/05/2004 (d)                               800            799
Goldman Sachs Group
     6.988% due 02/20/2001 (d)                               700            700
     7.009% due 02/10/2004 (d)                             1,300          1,298
GS Escrow Corp.
     7.711% due 08/01/2003 (d)                             1,000            956
Korea Development Bank
     7.125% due 09/17/2001                                 3,000          3,008
Lehman Brothers Holdings, Inc.
     7.051% due 08/01/2003 (d)                             1,100          1,096
     7.632% due 11/30/2006 (d)                             2,543          2,381
LG&E Capital Corp.
     7.360% due 06/18/2001 (d)                             1,200          1,201
Merrill Lynch & Co.
     7.193% due 01/11/2002 (d)                             2,200          2,208
     7.086% due 02/01/2002 (d)                               750            752
Morgan Stanley, Dean Witter, Discover and Co.
     6.837% due 01/28/2002 (d)                             4,700          4,707
Old Kent Bank
     7.461% due 11/01/2005 (d)                               700            699
Paine Webber Group, Inc.
     6.936% due 08/18/2004 (d)                             1,000            990
Salomon, Smith Barney Holdings
     6.998% due 04/02/2002 (d)                               300            300
Sovereign Bancorp, Inc.
     6.625% due 03/15/2001                                 4,300          4,281
                                                                      ---------
                                                                         49,868
                                                                      ---------
Industrials 15.7%
British Telecom PLC
     7.722% due 12/15/2003 (d)                             2,200          2,211
Cemex SA
     9.250% due 06/17/2002                                   900            917
Champion International Corp.
     9.700% due 05/01/2001                                   300            302
Clear Channel Communications, Inc.
     7.327% due 06/15/2002 (d)                             1,000          1,003
Coastal Corp.
     7.358% due 07/21/2003 (d)                             7,700          7,715
DaimlerChrysler Holdings
     7.090% due 08/23/2002 (d)                             3,300          3,304
Enron Corp.
     8.000% due 08/15/2005                                 5,200          5,534
HCA - The Healthcare Co.
     8.160% due 09/19/2002 (d)                             7,300          7,296
Park Place Entertainment Corp.
     7.950% due 08/01/2003                                 1,430          1,450
Petroleos Mexicanos
     8.662% due 07/15/2005 (d)                             4,000          4,020
Rollins Truck Leasing Co.
     8.250% due 05/01/2002                                 7,000          7,065
TRW, Inc.
     6.450% due 06/15/2001                                 1,100          1,097
Tyco International Group SA
     7.386% due 03/05/2001 (d)                               500            501
Williams Cos., Inc.
     7.259% due 11/15/2001 (d)                               300            300
                                                                      ---------
                                                                         42,715
                                                                      ---------
Utilities 5.6%
CMS Energy Corp.
     8.000% due 07/01/2011                                   800            798
Entergy Arkansas, Inc.
     7.720% due 03/01/2003                                   600            614
Nevada Power Co.
     7.210% due 06/12/2001 (d)                             1,000          1,000
Scana Corp.
     7.448% due 07/15/2002 (d)                             2,100          2,103
Sierra Pacific Power Co.
     7.160% due 06/12/2001 (d)                             3,300          3,300
Southern California Edison Co.
     7.203% due 05/01/2002 (d)                             5,000          4,321
Sprint Capital Corp.
     7.049% due 11/15/2001 (d)                             3,200          3,202
                                                                      ---------
                                                                         15,338
                                                                      ---------
Total Corporate Bonds & Notes                                           107,921
(Cost $108,773)                                                       ---------

 MUNICIPAL BONDS & NOTES 4.0%

North Carolina 4.0%
North Carolina State Education Assistance Authority
Revenue Bonds, (GTD Insured), Series 2000
     6.840% due 06/01/2009 (d)                            11,000         11,000
                                                                      ---------
Total Municipal Bonds & Notes                                            11,000
(Cost $11,000)                                                        ---------

 U.S. TREASURY OBLIGATIONS 7.8%

Treasury Inflation Protected Securities (h)
     3.625% due 07/15/2002 (b)                            19,773         19,808
     3.625% due 01/15/2008                                 1,400          1,391
                                                                      ---------
Total U.S. Treasury Obligations                                          21,199
(Cost $21,065)                                                        ---------

 MORTGAGE-BACKED SECURITIES 71.1%

Collateralized Mortgage Obligations 7.7%
Countrywide Home Loans
     6.500% due 03/25/2028                                   498            495
     6.050% due 04/25/2029                                   305            303
CS First Boston Mortgage Securities Corp.
     6.960% due 01/20/2004                                   186            188
DLJ Mortgage Acceptance Corp.
     7.187% due 06/25/2026 (d)                               794            790
Fannie Mae
     6.900% due 10/25/2020                                 1,000          1,007
Freddie Mac
     6.500% due 02/15/2024                                   311            311
General Electric Capital Mortgage Services, Inc.
     6.500% due 12/25/2023                                 1,636          1,624
     6.500% due 08/25/2024                                 2,104          2,096
Government National Mortgage Association
     7.120% due 06/16/2026 (d)                             3,874          3,854
Headlands Mortgage Securities, Inc.
     7.250% due 11/25/2027                                 1,000          1,002
     7.000% due 02/25/2028                                   328            327
Housing Securities, Inc.
     7.320% due 07/25/2032 (d)                               681            681
Independent National Mortgage Corp.
     8.350% due 06/25/2025                                    32             31
Morgan Stanley Capital I
     6.847% due 07/25/2027 (d)                               113            113
Morgan Stanley Dean Witter Capital I
     6.950% due 10/15/2026 (d)                             1,281          1,281



                                    2000 Annual Report See accompanying notes  7

StocksPLUS Growth and Income Portfolio
December 31, 2000
                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)

Norwest Asset Securities Corp.
     6.750% due 08/25/2029                             $     815      $     813
PNC Mortgage Securities Corp.
     6.625% due 03/25/2028                                   536            535
     7.500% due 05/25/2040(d)                              1,270          1,285
Prudential Home Mortgage Securities
     6.750% due 08/25/2008                                    15             15
Resecuritization Mortgage Trust
     6.870% due 04/26/2021 (d)                               285            281
Residential Accredit Loans, Inc.
     8.000% due 08/25/2026                                   510            509
Residential Asset Securitization Trust
     7.750% due 04/25/2027                                   850            849
Residential Funding Mortgage Securities, Inc.
     6.500% due 07/25/2008                                    33             33
     7.250% due 10/25/2027                                 1,000          1,012
Thrift Financing Corp.
    11.250% due 01/01/2016                                 1,373          1,396
                                                                      ---------
                                                                         20,831
                                                                      ---------
Fannie Mae 6.0%
     5.848% due 08/01/2031 (d)                                55             55
     6.500% due 09/01/2005                                   360            361
     6.759% due 08/01/2029 (d)                               230            229
     7.500% due 01/16/2031                                 6,000          6,088
     8.000% due 01/16/2031                                 9,500          9,735
                                                                      ---------
                                                                         16,468
                                                                      ---------
Government National Mortgage Association 57.4%
     7.000% due 01/23/2031                                33,000         33,144
     7.375% due 04/20/2024-04/20/2027(d)(i)                8,142          8,220
     7.500% due 01/23/2031                                39,500         40,178
     7.750% due 08/20/2024 (d)                               195            197
     8.000% due 01/23/2031 (i)                            72,999         74,781
                                                                      ---------
                                                                        156,520
                                                                      ---------
Total Mortgage-Backed Securities                                        193,819
(Cost $193,233)                                                       ---------

 ASSET-BACKED SECURITIES 9.8%

Advanta Equipment Receivables
     7.560% due 02/15/2007                                 5,978          6,074
Banc One Auto Grantor Trust
     6.270% due 11/20/2003                                   306            306
Korea National Housing
     9.968% due 05/23/2001                                 3,000          3,052
MGM Grand Term Loan
     7.870% due 05/06/2001                                 1,135          1,132
Option One Mortgage Loan Trust
     6.947% due 04/25/2030 (d)                             8,506          8,525
Saxon Asset Securities Trust
     6.850% due 05/25/2029 (d)                             2,512          2,514
Starwood Hotels & Resorts
     9.368% due 02/23/2003                                 2,408          2,414
     9.367% due 02/23/2003                                 2,093          2,098
The Money Store Home Equity Trust
     6.550% due 09/15/2021                                   611            610
     6.345% due 11/15/2021                                    88             88
WMC Mortgage Loan
     6.828% due 03/20/2028 (d)                                36             36
                                                                      ---------
Total Asset-Backed Securities                                            26,849
(Cost $26,738)                                                        ---------

 SOVEREIGN ISSUES 3.7%

Republic of Brazil
     7.875% due 01/01/2001 (d)                             3,647          3,647
     7.625% due 04/15/2006 (d)                             6,820          6,398
                                                                      ---------
Total Sovereign Issues                                                   10,045
(Cost $9,977)                                                         ---------

 FOREIGN CURRENCY-DENOMINATED (f) 1.0%

Korea Development Bank
     5.625% due 11/05/2002                      FF        20,000      $   2,835
                                                                      ---------
Total Foreign Currency-Denominated                                        2,835
(Cost $3,228)                                                         ---------

 PURCHASED PUT OPTIONS 0.1%

PNC Mortgage Securities Corp. (OTC)
     7.500% due 05/25/2040
     Strike @ 100.000 Exp. 04/01/2005                      1,300              0
S&P 500 Index March Futures (CME)
     Strike @ 850.000 Exp. 03/16/2001                        235            153
                                                                      ---------
Total Purchased Put Options                                                 153
(Cost $133)                                                           ---------

 SHORT-TERM INSTRUMENTS 22.9%

Commercial Paper 18.9%
Abbey National North America
     6.560% due 01/24/2001                                 2,500          2,490
Alcoa, Inc.
     6.550% due 01/18/2001                                   400            399
Associates Corp. of North America
     6.640% due 01/19/2001                                 7,800          7,776
AT&T Corp.
     7.470% due 01/31/2001                                 2,700          2,684
Bell South Telecommunications, Inc.
     6.300% due 02/28/2001                                 4,600          4,554
CDC
     6.570% due 01/31/2001                                 2,000          1,989
Detroit Edison Co.
     7.017% due 01/29/2001                                 1,100          1,100
General Electric Capital Corp.
     6.590% due 01/10/2001                                 1,600          1,598
     6.640% due 01/12/2001                                 2,200          2,196
     6.650% due 01/12/2001                                 5,500          5,490
     6.600% due 01/17/2001                                   800            798
SBC Communications, Inc.
     6.540% due 01/24/2001                                 1,700          1,693
UBS Finance, Inc.
     6.590% due 01/16/2001                                 1,000            997
Verizon Global Funding Corp.
     6.560% due 01/11/2001                                 5,500          5,491
     6.290% due 03/01/2001                                 6,500          6,434
Williams Cos., Inc.
     7.231% due 04/10/2001                                 6,000          6,001
                                                                      ---------
                                                                         51,690
                                                                      ---------
Repurchase Agreement 1.9%
State Street Bank
     6.000% due 01/02/2001                                 5,286          5,286
                                                                      ---------
     (Dated 12/29/2000. Collateralized by
     Federal Home Loan Bank
     6.450% due 04/29/2009 valued at $5,396.
     Repurchase proceeds are $5,290.)

U.S. Treasury Bills 2.0%
     5.694% due 02/01/2001-05/17/2001 (b)(i)               5,605          5,577
                                                                      ---------
Total Short-Term Instruments                                             62,553
(Cost $62,553)                                                        ---------

Total Investments (a) 160.0%                                          $ 436,374
(Cost $436,700)

Written Options (c) (0.1%)                                                 (166)
(Premiums $232)

Other Assets and Liabilities (Net) (60.0%)                             (163,394)
                                                                      ---------
Net Assets 100.0%                                                     $ 272,814
                                                                      ---------


8 See accompanying notes

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 2000, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $436,786 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                        $   2,017

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                         (2,430)
                                                                      ---------

Unrealized depreciation-net                                           $    (413)
                                                                      ---------
(b) Securities with an aggregate market value of $23,423 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                                                                     Unrealized
                                                   # of           Appreciation/
Type                                          Contracts          (Depreciation)
--------------------------------------------------------------------------------
Government of Japan 10 Year Note (03/2001)            1               $      15
United Kingdom Gilt LIF (03/2001)                    73                     (51)
S&P 500 Index (03/2001)                             797                  (5,716)
S&P 500 Index (06/2001)                               1                       8
U.S. Treasury 2 Year Note (03/2001)                  53                    (120)
                                                                      ---------
                                                                      $  (5,864)
                                                                      ---------

(c) Premiums received on written options:

                                                   # of
Type                                           Contract     Premium       Value
--------------------------------------------------------------------------------
Put - CME S&P 500 Index March Futures
     Strike @ 1230.000 Exp. 03/16/2001               16   $     144   $      56

Call - CME S&P 500 Index March Futures
     Strike @ 1350.000 Exp. 03/16/2001                8          88         110
                                                          ---------------------
                                                          $     232   $     166
                                                          ---------------------

(d) Variable rate security. The rate listed is as of December 31, 2000.

(e) Foreign forward currency contracts outstanding at December 31, 2000:

                                         Principal
                                            Amount                    Unrealized
                                        Covered by  Settlement     Appreciation/
Type                  Currency            Contract       Month    (Depreciation)
--------------------------------------------------------------------------------
Buy                         EC          $      826     01/2001        $      65
Sell                                         5,486     02/2001             (439)
Buy                                            723     02/2001               40
Buy                         PZ               4,200     01/2001               68
                                                                      ---------
                                                                      $    (266)
                                                                      ---------

(f) Principal amount denoted in indicated currency:

       EC  - Euro
       FF  - French Franc
       PZ  - Polish Zloty

(g) Swap agreements outstanding at December 31, 2000:

                                                                      Unrealized
                                                       Notional    Appreciation/
Type                                                     Amount   (Depreciation)
--------------------------------------------------------------------------------
Receive floating rate based on 6-month JY-LIBOR and pay fixed rate equal to 1.746%.

Broker: Goldman Sachs & Co.
Exp. 09/20/2007                                    JY   506,000       $    (124)

Receive total return on S&P 500 Index and pay floating rate based on 1-month LIBOR plus 0.180%.

Broker: J.P. Morgan Securities, Inc.
Exp. 05/03/2001                                       $       4               0
                                                                      ---------
                                                                      $    (124)
                                                                      ---------

(h) Principal amount of the security is adjusted for inflation.

(i) Securities are grouped by coupon or range of coupons and represent a range of maturities.




                                                           2000 Annual Report  9

Notes to Financial Statements
December 31, 2000


1. Organization
The StocksPLUS Growth and Income Portfolio (the "Portfolio") is a series of the PIMCO Variable Insurance Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust may offer up to two classes of shares: Institutional and Administrative. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on December 31, 1997.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of the Portfolio are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed at least once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. The Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by the Portfolio with the proceeds of a financing transaction may not exceed transaction costs.

Futures and Options. The Portfolio is authorized to enter into futures contracts and options. The Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. The Portfolio is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Swaps. The Portfolio is authorized to enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.



                                                           2000 Annual Report 11

December 31, 2000


3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO), which is a wholly owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract, for which it receives a monthly advisory fee based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.10%.

Servicing Fee. PIMCO Funds Distributiors LLC, ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares. The Trust is permitted to reimburse, out of the Administrative Class assets of the Portfolio in an amount up to 0.15% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.15% during current fiscal year.

New Administrative Class Fee Structure:

                                                                 From 01/01/2000
                                Effective 04/01/2000               to 03/31/2000
--------------------------------------------------------------------------------

Advisory Fee                                   0.40%                       0.40%
Administrative Fee                             0.10%                       0.25%
Service Fee                                    0.15%                         --

Expenses. The Portfolio is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio's pro rata share of Trustee fees cause the actual expense ratio to rise above the rate disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of the Portfolio's average daily net assets attributable to each class):

                                 Institutional Class        Administrative Class
--------------------------------------------------------------------------------

StocksPLUS Growth
   and Income Portfolio                        0.50%                       0.65%

PIMCO may be reimbursed for these waived amounts in future periods.

     The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive renumeration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a committee chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

Organization Expense. Costs incurred in connection with the organization of the Portfolio and its initial registration are amortized on a straight-line basis over a five-year period from the Portfolio's commencement of operations.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2000 were as follows (amounts in thousands):

                            U.S. Government/Agency                All Other
                            Purchases        Sales        Purchases        Sales
--------------------------------------------------------------------------------

StocksPLUS Growth
   and Income Portfolio      $ 851,68    $ 692,029        $ 173,946    $ 110,021

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                                          StocksPLUS Growth and Income Portfolio
                                          --------------------------------------
                                                                         Premium
--------------------------------------------------------------------------------
Balance at 12/31/1999                                                 $     253
Sales                                                                     4,332
Closing Buys                                                             (2,505)
Expirations                                                              (1,848)
Exercised                                                                     0
--------------------------------------------------------------------------------
Balance at 12/31/2000                                                 $     232
--------------------------------------------------------------------------------

6. Federal Income Tax Matters

As of December 31, 2000, the StocksPLUS Growth and Income Portfolio had remaining capital loss carryforwards that were realized during the current year.
     Additionally, the Portfolio realized $24,565,514 of capital losses during the period November 1, 2000 through December 31, 2000 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
     The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards:


                                               Capital Loss Carryforwards
                                          --------------------------------------
                                          Realized Losses             Expiration
--------------------------------------------------------------------------------

StocksPLUS Growth and Income
   Bond Portfolio                            $ 18,564,266             12/31/2008

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.


7. Acquisition by Allianz AG

On May 5, 2000, Allianz AG completed the acquisition of approximately 70% of the outstanding partnership interests in PIMCO Advisors L.P. ("PIMCO Advisors"), of which PIMCO is a subsidiary partnership. As a result of this transaction, PIMCO Advisors, and its subsidiaries, are now controlled by Allianz AG, a leading provider of financial services, particularly in Europe. PIMCO remains operationally independent, continues to operate under its existing name, and now leads the global fixed income efforts of Allianz AG. Key employees at each PIMCO Advisors' investment units, including PIMCO's Bill Gross, have signed long-term employment contracts and have significant profit-sharing and retention arrangements to ensure continuity of the investment process and staff. The Allianz Group manages assets of approximately US$600 billion as of December 31, 2000, including more than 300 mutual funds for the retail and institutional clients around the world.


8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                                    StocksPLUS Growth and Income Portfolio
                                                                              --------------------------------------------------
                                                                              Year Ended 12/31/2000        Year Ended 12/31/1999
                                                                              Shares         Amount        Shares         Amount
                                                                              --------------------------------------------------
Receipts for shares sold
   Institutional Class                                                            10    $       139             0   $          0
   Administrative Class                                                        8,754        114,012        14,200        188,965
Issued as reinvestment of distributions
   Institutional Class                                                             1              9             0              0
   Administrative Class                                                        2,378         28,754         1,460         19,968
Cost of shares redeemed
   Institutional Class                                                            (5)           (63)            0              0
   Administrative Class                                                       (3,432)       (44,852)       (3,301)       (43,774)
Net increase resulting from Portfolio share transactions                       7,706    $    97,999        12,359   $    165,159
--------------------------------------------------------------------------------------------------------------------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                                 Number     % of Portfolio  Held
--------------------------------------------------------------------------------

StocksPLUS Growth and Income Portfolio
   Administrative Class                               1                       95
   Institutional Class                                1                      100



                                                           2000 Annual Report 13

Report of Independent Accountants


To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the StocksPLUS Growth and Income Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the StocksPLUS Growth and Income Portfolio (a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Kansas City, Missouri
February 15, 2001

Federal Income Tax Information (Unaudited)


As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year-end regarding the status of the distributions made to the shareholders.

Capital Gain Distributions. Capital gains distributions paid during the calendar year end were in the amounts as follows:

                                                      Per Share        Per Share
                                                      Long-Term       Short-Term
                                                  Capital Gains    Capital Gains
--------------------------------------------------------------------------------
StocksPLUS Growth and Income Portfolio                $ 0.31613        $ 0.22659

Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during the Portfolio's calendar year-end which qualify for the corporate dividend-received deduction is as follows:

StocksPLUS Growth and Income Portfolio          0.43%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.



                                                          2000 Annual Report  15

Pacific Investment Management Company LLC is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $215 billion on behalf of mutual fund and institutional clients located around the world.

PIMCO Advisors L.P. is one of the largest investment management companies in the United States with assets under management of more than $276 billion as of December 31, 2000 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.


Its investment firms are:

Pacific Investment Management Company LLC/Newport Beach, California Oppenheimer Capital/New York, New York
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York, a division of PIMCO Advisors L.P. PIMCO/Allianz International Advisors LLC/New York, New York


Trustees and Officers
   Brent R. Harris, Chairman and Trustee
   R. Wesley Burns, President and Trustee
   Guilford C. Babcock, Trustee
   E. Philip Cannon, Trustee
   Vern O. Curtis, Trustee
   J. Michael Hagan, Trustee
   Thomas P. Kemp, Sr., Trustee
   William J. Popejoy, Trustee
   Garlin G. Flynn, Secretary
   John P. Hardaway, Treasurer

Investment Adviser and Administrator
   Pacific Investment Management Company LLC
   840 Newport Center Drive, Suite 300
   Newport Beach, California 92660

Transfer Agent
   National Financial Data Services
   330 W. 9th Street, 4th Floor
   Kansas City, Missouri 64105

Custodian
   State Street Bank & Trust Co.
   801 Pennsylvania
   Kansas City, Missouri 64105

Counsel
   Dechert Price & Rhoads
   1775 Eye Street, N.W.
   Washington, D.C. 20006-2401

Independent Accountants
   PricewaterhouseCoopers LLP
   1055 Broadway
   Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST
840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.


PIMCO FUNDS DISTRIBUTORS LLC
2187 ATLANTIC STREET
STAMFORD, CT 06902